2022 Annual Report

RiverSource Succession Select®

Variable Life Insurance

This wrapper contains an annual report that has been produced solely for the purpose of updating RiverSource Life Insurance Company’s financial statements for the fiscal years ended December 31, 2022, and 2021 due to a change in accounting standards.

ANN9080_12_B02_(10/23)	Issued by: RiverSource Life Insurance Company

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Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

THE POLICY OWNERS OF RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Life Separate Account, as indicated in Note 1, offered through RiverSource Succession Select® Variable Life Insurance sponsored by RiverSource Life Insurance Company, as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2023

We have served as the auditor of one or more of the divisions of RiverSource Variable Life Separate Account since 2010.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Intl Eq, Cl 2
Assets
Investments, at fair value(1),(2)	$450,808	$32,111,432	$34,925,586	$55,103,007	$18,301,431
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	29	149	—	14,098	—
Receivable for share redemptions	70	40,598	47,737	19,233	16,288
Total assets	450,907	32,152,179	34,973,323	55,136,338	18,317,719

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	70	11,576	12,572	16,566	7,681
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	29,022	35,165	2,667	8,607
Payable for investments purchased	29	149	—	14,098	—
Total liabilities	99	40,747	47,737	33,331	16,288
Net assets applicable to Variable Life contracts in accumulation period	450,722	32,111,294	34,925,496	55,102,770	18,301,343
Net assets applicable to seed money	86	138	90	237	88
Total net assets	$450,808	$32,111,432	$34,925,586	$55,103,007	$18,301,431
(1) Investment shares	57,137	1,132,279	2,707,410	1,030,926	10,640,367
(2) Investments, at cost	$630,561	$32,443,889	$38,506,837	$62,136,057	$29,714,742

December 31, 2022 (continued)	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Val, Cl I
Assets
Investments, at fair value(1),(2)	$14,058,158	$23,862,130	$16,964,959	$11,783,872	$60,397,126
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,961	5,882	4,294	—	7,474
Receivable for share redemptions	5,639	6,784	4,740	16,588	44,949
Total assets	14,066,758	23,874,796	16,973,993	11,800,460	60,449,549

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,161	6,784	4,740	5,416	26,072
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	478	—	—	11,172	18,877
Payable for investments purchased	2,961	5,882	4,294	—	7,474
Total liabilities	8,600	12,666	9,034	16,588	52,423
Net assets applicable to Variable Life contracts in accumulation period	14,058,051	23,862,053	16,964,816	11,783,872	60,397,126
Net assets applicable to seed money	107	77	143	—	—
Total net assets	$14,058,158	$23,862,130	$16,964,959	$11,783,872	$60,397,126
(1) Investment shares	629,846	3,160,547	1,713,632	1,236,503	4,851,175
(2) Investments, at cost	$15,561,953	$33,040,109	$16,165,924	$12,423,150	$41,329,585

See accompanying notes to financial statements.

2	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$12,172,831	$14,278,577	$190,709,099	$283,960,420	$204,738,441
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,769	697	10,043	13,478	—
Receivable for share redemptions	6,379	5,808	108,577	166,547	138,481
Total assets	12,180,979	14,285,082	190,827,719	284,140,445	204,876,922

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,476	5,808	101,104	166,217	82,342
Minimum death benefit guarantee risk charge	—	—	706	330	—
Contract terminations	2,903	—	6,767	—	56,139
Payable for investments purchased	1,769	697	10,043	13,478	—
Total liabilities	8,148	6,505	118,620	180,025	138,481
Net assets applicable to Variable Life contracts in accumulation period	12,172,732	14,278,498	190,708,942	283,960,103	204,738,272
Net assets applicable to seed money	99	79	157	317	169
Total net assets	$12,172,831	$14,278,577	$190,709,099	$283,960,420	$204,738,441
(1) Investment shares	1,025,512	6,897,863	5,478,572	4,006,779	5,572,630
(2) Investments, at cost	$15,042,953	$15,387,817	$110,351,640	$90,352,212	$97,998,615

December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$39,001,027	$16,056,784	$48,788,466	$43,768,383	$15,535,788
Dividends receivable	—	—	4,760	—	—
Accounts receivable from RiverSource Life for contract purchase payments	6,822	10,929	5,075	—	754
Receivable for share redemptions	17,559	6,340	225,460	31,711	9,677
Total assets	39,025,408	16,074,053	49,023,761	43,800,094	15,546,219

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	14,766	6,340	18,938	17,382	6,171
Minimum death benefit guarantee risk charge	—	—	18	—	—
Contract terminations	2,793	—	206,504	14,329	3,506
Payable for investments purchased	6,822	10,929	5,075	—	754
Total liabilities	24,381	17,269	230,535	31,711	10,431
Net assets applicable to Variable Life contracts in accumulation period	39,000,945	16,056,707	48,791,148	43,768,306	15,535,711
Net assets applicable to seed money	82	77	2,078	77	77
Total net assets	$39,001,027	$16,056,784	$48,793,226	$43,768,383	$15,535,788
(1) Investment shares	4,372,312	2,205,602	48,788,466	7,625,154	2,572,150
(2) Investments, at cost	$64,152,016	$20,986,097	$48,788,396	$51,299,537	$19,800,700

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Overseas Core, Cl 3
Assets
Investments, at fair value(1),(2)	$84,441,236	$62,909,208	$146,056,205	$14,093,916	$52,095,261
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	56,004	49,397	6,803	9,074	854
Receivable for share redemptions	35,692	31,247	53,710	4,983	47,148
Total assets	84,532,932	62,989,852	146,116,718	14,107,973	52,143,263

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	35,614	25,024	49,803	4,983	29,888
Minimum death benefit guarantee risk charge	78	—	—	—	—
Contract terminations	—	6,223	3,907	—	17,260
Payable for investments purchased	56,004	49,397	6,803	9,074	854
Total liabilities	91,696	80,644	60,513	14,057	48,002
Net assets applicable to Variable Life contracts in accumulation period	84,441,159	62,909,078	146,056,071	14,093,835	52,095,174
Net assets applicable to seed money	77	130	134	81	87
Total net assets	$84,441,236	$62,909,208	$146,056,205	$14,093,916	$52,095,261
(1) Investment shares	10,198,217	2,451,645	4,620,570	1,545,386	4,441,199
(2) Investments, at cost	$107,210,846	$33,708,188	$91,330,566	$14,847,089	$50,265,397

December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3
Assets
Investments, at fair value(1),(2)	$35,784,197	$16,262,245	$19,775,812	$19,931,070	$17,533,234
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	662	14,776	2,605	8,053	7,755
Receivable for share redemptions	27,918	6,370	7,995	7,888	9,927
Total assets	35,812,777	16,283,391	19,786,412	19,947,011	17,550,916

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	13,871	6,370	7,465	7,888	7,148
Minimum death benefit guarantee risk charge	—	—	—	—	43
Contract terminations	14,047	—	530	—	2,736
Payable for investments purchased	662	14,776	2,605	8,053	7,755
Total liabilities	28,580	21,146	10,600	15,941	17,682
Net assets applicable to Variable Life contracts in accumulation period	35,784,027	16,262,088	19,775,647	19,930,938	17,533,157
Net assets applicable to seed money	170	157	165	132	77
Total net assets	$35,784,197	$16,262,245	$19,775,812	$19,931,070	$17,533,234
(1) Investment shares	990,155	455,780	600,906	663,043	2,017,633
(2) Investments, at cost	$27,518,145	$11,105,366	$14,352,092	$13,992,187	$21,040,416

See accompanying notes to financial statements.

4	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B
Assets
Investments, at fair value(1),(2)	$9,417,832	$11,151,809	$38,174,240	$2,023,850	$4,522,392
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	5,465	4,476	—	993	448
Receivable for share redemptions	3,969	5,502	43,246	450	1,311
Total assets	9,427,266	11,161,787	38,217,486	2,025,293	4,524,151

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,663	4,332	14,900	450	1,311
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	306	1,170	28,346	—	—
Payable for investments purchased	5,465	4,476	—	993	448
Total liabilities	9,434	9,978	43,246	1,443	1,759
Net assets applicable to Variable Life contracts in accumulation period	9,417,709	11,151,730	38,174,047	2,023,758	4,522,307
Net assets applicable to seed money	123	79	193	92	85
Total net assets	$9,417,832	$11,151,809	$38,174,240	$2,023,850	$4,522,392
(1) Investment shares	385,661	2,367,688	922,306	257,815	348,412
(2) Investments, at cost	$10,305,197	$14,116,793	$26,668,191	$2,410,571	$4,800,197

December 31, 2022 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Assets
Investments, at fair value(1),(2)	$18,887,898	$111,113,085	$53,326,489	$87,935,276	$16,127,941
Dividends receivable	114,968	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,663	10,723	—	2,257	—
Receivable for share redemptions	7,517	49,550	30,906	47,517	24,821
Total assets	19,018,046	111,173,358	53,357,395	87,985,050	16,152,762

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,434	38,435	24,301	40,799	7,513
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	83	11,115	6,605	6,718	17,308
Payable for investments purchased	122,631	10,723	—	2,257	—
Total liabilities	130,148	60,273	30,906	49,774	24,821
Net assets applicable to Variable Life contracts in accumulation period	18,885,877	111,112,902	53,326,489	87,935,276	16,127,941
Net assets applicable to seed money	2,021	183	—	—	—
Total net assets	$18,887,898	$111,113,085	$53,326,489	$87,935,276	$16,127,941
(1) Investment shares	2,237,903	3,040,862	2,247,218	2,726,675	747,356
(2) Investments, at cost	$20,258,647	$106,236,989	$38,556,851	$88,322,169	$14,780,649

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2022 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Assets
Investments, at fair value(1),(2)	$35,304,138	$8,875,542	$16,110,415	$44,516,970	$84,169,755
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	26,623	805	3,086	693	—
Receivable for share redemptions	13,750	4,234	6,346	29,754	52,276
Total assets	35,344,511	8,880,581	16,119,847	44,547,417	84,222,031

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	13,750	2,801	5,395	15,574	34,375
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	1,433	951	14,180	17,901
Payable for investments purchased	26,623	805	3,086	693	—
Total liabilities	40,373	5,039	9,432	30,447	52,276
Net assets applicable to Variable Life contracts in accumulation period	35,304,056	8,875,441	16,110,331	44,516,887	84,169,674
Net assets applicable to seed money	82	101	84	83	81
Total net assets	$35,304,138	$8,875,542	$16,110,415	$44,516,970	$84,169,755
(1) Investment shares	3,046,086	602,549	1,062,692	3,552,831	5,652,771
(2) Investments, at cost	$43,925,627	$9,200,778	$19,408,459	$54,603,823	$90,068,398

December 31, 2022 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Assets
Investments, at fair value(1),(2)	$1,730,341	$5,638,460	$48,259,705	$12,554,424	$5,131,294
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	307	942	16,994	7,552	4,913
Receivable for share redemptions	410	2,595	19,883	5,664	1,742
Total assets	1,731,058	5,641,997	48,296,582	12,567,640	5,137,949

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	376	2,595	19,883	5,664	1,742
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	34	—	—	—	—
Payable for investments purchased	307	942	16,994	7,552	4,913
Total liabilities	717	3,537	36,877	13,216	6,655
Net assets applicable to Variable Life contracts in accumulation period	1,730,266	5,638,460	48,259,625	12,554,424	5,131,200
Net assets applicable to seed money	75	—	80	—	94
Total net assets	$1,730,341	$5,638,460	$48,259,705	$12,554,424	$5,131,294
(1) Investment shares	197,302	542,160	3,039,024	293,054	643,826
(2) Investments, at cost	$1,818,759	$6,805,135	$52,256,922	$16,475,802	$6,581,266

See accompanying notes to financial statements.

6	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Assets
Investments, at fair value(1),(2)	$11,358,241	$92,773,423	$12,519,320	$18,682,215	$18,771,892
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	39	7,813	8,498	9,990	—
Receivable for share redemptions	8,987	53,333	5,083	16,290	19,703
Total assets	11,367,267	92,834,569	12,532,901	18,708,495	18,791,595

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,660	53,333	5,083	6,991	7,362
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	4,327	—	—	9,299	12,341
Payable for investments purchased	39	7,813	8,498	9,990	—
Total liabilities	9,026	61,146	13,581	26,280	19,703
Net assets applicable to Variable Life contracts in accumulation period	11,358,129	92,773,423	12,518,964	18,682,077	18,771,749
Net assets applicable to seed money	112	—	356	138	143
Total net assets	$11,358,241	$92,773,423	$12,519,320	$18,682,215	$18,771,892
(1) Investment shares	560,901	3,778,958	225,533	747,588	660,517
(2) Investments, at cost	$10,317,356	$105,951,512	$17,244,457	$18,863,658	$21,941,704

December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Enter, Serv
Assets
Investments, at fair value(1),(2)	$23,843,984	$28,013,438	$25,087,158	$12,122,592	$19,831,184
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	712	2,941	3,308	18,121	4,930
Receivable for share redemptions	11,356	22,069	7,697	4,489	8,761
Total assets	23,856,052	28,038,448	25,098,163	12,145,202	19,844,875

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	8,206	10,465	7,697	4,489	8,761
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	3,150	11,604	—	—	—
Payable for investments purchased	712	2,941	3,308	18,121	4,930
Total liabilities	12,068	25,010	11,005	22,610	13,691
Net assets applicable to Variable Life contracts in accumulation period	23,843,818	28,013,357	25,087,078	12,122,491	19,831,184
Net assets applicable to seed money	166	81	80	101	—
Total net assets	$23,843,984	$28,013,438	$25,087,158	$12,122,592	$19,831,184
(1) Investment shares	786,930	6,882,909	1,112,019	962,875	315,884
(2) Investments, at cost	$31,436,885	$35,075,254	$27,019,763	$20,021,723	$19,215,565

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2022 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Assets
Investments, at fair value(1),(2)	$34,653,343	$36,992,775	$12,394,738	$1,327,064	$41,513,987
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,315	—	4,845	693	11,240
Receivable for share redemptions	13,710	57,543	4,829	452	22,175
Total assets	34,674,368	37,050,318	12,404,412	1,328,209	41,547,402

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	13,710	14,851	4,162	420	16,646
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	42,692	667	32	5,529
Payable for investments purchased	7,315	—	4,845	693	11,240
Total liabilities	21,025	57,543	9,674	1,145	33,415
Net assets applicable to Variable Life contracts in accumulation period	34,653,210	36,992,627	12,394,606	1,326,972	41,513,905
Net assets applicable to seed money	133	148	132	92	82
Total net assets	$34,653,343	$36,992,775	$12,394,738	$1,327,064	$41,513,987
(1) Investment shares	3,328,851	1,006,332	410,830	116,002	2,201,166
(2) Investments, at cost	$40,976,578	$35,920,479	$14,578,090	$1,498,728	$43,438,949

December 31, 2022 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S
Assets
Investments, at fair value(1),(2)	$26,223,670	$27,068,203	$15,694,824	$5,688,777	$891,531
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,301	9,522	71,631	2,315	637
Receivable for share redemptions	18,342	9,772	4,515	2,261	259
Total assets	26,244,313	27,087,497	15,770,970	5,693,353	892,427

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,497	9,183	4,515	2,261	259
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	7,845	589	—	—	—
Payable for investments purchased	2,301	9,522	71,631	2,315	637
Total liabilities	20,643	19,294	76,146	4,576	896
Net assets applicable to Variable Life contracts in accumulation period	26,223,590	27,068,035	15,694,758	5,688,695	891,442
Net assets applicable to seed money	80	168	66	82	89
Total net assets	$26,223,670	$27,068,203	$15,694,824	$5,688,777	$891,531
(1) Investment shares	2,966,478	760,984	5,585,347	817,353	108,723
(2) Investments, at cost	$44,104,512	$24,061,753	$52,318,640	$7,607,203	$1,064,503

See accompanying notes to financial statements.

8	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Assets
Investments, at fair value(1),(2)	$11,757,532	$10,910,950	$28,236,489	$4,815,951	$6,565,214
Dividends receivable	—	38,237	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	955	9,219	274	4,297	230
Receivable for share redemptions	4,822	3,938	18,239	2,177	4,593
Total assets	11,763,309	10,962,344	28,255,002	4,822,425	6,570,037

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,581	3,938	10,796	2,177	2,423
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	241	—	7,443	—	2,170
Payable for investments purchased	955	47,456	274	4,297	230
Total liabilities	5,777	51,394	18,513	6,474	4,823
Net assets applicable to Variable Life contracts in accumulation period	11,757,452	10,908,836	28,236,405	4,815,951	6,565,126
Net assets applicable to seed money	80	2,114	84	—	88
Total net assets	$11,757,532	$10,910,950	$28,236,489	$4,815,951	$6,565,214
(1) Investment shares	1,342,184	1,215,028	1,740,844	920,832	509,326
(2) Investments, at cost	$14,255,988	$13,305,464	$27,660,466	$5,790,036	$7,320,570

December 31, 2022 (continued)	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Assets
Investments, at fair value(1),(2)	$118,583,587	$27,318,889	$2,913,220	$25,991,372	$5,555,179
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	5,978	—	159	—	177
Receivable for share redemptions	74,545	21,142	1,494	46,119	1,838
Total assets	118,664,110	27,340,031	2,914,873	26,037,491	5,557,194

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	65,700	12,490	945	12,069	1,838
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	8,845	8,652	549	34,050	—
Payable for investments purchased	5,978	—	159	—	177
Total liabilities	80,523	21,142	1,653	46,119	2,015
Net assets applicable to Variable Life contracts in accumulation period	118,583,587	27,318,889	2,913,155	25,991,372	5,555,027
Net assets applicable to seed money	—	—	65	—	152
Total net assets	$118,583,587	$27,318,889	$2,913,220	$25,991,372	$5,555,179
(1) Investment shares	3,480,587	3,538,716	233,431	1,228,326	731,908
(2) Investments, at cost	$107,148,229	$34,168,503	$3,486,871	$18,527,010	$6,427,154

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$323,446,590	$325,259,712	$20,753,601	$20,096,217	$2,783,124
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	49,473	30,274	21,567	74	—
Receivable for share redemptions	79,740	115,566	10,175	13,706	967
Total assets	323,575,803	325,405,552	20,785,343	20,109,997	2,784,091

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	77,330	111,875	7,825	7,864	967
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	2,410	3,691	2,350	5,842	—
Payable for investments purchased	49,473	30,274	21,567	74	—
Total liabilities	129,213	145,840	31,742	13,780	967
Net assets applicable to Variable Life contracts in accumulation period	323,446,481	325,259,603	20,753,523	20,096,139	2,783,102
Net assets applicable to seed money	109	109	78	78	22
Total net assets	$323,446,590	$325,259,712	$20,753,601	$20,096,217	$2,783,124
(1) Investment shares	13,488,181	13,541,204	1,463,583	1,417,223	235,459
(2) Investments, at cost	$259,694,877	$233,446,490	$21,924,600	$20,259,976	$2,987,523

December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Assets
Investments, at fair value(1),(2)	$5,216,520	$40,637,023	$37,157,219	$351,693,910	$484,158,713
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	6,685	4,492	51,363	38,241
Receivable for share redemptions	1,944	11,483	10,988	200,869	191,211
Total assets	5,218,464	40,655,191	37,172,699	351,946,142	484,388,165

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,944	11,163	10,988	122,334	186,111
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	320	—	78,535	5,100
Payable for investments purchased	—	6,685	4,492	51,363	38,241
Total liabilities	1,944	18,168	15,480	252,232	229,452
Net assets applicable to Variable Life contracts in accumulation period	5,216,497	40,636,998	37,157,195	351,693,830	484,158,633
Net assets applicable to seed money	23	25	24	80	80
Total net assets	$5,216,520	$40,637,023	$37,157,219	$351,693,910	$484,158,713
(1) Investment shares	406,588	2,707,330	2,438,138	18,529,711	25,468,633
(2) Investments, at cost	$5,167,867	$37,300,441	$35,338,862	$287,095,368	$361,186,082

See accompanying notes to financial statements.

10	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Assets
Investments, at fair value(1),(2)	$650,499,563	$921,538,686	$43,274,872	$56,077,155	$5,868,611
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	81,514	95,361	4,995	238	996
Receivable for share redemptions	205,153	330,910	24,950	32,912	3,509
Total assets	650,786,230	921,964,957	43,304,817	56,110,305	5,873,116

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	161,724	330,910	16,765	21,959	2,256
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	43,429	—	8,185	10,953	1,253
Payable for investments purchased	81,514	95,361	4,995	238	996
Total liabilities	286,667	426,271	29,945	33,150	4,505
Net assets applicable to Variable Life contracts in accumulation period	650,499,456	921,538,579	43,274,793	56,077,076	5,868,477
Net assets applicable to seed money	107	107	79	79	134
Total net assets	$650,499,563	$921,538,686	$43,274,872	$56,077,155	$5,868,611
(1) Investment shares	30,454,099	43,062,555	2,641,934	3,417,255	199,545
(2) Investments, at cost	$527,674,889	$664,340,697	$40,890,908	$48,149,781	$3,719,852

December 31, 2022 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Acorn	Wanger Intl
Assets
Investments, at fair value(1),(2)	$13,016,567	$82,360,999	$63,137,183
Dividends receivable	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	77,163	—
Receivable for share redemptions	14,279	32,218	52,006
Total assets	13,030,846	82,470,380	63,189,189

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,581	32,218	24,555
Minimum death benefit guarantee risk charge	—	—	—
Contract terminations	9,698	—	27,451
Payable for investments purchased	—	77,163	—
Total liabilities	14,279	109,381	52,006
Net assets applicable to Variable Life contracts in accumulation period	13,016,431	82,360,921	63,137,095
Net assets applicable to seed money	136	78	88
Total net assets	$13,016,567	$82,360,999	$63,137,183
(1) Investment shares	404,870	7,521,552	3,611,967
(2) Investments, at cost	$9,700,556	$154,021,303	$94,002,805

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Intl Eq, Cl 2
Investment income
Dividend income	$11,905	$358,816	$1,485,696	$—	$706,891
Variable account expenses	892	143,224	154,917	221,338	98,273
Investment income (loss) — net	11,013	215,592	1,330,779	(221,338)	608,618

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	72,378	3,762,821	2,614,208	6,695,902	2,104,474
Cost of investments sold	86,300	3,329,087	2,851,567	6,293,215	3,490,380
Net realized gain (loss) on sales of investments	(13,922)	433,734	(237,359)	402,687	(1,385,906)
Distributions from capital gains	151,117	5,316,583	—	7,765,113	—
Net change in unrealized appreciation or depreciation of investments	(247,177)	(7,709,101)	(6,985,152)	(30,406,116)	(2,035,300)
Net gain (loss) on investments	(109,982)	(1,958,784)	(7,222,511)	(22,238,316)	(3,421,206)
Net increase (decrease) in net assets resulting from operations	$(98,969)	$(1,743,192)	$(5,891,732)	$(22,459,654)	$(2,812,588)

Year ended December 31, 2022 (continued)	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Val, Cl I
Investment income
Dividend income	$—	$—	$735,843	$189,748	$1,251,196
Variable account expenses	67,794	94,508	46,262	70,913	315,825
Investment income (loss) — net	(67,794)	(94,508)	689,581	118,835	935,371

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,311,856	3,777,711	2,056,291	1,692,207	4,802,115
Cost of investments sold	1,227,531	4,181,820	1,813,519	1,679,561	3,139,419
Net realized gain (loss) on sales of investments	84,325	(404,109)	242,772	12,646	1,662,696
Distributions from capital gains	2,970,270	4,551,520	—	1,997,247	4,691,534
Net change in unrealized appreciation or depreciation of investments	(6,901,998)	(17,059,015)	534,977	(6,353,404)	(7,250,073)
Net gain (loss) on investments	(3,847,403)	(12,911,604)	777,749	(4,343,511)	(895,843)
Net increase (decrease) in net assets resulting from operations	$(3,915,197)	$(13,006,112)	$1,467,330	$(4,224,676)	$39,528

Year ended December 31, 2022 (continued)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Investment income
Dividend income	$—	$182,741	$—	$—	$—
Variable account expenses	45,368	74,548	1,364,642	2,229,634	1,009,088
Investment income (loss) — net	(45,368)	108,193	(1,364,642)	(2,229,634)	(1,009,088)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,375,649	1,692,866	22,786,487	26,766,968	14,206,111
Cost of investments sold	1,654,459	1,549,006	12,500,786	7,914,908	6,726,139
Net realized gain (loss) on sales of investments	(278,810)	143,860	10,285,701	18,852,060	7,479,972
Distributions from capital gains	202,322	1,449,134	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,304,584)	(4,415,104)	(50,752,878)	(88,373,502)	(10,239,624)
Net gain (loss) on investments	(2,381,072)	(2,822,110)	(40,467,177)	(69,521,442)	(2,759,652)
Net increase (decrease) in net assets resulting from operations	$(2,426,440)	$(2,713,917)	$(41,831,819)	$(71,751,076)	$(3,768,740)

See accompanying notes to financial statements.

12	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$—	$581,519	$545,728	$2,387,458	$843,472
Variable account expenses	201,541	83,236	217,792	225,767	79,254
Investment income (loss) — net	(201,541)	498,283	327,936	2,161,691	764,218

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,209,003	2,239,120	12,564,028	5,208,542	2,241,953
Cost of investments sold	5,654,125	2,814,499	12,563,998	5,742,265	2,667,180
Net realized gain (loss) on sales of investments	(1,445,122)	(575,379)	30	(533,723)	(425,227)
Distributions from capital gains	13,039,804	—	—	329,353	578,319
Net change in unrealized appreciation or depreciation of investments	(31,157,293)	(2,661,910)	(30)	(7,805,950)	(2,860,407)
Net gain (loss) on investments	(19,562,611)	(3,237,289)	—	(8,010,320)	(2,707,315)
Net increase (decrease) in net assets resulting from operations	$(19,764,152)	$(2,739,006)	$327,936	$(5,848,629)	$(1,943,097)

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Overseas Core, Cl 3
Investment income
Dividend income	$2,806,296	$—	$—	$67,015	$429,632
Variable account expenses	472,239	359,917	631,773	58,005	376,326
Investment income (loss) — net	2,334,057	(359,917)	(631,773)	9,010	53,306

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,265,342	10,859,246	12,931,223	2,973,865	4,902,753
Cost of investments sold	11,903,588	5,110,355	7,013,687	3,118,747	4,446,848
Net realized gain (loss) on sales of investments	(1,638,246)	5,748,891	5,917,536	(144,882)	455,905
Distributions from capital gains	60,648	—	—	—	4,000,554
Net change in unrealized appreciation or depreciation of investments	(19,249,992)	(36,831,214)	(38,106,632)	(748,168)	(14,302,911)
Net gain (loss) on investments	(20,827,590)	(31,082,323)	(32,189,096)	(893,050)	(9,846,452)
Net increase (decrease) in net assets resulting from operations	$(18,493,533)	$(31,442,240)	$(32,820,869)	$(884,040)	$(9,793,146)

Year ended December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$382,412
Variable account expenses	162,365	88,119	90,590	99,085	94,496
Investment income (loss) — net	(162,365)	(88,119)	(90,590)	(99,085)	287,916

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,172,690	3,206,131	2,202,249	1,737,775	2,152,515
Cost of investments sold	3,145,090	2,003,000	1,496,534	1,151,903	2,415,291
Net realized gain (loss) on sales of investments	1,027,600	1,203,131	705,715	585,872	(262,776)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,608,810)	(9,186,956)	(2,653,288)	(3,991,359)	(3,135,777)
Net gain (loss) on investments	(581,210)	(7,983,825)	(1,947,573)	(3,405,487)	(3,398,553)
Net increase (decrease) in net assets resulting from operations	$(743,575)	$(8,071,944)	$(2,038,163)	$(3,504,572)	$(3,110,637)

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2022 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B
Investment income
Dividend income	$1,403,124	$595,794	$—	$33,406	$286,404
Variable account expenses	45,309	61,382	178,034	5,571	14,779
Investment income (loss) — net	1,357,815	534,412	(178,034)	27,835	271,625

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,191,392	2,294,988	4,404,695	314,577	580,235
Cost of investments sold	2,259,070	2,697,051	3,031,852	350,730	586,952
Net realized gain (loss) on sales of investments	(67,678)	(402,063)	1,372,843	(36,153)	(6,717)
Distributions from capital gains	—	245,223	—	166,607	4,169
Net change in unrealized appreciation or depreciation of investments	(354,101)	(3,014,867)	(2,522,748)	(509,340)	(629,971)
Net gain (loss) on investments	(421,779)	(3,171,707)	(1,149,905)	(378,886)	(632,519)
Net increase (decrease) in net assets resulting from operations	$936,036	$(2,637,295)	$(1,327,939)	$(351,051)	$(360,894)

Year ended December 31, 2022 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Investment income
Dividend income	$881,745	$325,223	$861,612	$372,659	$165,051
Variable account expenses	90,484	515,177	300,668	519,458	95,635
Investment income (loss) — net	791,261	(189,954)	560,944	(146,799)	69,416

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,050,516	10,395,179	4,396,331	7,613,059	1,641,714
Cost of investments sold	3,199,529	8,484,946	3,007,723	7,054,782	1,452,999
Net realized gain (loss) on sales of investments	(149,013)	1,910,233	1,388,608	558,277	188,715
Distributions from capital gains	—	6,097,289	1,096,265	6,132,452	160,292
Net change in unrealized appreciation or depreciation of investments	(1,272,321)	(49,165,903)	(6,302,031)	(23,352,498)	(6,018,280)
Net gain (loss) on investments	(1,421,334)	(41,158,381)	(3,817,158)	(16,661,769)	(5,669,273)
Net increase (decrease) in net assets resulting from operations	$(630,073)	$(41,348,335)	$(3,256,214)	$(16,808,568)	$(5,599,857)

Year ended December 31, 2022 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Investment income
Dividend income	$967,104	$335,731	$304,432	$460,667	$604,592
Variable account expenses	190,241	27,335	66,820	195,616	434,846
Investment income (loss) — net	776,863	308,396	237,612	265,051	169,746

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,468,568	1,021,285	1,338,759	5,818,344	7,425,906
Cost of investments sold	3,706,675	1,000,123	1,447,767	6,441,389	6,795,055
Net realized gain (loss) on sales of investments	(238,107)	21,162	(109,008)	(623,045)	630,851
Distributions from capital gains	2,890,793	136,275	1,838,495	8,693,371	13,001,873
Net change in unrealized appreciation or depreciation of investments	(16,275,014)	(810,449)	(3,325,258)	(13,743,879)	(24,179,567)
Net gain (loss) on investments	(13,622,328)	(653,012)	(1,595,771)	(5,673,553)	(10,546,843)
Net increase (decrease) in net assets resulting from operations	$(12,845,465)	$(344,616)	$(1,358,159)	$(5,408,502)	$(10,377,097)

See accompanying notes to financial statements.

14	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Investment income
Dividend income	$55,979	$19,359	$431,686	$—	$409,874
Variable account expenses	4,329	34,385	265,062	80,241	24,925
Investment income (loss) — net	51,650	(15,026)	166,624	(80,241)	384,949

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	409,080	825,038	4,681,356	1,769,000	1,784,627
Cost of investments sold	418,793	935,342	4,622,488	1,676,791	1,979,362
Net realized gain (loss) on sales of investments	(9,713)	(110,304)	58,868	92,209	(194,735)
Distributions from capital gains	—	64,914	274,792	3,937,411	198,300
Net change in unrealized appreciation or depreciation of investments	(158,483)	(1,379,036)	(13,202,862)	(9,999,177)	(1,379,867)
Net gain (loss) on investments	(168,196)	(1,424,426)	(12,869,202)	(5,969,557)	(1,376,302)
Net increase (decrease) in net assets resulting from operations	$(116,546)	$(1,439,452)	$(12,702,578)	$(6,049,798)	$(991,353)

Year ended December 31, 2022 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Investment income
Dividend income	$156,191	$934,687	$—	$356,404	$281,078
Variable account expenses	52,300	706,608	68,246	85,227	94,588
Investment income (loss) — net	103,891	228,079	(68,246)	271,177	186,490

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,842,610	8,185,904	1,600,123	1,958,085	2,192,549
Cost of investments sold	1,588,066	7,572,723	1,607,659	1,715,921	2,325,783
Net realized gain (loss) on sales of investments	254,544	613,181	(7,536)	242,164	(133,234)
Distributions from capital gains	356,156	15,884,668	3,841,627	2,338,194	2,198,697
Net change in unrealized appreciation or depreciation of investments	(651,343)	(42,696,731)	(9,669,927)	(3,244,417)	(6,868,118)
Net gain (loss) on investments	(40,643)	(26,198,882)	(5,835,836)	(664,059)	(4,802,655)
Net increase (decrease) in net assets resulting from operations	$63,248	$(25,970,803)	$(5,904,082)	$(392,882)	$(4,616,165)

Year ended December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Enter, Serv
Investment income
Dividend income	$—	$—	$66,837	$—	$16,797
Variable account expenses	110,790	133,407	100,047	68,744	111,013
Investment income (loss) — net	(110,790)	(133,407)	(33,210)	(68,744)	(94,216)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,407,116	4,308,465	4,538,581	3,432,701	1,969,650
Cost of investments sold	3,589,143	5,225,063	4,397,020	3,391,359	1,624,549
Net realized gain (loss) on sales of investments	(182,027)	(916,598)	141,561	41,342	345,101
Distributions from capital gains	4,734,220	—	3,131,662	5,660,514	3,678,767
Net change in unrealized appreciation or depreciation of investments	(16,000,885)	(2,995,252)	(8,622,288)	(14,178,751)	(8,031,542)
Net gain (loss) on investments	(11,448,692)	(3,911,850)	(5,349,065)	(8,476,895)	(4,007,674)
Net increase (decrease) in net assets resulting from operations	$(11,559,482)	$(4,045,257)	$(5,382,275)	$(8,545,639)	$(4,101,890)

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2022 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Investment income
Dividend income	$—	$623,004	$—	$1,215	$—
Variable account expenses	195,903	178,247	57,500	5,538	217,329
Investment income (loss) — net	(195,903)	444,757	(57,500)	(4,323)	(217,329)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,090,228	2,550,953	1,801,489	323,244	3,994,529
Cost of investments sold	4,601,717	2,442,837	1,728,283	330,222	3,603,606
Net realized gain (loss) on sales of investments	488,511	108,116	73,206	(6,978)	390,923
Distributions from capital gains	7,610,490	—	2,621,301	82,157	6,170,613
Net change in unrealized appreciation or depreciation of investments	(29,598,778)	(4,348,663)	(8,247,049)	(386,651)	(16,963,393)
Net gain (loss) on investments	(21,499,777)	(4,240,547)	(5,552,542)	(311,472)	(10,401,857)
Net increase (decrease) in net assets resulting from operations	$(21,695,680)	$(3,795,790)	$(5,610,042)	$(315,795)	$(10,619,186)

Year ended December 31, 2022 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S
Investment income
Dividend income	$—	$563,772	$—	$331,673	$—
Variable account expenses	139,964	105,098	85,016	34,483	2,678
Investment income (loss) — net	(139,964)	458,674	(85,016)	297,190	(2,678)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,913,736	2,379,769	7,212,669	1,793,096	182,855
Cost of investments sold	3,870,391	2,034,659	16,476,472	2,144,045	184,579
Net realized gain (loss) on sales of investments	(956,655)	345,110	(9,263,803)	(350,949)	(1,724)
Distributions from capital gains	10,344,851	991,243	11,845,667	293,439	156,711
Net change in unrealized appreciation or depreciation of investments	(21,124,372)	(1,715,779)	(31,468,101)	(2,591,605)	(238,667)
Net gain (loss) on investments	(11,736,176)	(379,426)	(28,886,237)	(2,649,115)	(83,680)
Net increase (decrease) in net assets resulting from operations	$(11,876,140)	$79,248	$(28,971,253)	$(2,351,925)	$(86,358)

Year ended December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Investment income
Dividend income	$932,465	$292,300	$106,166	$269,716	$101,131
Variable account expenses	58,820	51,516	128,252	28,236	29,345
Investment income (loss) — net	873,645	240,784	(22,086)	241,480	71,786

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,472,959	1,855,748	3,506,843	527,444	943,614
Cost of investments sold	1,591,598	2,157,891	3,453,447	613,872	1,094,545
Net realized gain (loss) on sales of investments	(118,639)	(302,143)	53,396	(86,428)	(150,931)
Distributions from capital gains	989,005	—	2,409,513	10,231	723,935
Net change in unrealized appreciation or depreciation of investments	(3,406,422)	(1,884,669)	(3,917,575)	(864,546)	(1,868,692)
Net gain (loss) on investments	(2,536,056)	(2,186,812)	(1,454,666)	(940,743)	(1,295,688)
Net increase (decrease) in net assets resulting from operations	$(1,662,411)	$(1,946,028)	$(1,476,752)	$(699,263)	$(1,223,902)

See accompanying notes to financial statements.

16	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2022 (continued)	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Investment income
Dividend income	$1,082,127	$—	$—	$363,101	$—
Variable account expenses	873,108	159,923	12,017	137,479	22,278
Investment income (loss) — net	209,019	(159,923)	(12,017)	225,622	(22,278)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,376,287	2,573,904	688,867	2,362,962	1,157,675
Cost of investments sold	8,348,070	2,284,991	853,006	1,772,310	1,357,531
Net realized gain (loss) on sales of investments	2,028,217	288,913	(164,139)	590,652	(199,856)
Distributions from capital gains	19,249,801	8,893,911	—	—	—
Net change in unrealized appreciation or depreciation of investments	(59,259,751)	(17,526,002)	(11,919)	2,751,403	(708,937)
Net gain (loss) on investments	(37,981,733)	(8,343,178)	(176,058)	3,342,055	(908,793)
Net increase (decrease) in net assets resulting from operations	$(37,772,714)	$(8,503,101)	$(188,075)	$3,567,677	$(931,071)

Year ended December 31, 2022 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	1,004,721	1,448,098	102,735	102,714	13,434
Investment income (loss) — net	(1,004,721)	(1,448,098)	(102,735)	(102,714)	(13,434)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,010,746	21,189,578	7,128,478	3,930,555	838,442
Cost of investments sold	16,836,831	14,344,471	7,100,531	3,699,973	843,012
Net realized gain (loss) on sales of investments	8,173,915	6,845,107	27,947	230,582	(4,570)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(78,328,709)	(81,418,508)	(3,942,715)	(4,088,599)	(571,561)
Net gain (loss) on investments	(70,154,794)	(74,573,401)	(3,914,768)	(3,858,017)	(576,131)
Net increase (decrease) in net assets resulting from operations	$(71,159,515)	$(76,021,499)	$(4,017,503)	$(3,960,731)	$(589,565)

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	26,400	133,047	145,316	1,641,299	2,456,484
Investment income (loss) — net	(26,400)	(133,047)	(145,316)	(1,641,299)	(2,456,484)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,146,774	7,026,945	5,432,667	44,351,891	49,751,104
Cost of investments sold	1,055,144	6,149,095	4,928,940	31,756,403	34,980,360
Net realized gain (loss) on sales of investments	91,630	877,850	503,727	12,595,488	14,770,744
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,269,841)	(10,769,420)	(9,015,383)	(85,635,637)	(117,156,622)
Net gain (loss) on investments	(1,178,211)	(9,891,570)	(8,511,656)	(73,040,149)	(102,385,878)
Net increase (decrease) in net assets resulting from operations	$(1,204,611)	$(10,024,617)	$(8,656,972)	$(74,681,448)	$(104,842,362)

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	2,150,776	4,287,887	222,115	294,067	29,982
Investment income (loss) — net	(2,150,776)	(4,287,887)	(222,115)	(294,067)	(29,982)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	63,481,759	54,578,843	9,332,562	8,902,516	915,258
Cost of investments sold	43,458,197	37,194,756	8,373,590	7,282,933	512,886
Net realized gain (loss) on sales of investments	20,023,562	17,384,087	958,972	1,619,583	402,372
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(162,249,474)	(220,567,643)	(9,842,710)	(13,282,085)	(1,715,798)
Net gain (loss) on investments	(142,225,912)	(203,183,556)	(8,883,738)	(11,662,502)	(1,313,426)
Net increase (decrease) in net assets resulting from operations	$(144,376,688)	$(207,471,443)	$(9,105,853)	$(11,956,569)	$(1,343,408)

Year ended December 31, 2022 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Acorn	Wanger Intl
Investment income
Dividend income	$—	$—	$643,711
Variable account expenses	58,252	436,719	329,842
Investment income (loss) — net	(58,252)	(436,719)	313,869

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,508,215	6,160,039	6,425,632
Cost of investments sold	1,061,764	9,445,615	8,373,044
Net realized gain (loss) on sales of investments	446,451	(3,285,576)	(1,947,412)
Distributions from capital gains	—	32,579,264	12,731,509
Net change in unrealized appreciation or depreciation of investments	(2,475,968)	(72,039,737)	(45,357,938)
Net gain (loss) on investments	(2,029,517)	(42,746,049)	(34,573,841)
Net increase (decrease) in net assets resulting from operations	$(2,087,769)	$(43,182,768)	$(34,259,972)

See accompanying notes to financial statements.

18	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Intl Eq, Cl 2
Operations
Investment income (loss) — net	$11,013	$215,592	$1,330,779	$(221,338)	$608,618
Net realized gain (loss) on sales of investments	(13,922)	433,734	(237,359)	402,687	(1,385,906)
Distributions from capital gains	151,117	5,316,583	—	7,765,113	—
Net change in unrealized appreciation or depreciation of investments	(247,177)	(7,709,101)	(6,985,152)	(30,406,116)	(2,035,300)
Net increase (decrease) in net assets resulting from operations	(98,969)	(1,743,192)	(5,891,732)	(22,459,654)	(2,812,588)

Contract transactions
Contract purchase payments	58,194	829,796	1,785,259	2,351,477	652,188
Net transfers(1)	8,248	(1,015,436)	103,159	954,544	(665,968)
Transfers for policy loans	759	(320,874)	(20,085)	(604,994)	34,780
Policy charges	(17,862)	(654,487)	(967,915)	(992,484)	(516,565)
Contract terminations:
Surrender benefits	(147)	(926,497)	(1,309,088)	(1,250,003)	(628,012)
Death benefits	—	(919)	(34,386)	(27,860)	(7,838)
Increase (decrease) from transactions	49,192	(2,088,417)	(443,056)	430,680	(1,131,415)
Net assets at beginning of year	500,585	35,943,041	41,260,374	77,131,981	22,245,434
Net assets at end of year	$450,808	$32,111,432	$34,925,586	$55,103,007	$18,301,431

Accumulation unit activity
Units outstanding at beginning of year	339,479	8,602,283	21,576,989	11,121,856	10,506,165
Units purchased	56,180	268,939	1,306,323	848,526	370,862
Units redeemed	(20,381)	(772,428)	(1,589,392)	(702,989)	(993,469)
Units outstanding at end of year	375,278	8,098,794	21,293,920	11,267,393	9,883,558

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Val, Cl I
Operations
Investment income (loss) — net	$(67,794)	$(94,508)	$689,581	$118,835	$935,371
Net realized gain (loss) on sales of investments	84,325	(404,109)	242,772	12,646	1,662,696
Distributions from capital gains	2,970,270	4,551,520	—	1,997,247	4,691,534
Net change in unrealized appreciation or depreciation of investments	(6,901,998)	(17,059,015)	534,977	(6,353,404)	(7,250,073)
Net increase (decrease) in net assets resulting from operations	(3,915,197)	(13,006,112)	1,467,330	(4,224,676)	39,528

Contract transactions
Contract purchase payments	413,522	1,280,958	457,299	376,535	1,970,798
Net transfers(1)	(323,613)	(984,841)	7,398,582	(358,905)	1,691,779
Transfers for policy loans	(55,339)	(162,536)	(145,840)	(45,746)	(254,863)
Policy charges	(361,503)	(577,979)	(200,572)	(316,968)	(1,815,803)
Contract terminations:
Surrender benefits	(492,133)	(800,734)	(276,459)	(421,570)	(1,864,930)
Death benefits	—	(1,684)	—	—	(21,292)
Increase (decrease) from transactions	(819,066)	(1,246,816)	7,233,010	(766,654)	(294,311)
Net assets at beginning of year	18,792,421	38,115,058	8,264,619	16,775,202	60,651,909
Net assets at end of year	$14,058,158	$23,862,130	$16,964,959	$11,783,872	$60,397,126

Accumulation unit activity
Units outstanding at beginning of year	3,460,075	6,491,946	9,385,322	5,558,149	14,850,029
Units purchased	96,082	472,354	7,741,344	172,032	1,977,703
Units redeemed	(281,771)	(635,955)	(616,923)	(615,365)	(1,130,003)
Units outstanding at end of year	3,274,386	6,328,345	16,509,743	5,114,816	15,697,729

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Operations
Investment income (loss) — net	$(45,368)	$108,193	$(1,364,642)	$(2,229,634)	$(1,009,088)
Net realized gain (loss) on sales of investments	(278,810)	143,860	10,285,701	18,852,060	7,479,972
Distributions from capital gains	202,322	1,449,134	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,304,584)	(4,415,104)	(50,752,878)	(88,373,502)	(10,239,624)
Net increase (decrease) in net assets resulting from operations	(2,426,440)	(2,713,917)	(41,831,819)	(71,751,076)	(3,768,740)

Contract transactions
Contract purchase payments	564,415	450,805	7,804,165	9,209,802	5,714,036
Net transfers(1)	194,211	385,781	(620,079)	(3,956,476)	(745,463)
Transfers for policy loans	(158,015)	(42,762)	(551,407)	(151,938)	(1,100,467)
Policy charges	(273,720)	(282,756)	(9,751,482)	(13,944,876)	(5,448,290)
Contract terminations:
Surrender benefits	(449,986)	(673,968)	(9,724,413)	(12,803,783)	(7,007,976)
Death benefits	(18,649)	—	(164,917)	(399,997)	(119,593)
Increase (decrease) from transactions	(141,744)	(162,900)	(13,008,133)	(22,047,268)	(8,707,753)
Net assets at beginning of year	14,741,015	17,155,394	245,549,051	377,758,764	217,214,934
Net assets at end of year	$12,172,831	$14,278,577	$190,709,099	$283,960,420	$204,738,441

Accumulation unit activity
Units outstanding at beginning of year	8,960,177	5,131,125	75,551,628	99,081,975	55,539,471
Units purchased	614,409	438,665	3,484,529	3,073,917	1,870,207
Units redeemed	(749,516)	(491,297)	(8,439,952)	(10,146,657)	(3,920,965)
Units outstanding at end of year	8,825,070	5,078,493	70,596,205	92,009,235	53,488,713

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(201,541)	$498,283	$327,936	$2,161,691	$764,218
Net realized gain (loss) on sales of investments	(1,445,122)	(575,379)	30	(533,723)	(425,227)
Distributions from capital gains	13,039,804	—	—	329,353	578,319
Net change in unrealized appreciation or depreciation of investments	(31,157,293)	(2,661,910)	(30)	(7,805,950)	(2,860,407)
Net increase (decrease) in net assets resulting from operations	(19,764,152)	(2,739,006)	327,936	(5,848,629)	(1,943,097)

Contract transactions
Contract purchase payments	1,757,208	746,121	4,132,715	1,492,083	555,778
Net transfers(1)	328,809	(373,432)	13,149,186	(1,871,634)	(455,735)
Transfers for policy loans	(3,696)	(52,199)	(572,524)	11,688	(28,724)
Policy charges	(1,015,733)	(586,998)	(4,149,352)	(1,380,087)	(529,841)
Contract terminations:
Surrender benefits	(1,622,658)	(692,899)	(6,478,825)	(1,970,427)	(581,715)
Death benefits	(18,825)	(29,780)	(385,023)	(51,915)	(7,767)
Increase (decrease) from transactions	(574,895)	(989,187)	5,696,177	(3,770,292)	(1,048,004)
Net assets at beginning of year	59,340,074	19,784,977	42,769,113	53,387,304	18,526,889
Net assets at end of year	$39,001,027	$16,056,784	$48,793,226	$43,768,383	$15,535,788

Accumulation unit activity
Units outstanding at beginning of year	20,488,644	15,543,859	42,780,232	19,745,895	8,058,155
Units purchased	1,446,006	661,089	17,290,287	590,318	292,331
Units redeemed	(1,463,809)	(1,493,322)	(11,574,596)	(2,105,460)	(740,623)
Units outstanding at end of year	20,470,841	14,711,626	48,495,923	18,230,753	7,609,863

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$2,334,057	$(359,917)	$(631,773)	$9,010	$53,306
Net realized gain (loss) on sales of investments	(1,638,246)	5,748,891	5,917,536	(144,882)	455,905
Distributions from capital gains	60,648	—	—	—	4,000,554
Net change in unrealized appreciation or depreciation of investments	(19,249,992)	(36,831,214)	(38,106,632)	(748,168)	(14,302,911)
Net increase (decrease) in net assets resulting from operations	(18,493,533)	(31,442,240)	(32,820,869)	(884,040)	(9,793,146)

Contract transactions
Contract purchase payments	4,106,078	1,658,088	4,778,714	232,745	2,477,494
Net transfers(1)	(1,768,086)	(5,125,739)	10,965,156	2,391,138	(111,248)
Transfers for policy loans	(233,554)	(453,980)	(835,464)	(280,497)	13,656
Policy charges	(3,609,938)	(1,568,693)	(2,896,937)	(270,103)	(2,774,759)
Contract terminations:
Surrender benefits	(3,464,956)	(3,157,947)	(4,897,357)	(628,155)	(2,152,107)
Death benefits	(223,973)	(1)	—	—	(45,549)
Increase (decrease) from transactions	(5,194,429)	(8,648,272)	7,114,112	1,445,128	(2,592,513)
Net assets at beginning of year	108,129,198	102,999,720	171,762,962	13,532,828	64,480,920
Net assets at end of year	$84,441,236	$62,909,208	$146,056,205	$14,093,916	$52,095,261

Accumulation unit activity
Units outstanding at beginning of year	60,519,741	17,354,468	34,652,437	12,445,089	34,473,237
Units purchased	2,775,032	351,496	4,236,592	2,555,032	2,088,567
Units redeemed	(5,734,231)	(2,454,808)	(2,391,726)	(1,139,406)	(3,788,701)
Units outstanding at end of year	57,560,542	15,251,156	36,497,303	13,860,715	32,773,103

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(162,365)	$(88,119)	$(90,590)	$(99,085)	$287,916
Net realized gain (loss) on sales of investments	1,027,600	1,203,131	705,715	585,872	(262,776)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,608,810)	(9,186,956)	(2,653,288)	(3,991,359)	(3,135,777)
Net increase (decrease) in net assets resulting from operations	(743,575)	(8,071,944)	(2,038,163)	(3,504,572)	(3,110,637)

Contract transactions
Contract purchase payments	870,290	628,300	563,583	650,643	859,918
Net transfers(1)	3,672,553	(1,429,633)	1,711,060	1,317,138	69,297
Transfers for policy loans	(203,518)	(194,051)	(78,949)	(106,003)	(39,176)
Policy charges	(486,468)	(491,357)	(296,380)	(464,377)	(955,060)
Contract terminations:
Surrender benefits	(935,287)	(733,749)	(584,394)	(579,115)	(557,333)
Death benefits	(8,297)	(2,855)	—	(113)	(14,821)
Increase (decrease) from transactions	2,909,273	(2,223,345)	1,314,920	818,173	(637,175)
Net assets at beginning of year	33,618,499	26,557,534	20,499,055	22,617,469	21,281,046
Net assets at end of year	$35,784,197	$16,262,245	$19,775,812	$19,931,070	$17,533,234

Accumulation unit activity
Units outstanding at beginning of year	7,417,685	4,326,907	4,462,461	4,707,528	15,981,241
Units purchased	1,278,755	175,226	708,407	561,335	955,617
Units redeemed	(546,760)	(657,229)	(318,414)	(294,317)	(1,468,300)
Units outstanding at end of year	8,149,680	3,844,904	4,852,454	4,974,546	15,468,558

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$1,357,815	$534,412	$(178,034)	$27,835	$271,625
Net realized gain (loss) on sales of investments	(67,678)	(402,063)	1,372,843	(36,153)	(6,717)
Distributions from capital gains	—	245,223	—	166,607	4,169
Net change in unrealized appreciation or depreciation of investments	(354,101)	(3,014,867)	(2,522,748)	(509,340)	(629,971)
Net increase (decrease) in net assets resulting from operations	936,036	(2,637,295)	(1,327,939)	(351,051)	(360,894)

Contract transactions
Contract purchase payments	241,592	357,078	860,299	101,025	141,415
Net transfers(1)	1,717,594	(135,929)	1,340,662	46,917	1,036,715
Transfers for policy loans	(117,853)	(36,768)	(535,652)	(31,566)	(17,105)
Policy charges	(188,793)	(297,863)	(444,804)	(52,680)	(98,391)
Contract terminations:
Surrender benefits	(221,958)	(325,355)	(796,824)	(58,984)	(95,351)
Death benefits	(10,833)	—	(1,894)	—	—
Increase (decrease) from transactions	1,419,749	(438,837)	421,787	4,712	967,283
Net assets at beginning of year	7,062,047	14,227,941	39,080,392	2,370,189	3,916,003
Net assets at end of year	$9,417,832	$11,151,809	$38,174,240	$2,023,850	$4,522,392

Accumulation unit activity
Units outstanding at beginning of year	9,003,980	8,800,771	7,698,935	1,596,316	3,088,848
Units purchased	1,836,800	387,951	600,200	176,681	983,288
Units redeemed	(583,029)	(736,390)	(507,029)	(169,350)	(179,315)
Units outstanding at end of year	10,257,751	8,452,332	7,792,106	1,603,647	3,892,821

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$791,261	$(189,954)	$560,944	$(146,799)	$69,416
Net realized gain (loss) on sales of investments	(149,013)	1,910,233	1,388,608	558,277	188,715
Distributions from capital gains	—	6,097,289	1,096,265	6,132,452	160,292
Net change in unrealized appreciation or depreciation of investments	(1,272,321)	(49,165,903)	(6,302,031)	(23,352,498)	(6,018,280)
Net increase (decrease) in net assets resulting from operations	(630,073)	(41,348,335)	(3,256,214)	(16,808,568)	(5,599,857)

Contract transactions
Contract purchase payments	548,360	3,766,084	1,126,075	1,920,313	509,393
Net transfers(1)	1,958,096	(667,124)	858,777	(1,500,764)	86,829
Transfers for policy loans	(120,393)	(332,511)	(269,058)	(360,830)	26,216
Policy charges	(419,415)	(2,528,829)	(1,505,180)	(2,800,665)	(522,497)
Contract terminations:
Surrender benefits	(804,011)	(3,359,337)	(2,275,074)	(3,372,184)	(544,144)
Death benefits	(12,887)	(24,669)	(29,002)	(55,934)	(29,480)
Increase (decrease) from transactions	1,149,750	(3,146,386)	(2,093,462)	(6,170,064)	(473,683)
Net assets at beginning of year	18,368,221	155,607,806	58,676,165	110,913,908	22,201,481
Net assets at end of year	$18,887,898	$111,113,085	$53,326,489	$87,935,276	$16,127,941

Accumulation unit activity
Units outstanding at beginning of year	10,721,412	30,395,506	11,749,316	18,705,742	7,155,035
Units purchased	1,417,889	1,568,906	483,237	380,249	484,648
Units redeemed	(807,036)	(2,217,229)	(882,765)	(1,559,945)	(618,030)
Units outstanding at end of year	11,332,265	29,747,183	11,349,788	17,526,046	7,021,653

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Operations
Investment income (loss) — net	$776,863	$308,396	$237,612	$265,051	$169,746
Net realized gain (loss) on sales of investments	(238,107)	21,162	(109,008)	(623,045)	630,851
Distributions from capital gains	2,890,793	136,275	1,838,495	8,693,371	13,001,873
Net change in unrealized appreciation or depreciation of investments	(16,275,014)	(810,449)	(3,325,258)	(13,743,879)	(24,179,567)
Net increase (decrease) in net assets resulting from operations	(12,845,465)	(344,616)	(1,358,159)	(5,408,502)	(10,377,097)

Contract transactions
Contract purchase payments	1,658,199	225,608	654,676	1,496,451	2,338,363
Net transfers(1)	(248,137)	2,960,948	33,001	(1,575,068)	(1,613,268)
Transfers for policy loans	(75,429)	(56,068)	(13,174)	(165,860)	(344,565)
Policy charges	(1,170,418)	(171,161)	(461,474)	(1,075,441)	(2,407,839)
Contract terminations:
Surrender benefits	(1,402,468)	(183,364)	(565,735)	(1,401,246)	(3,591,919)
Death benefits	(74,026)	—	(687)	(8,056)	(62,685)
Increase (decrease) from transactions	(1,312,279)	2,775,963	(353,393)	(2,729,220)	(5,681,913)
Net assets at beginning of year	49,461,882	6,444,195	17,821,967	52,654,692	100,228,765
Net assets at end of year	$35,304,138	$8,875,542	$16,110,415	$44,516,970	$84,169,755

Accumulation unit activity
Units outstanding at beginning of year	16,713,384	4,438,019	6,441,108	12,267,450	20,047,085
Units purchased	812,826	2,352,498	370,538	433,286	518,382
Units redeemed	(1,251,361)	(295,702)	(474,663)	(1,065,627)	(1,691,805)
Units outstanding at end of year	16,274,849	6,494,815	6,336,983	11,635,109	18,873,662

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$51,650	$(15,026)	$166,624	$(80,241)	$384,949
Net realized gain (loss) on sales of investments	(9,713)	(110,304)	58,868	92,209	(194,735)
Distributions from capital gains	—	64,914	274,792	3,937,411	198,300
Net change in unrealized appreciation or depreciation of investments	(158,483)	(1,379,036)	(13,202,862)	(9,999,177)	(1,379,867)
Net increase (decrease) in net assets resulting from operations	(116,546)	(1,439,452)	(12,702,578)	(6,049,798)	(991,353)

Contract transactions
Contract purchase payments	112,945	183,106	1,248,523	301,995	225,927
Net transfers(1)	155,011	245,406	(1,296,421)	(859,281)	430,713
Transfers for policy loans	(6,764)	(173,142)	(345,883)	17,714	(229,750)
Policy charges	(20,698)	(168,864)	(1,190,722)	(370,120)	(179,779)
Contract terminations:
Surrender benefits	(131,387)	(167,351)	(1,700,037)	(223,028)	(1,053,257)
Death benefits	—	—	(60,264)	—	—
Increase (decrease) from transactions	109,107	(80,845)	(3,344,804)	(1,132,720)	(806,146)
Net assets at beginning of year	1,737,780	7,158,757	64,307,087	19,736,942	6,928,793
Net assets at end of year	$1,730,341	$5,638,460	$48,259,705	$12,554,424	$5,131,294

Accumulation unit activity
Units outstanding at beginning of year	1,615,408	1,270,593	11,927,465	4,890,566	4,691,972
Units purchased	308,119	114,251	316,205	103,047	451,944
Units redeemed	(197,876)	(148,588)	(1,077,654)	(454,856)	(1,073,040)
Units outstanding at end of year	1,725,651	1,236,256	11,166,016	4,538,757	4,070,876

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$103,891	$228,079	$(68,246)	$271,177	$186,490
Net realized gain (loss) on sales of investments	254,544	613,181	(7,536)	242,164	(133,234)
Distributions from capital gains	356,156	15,884,668	3,841,627	2,338,194	2,198,697
Net change in unrealized appreciation or depreciation of investments	(651,343)	(42,696,731)	(9,669,927)	(3,244,417)	(6,868,118)
Net increase (decrease) in net assets resulting from operations	63,248	(25,970,803)	(5,904,082)	(392,882)	(4,616,165)

Contract transactions
Contract purchase payments	330,791	3,267,261	386,661	494,345	677,868
Net transfers(1)	2,251,930	(1,534,792)	(260,251)	475,047	(576,404)
Transfers for policy loans	(41,874)	86,757	(29,290)	(8,880)	(62,887)
Policy charges	(219,625)	(4,588,916)	(352,015)	(332,017)	(402,582)
Contract terminations:
Surrender benefits	(368,530)	(3,669,503)	(415,267)	(621,555)	(529,174)
Death benefits	—	(209,328)	(419)	(9,795)	(17,449)
Increase (decrease) from transactions	1,952,692	(6,648,521)	(670,581)	(2,855)	(910,628)
Net assets at beginning of year	9,342,301	125,392,747	19,093,983	19,077,952	24,298,685
Net assets at end of year	$11,358,241	$92,773,423	$12,519,320	$18,682,215	$18,771,892

Accumulation unit activity
Units outstanding at beginning of year	2,549,886	25,190,370	10,664,725	7,203,832	9,836,324
Units purchased	667,789	846,620	297,092	523,071	344,746
Units redeemed	(182,265)	(2,419,491)	(782,341)	(519,914)	(921,624)
Units outstanding at end of year	3,035,410	23,617,499	10,179,476	7,206,989	9,259,446

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Enter, Serv
Operations
Investment income (loss) — net	$(110,790)	$(133,407)	$(33,210)	$(68,744)	$(94,216)
Net realized gain (loss) on sales of investments	(182,027)	(916,598)	141,561	41,342	345,101
Distributions from capital gains	4,734,220	—	3,131,662	5,660,514	3,678,767
Net change in unrealized appreciation or depreciation of investments	(16,000,885)	(2,995,252)	(8,622,288)	(14,178,751)	(8,031,542)
Net increase (decrease) in net assets resulting from operations	(11,559,482)	(4,045,257)	(5,382,275)	(8,545,639)	(4,101,890)

Contract transactions
Contract purchase payments	1,197,390	1,272,856	972,288	543,979	335,273
Net transfers(1)	(9,031)	(1,288,667)	(1,031,616)	(1,264,094)	(484,525)
Transfers for policy loans	(176,289)	239,943	(368,679)	(107,837)	(137,656)
Policy charges	(482,369)	(1,005,834)	(489,257)	(355,225)	(426,264)
Contract terminations:
Surrender benefits	(755,405)	(922,807)	(591,992)	(429,818)	(388,238)
Death benefits	(7,254)	(5,930)	(33,681)	—	(2,535)
Increase (decrease) from transactions	(232,958)	(1,710,439)	(1,542,937)	(1,612,995)	(1,103,945)
Net assets at beginning of year	35,636,424	33,769,134	32,012,370	22,281,226	25,037,019
Net assets at end of year	$23,843,984	$28,013,438	$25,087,158	$12,122,592	$19,831,184

Accumulation unit activity
Units outstanding at beginning of year	8,265,995	21,943,117	7,169,614	3,297,359	3,776,478
Units purchased	723,584	1,203,091	305,692	456,805	61,152
Units redeemed	(869,819)	(2,372,250)	(849,120)	(474,440)	(234,201)
Units outstanding at end of year	8,119,760	20,773,958	6,626,186	3,279,724	3,603,429

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(195,903)	$444,757	$(57,500)	$(4,323)	$(217,329)
Net realized gain (loss) on sales of investments	488,511	108,116	73,206	(6,978)	390,923
Distributions from capital gains	7,610,490	—	2,621,301	82,157	6,170,613
Net change in unrealized appreciation or depreciation of investments	(29,598,778)	(4,348,663)	(8,247,049)	(386,651)	(16,963,393)
Net increase (decrease) in net assets resulting from operations	(21,695,680)	(3,795,790)	(5,610,042)	(315,795)	(10,619,186)

Contract transactions
Contract purchase payments	1,107,575	1,308,320	444,280	68,767	943,935
Net transfers(1)	(1,970,285)	84,107	(444,311)	(253,961)	(264,685)
Transfers for policy loans	(151,629)	35,028	(3,015)	12,528	(341,342)
Policy charges	(757,102)	(1,031,388)	(289,808)	(29,702)	(928,418)
Contract terminations:
Surrender benefits	(1,184,531)	(1,077,934)	(449,681)	(4,905)	(1,515,478)
Death benefits	(89)	(7,378)	—	—	(37,142)
Increase (decrease) from transactions	(2,956,061)	(689,245)	(742,535)	(207,273)	(2,143,130)
Net assets at beginning of year	59,305,084	41,477,810	18,747,315	1,850,132	54,276,303
Net assets at end of year	$34,653,343	$36,992,775	$12,394,738	$1,327,064	$41,513,987

Accumulation unit activity
Units outstanding at beginning of year	6,624,732	17,622,789	3,567,960	1,215,346	19,514,616
Units purchased	215,537	793,850	122,614	64,026	532,099
Units redeemed	(714,596)	(1,083,056)	(310,414)	(219,850)	(1,433,614)
Units outstanding at end of year	6,125,673	17,333,583	3,380,160	1,059,522	18,613,101

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S
Operations
Investment income (loss) — net	$(139,964)	$458,674	$(85,016)	$297,190	$(2,678)
Net realized gain (loss) on sales of investments	(956,655)	345,110	(9,263,803)	(350,949)	(1,724)
Distributions from capital gains	10,344,851	991,243	11,845,667	293,439	156,711
Net change in unrealized appreciation or depreciation of investments	(21,124,372)	(1,715,779)	(31,468,101)	(2,591,605)	(238,667)
Net increase (decrease) in net assets resulting from operations	(11,876,140)	79,248	(28,971,253)	(2,351,925)	(86,358)

Contract transactions
Contract purchase payments	683,156	742,646	1,488,342	254,008	49,676
Net transfers(1)	(310,931)	3,407,035	(2,159,664)	(1,114,897)	369,535
Transfers for policy loans	(32,203)	(25,161)	53,878	(22,063)	(6,601)
Policy charges	(602,379)	(641,558)	(510,186)	(146,069)	(26,574)
Contract terminations:
Surrender benefits	(1,091,251)	(899,203)	(1,041,314)	(149,461)	(77,863)
Death benefits	—	(9,424)	(955)	(19,791)	—
Increase (decrease) from transactions	(1,353,608)	2,574,335	(2,169,899)	(1,198,273)	308,173
Net assets at beginning of year	39,453,418	24,414,620	46,835,976	9,238,975	669,716
Net assets at end of year	$26,223,670	$27,068,203	$15,694,824	$5,688,777	$891,531

Accumulation unit activity
Units outstanding at beginning of year	5,906,211	7,306,648	5,973,586	4,168,697	502,280
Units purchased	148,704	1,396,241	429,326	167,544	346,657
Units redeemed	(426,559)	(523,567)	(1,010,753)	(784,984)	(91,962)
Units outstanding at end of year	5,628,356	8,179,322	5,392,159	3,551,257	756,975

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$873,645	$240,784	$(22,086)	$241,480	$71,786
Net realized gain (loss) on sales of investments	(118,639)	(302,143)	53,396	(86,428)	(150,931)
Distributions from capital gains	989,005	—	2,409,513	10,231	723,935
Net change in unrealized appreciation or depreciation of investments	(3,406,422)	(1,884,669)	(3,917,575)	(864,546)	(1,868,692)
Net increase (decrease) in net assets resulting from operations	(1,662,411)	(1,946,028)	(1,476,752)	(699,263)	(1,223,902)

Contract transactions
Contract purchase payments	383,894	280,063	662,106	150,735	252,082
Net transfers(1)	333,996	(249,000)	1,053,677	(174,905)	118,898
Transfers for policy loans	(64,252)	(56,506)	(233,662)	(5,172)	(27,107)
Policy charges	(339,723)	(204,470)	(553,237)	(184,384)	(120,218)
Contract terminations:
Surrender benefits	(553,973)	(265,932)	(694,095)	(123,760)	(219,508)
Death benefits	(5,106)	—	(22,014)	(18,058)	(1,674)
Increase (decrease) from transactions	(245,164)	(495,845)	212,775	(355,544)	2,473
Net assets at beginning of year	13,665,107	13,352,823	29,500,466	5,870,758	7,786,643
Net assets at end of year	$11,757,532	$10,910,950	$28,236,489	$4,815,951	$6,565,214

Accumulation unit activity
Units outstanding at beginning of year	6,552,300	10,892,832	6,242,855	2,052,633	3,270,713
Units purchased	492,515	291,301	1,447,380	58,564	171,635
Units redeemed	(545,601)	(746,413)	(455,798)	(195,599)	(184,707)
Units outstanding at end of year	6,499,214	10,437,720	7,234,437	1,915,598	3,257,641

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$209,019	$(159,923)	$(12,017)	$225,622	$(22,278)
Net realized gain (loss) on sales of investments	2,028,217	288,913	(164,139)	590,652	(199,856)
Distributions from capital gains	19,249,801	8,893,911	—	—	—
Net change in unrealized appreciation or depreciation of investments	(59,259,751)	(17,526,002)	(11,919)	2,751,403	(708,937)
Net increase (decrease) in net assets resulting from operations	(37,772,714)	(8,503,101)	(188,075)	3,567,677	(931,071)

Contract transactions
Contract purchase payments	2,946,744	922,014	127,519	880,252	111,152
Net transfers(1)	(1,884,492)	(606,590)	45,152	89,075	881,200
Transfers for policy loans	(433,647)	16,565	6,796	(104,950)	(9,799)
Policy charges	(4,498,829)	(1,017,058)	(58,507)	(936,774)	(76,488)
Contract terminations:
Surrender benefits	(5,014,218)	(1,190,522)	(105,099)	(1,053,411)	(187,550)
Death benefits	(14,793)	(41,572)	—	(42,634)	—
Increase (decrease) from transactions	(8,899,235)	(1,917,163)	15,861	(1,168,442)	718,515
Net assets at beginning of year	165,255,536	37,739,153	3,085,434	23,592,137	5,767,735
Net assets at end of year	$118,583,587	$27,318,889	$2,913,220	$25,991,372	$5,555,179

Accumulation unit activity
Units outstanding at beginning of year	21,923,256	7,905,972	3,391,387	8,503,560	4,425,135
Units purchased	482,159	247,494	250,140	359,846	755,865
Units redeemed	(1,925,193)	(735,420)	(268,517)	(745,286)	(253,854)
Units outstanding at end of year	20,480,222	7,418,046	3,373,010	8,118,120	4,927,146

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(1,004,721)	$(1,448,098)	$(102,735)	$(102,714)	$(13,434)
Net realized gain (loss) on sales of investments	8,173,915	6,845,107	27,947	230,582	(4,570)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(78,328,709)	(81,418,508)	(3,942,715)	(4,088,599)	(571,561)
Net increase (decrease) in net assets resulting from operations	(71,159,515)	(76,021,499)	(4,017,503)	(3,960,731)	(589,565)

Contract transactions
Contract purchase payments	19,439,973	11,646,101	639,837	608,093	12,695
Net transfers(1)	8,593,328	(3,811,482)	469,073	116,849	203,505
Transfers for policy loans	(1,806,606)	(1,343,086)	(297,979)	(58,701)	(32,613)
Policy charges	(6,083,592)	(5,474,295)	(707,322)	(917,862)	(99,697)
Contract terminations:
Surrender benefits	(7,179,062)	(11,940,116)	(1,222,493)	(1,476,351)	(398,302)
Death benefits	(75,827)	(38,962)	(128,315)	—	—
Increase (decrease) from transactions	12,888,214	(10,961,840)	(1,247,199)	(1,727,972)	(314,412)
Net assets at beginning of year	381,717,891	412,243,051	26,018,303	25,784,920	3,687,101
Net assets at end of year	$323,446,590	$325,259,712	$20,753,601	$20,096,217	$2,783,124

Accumulation unit activity
Units outstanding at beginning of year	148,828,350	158,006,104	16,879,788	16,745,210	2,829,495
Units purchased	18,730,166	5,247,077	1,040,922	671,906	197,737
Units redeemed	(12,678,342)	(10,258,370)	(1,873,686)	(1,890,690)	(479,200)
Units outstanding at end of year	154,880,174	152,994,811	16,047,024	15,526,426	2,548,032

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(26,400)	$(133,047)	$(145,316)	$(1,641,299)	$(2,456,484)
Net realized gain (loss) on sales of investments	91,630	877,850	503,727	12,595,488	14,770,744
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,269,841)	(10,769,420)	(9,015,383)	(85,635,637)	(117,156,622)
Net increase (decrease) in net assets resulting from operations	(1,204,611)	(10,024,617)	(8,656,972)	(74,681,448)	(104,842,362)

Contract transactions
Contract purchase payments	254,518	2,648,219	1,738,747	17,312,942	16,899,052
Net transfers(1)	(632,349)	(506,525)	(1,294,949)	(6,828,090)	(13,586,482)
Transfers for policy loans	(122,282)	(175,462)	34,764	(1,413,036)	(2,220,617)
Policy charges	(210,359)	(951,438)	(1,122,784)	(13,024,644)	(17,970,940)
Contract terminations:
Surrender benefits	(132,398)	(2,552,592)	(957,827)	(15,962,952)	(22,798,732)
Death benefits	—	—	(65,646)	(1,940,307)	(1,365,399)
Increase (decrease) from transactions	(842,870)	(1,537,798)	(1,667,695)	(21,856,087)	(41,043,118)
Net assets at beginning of year	7,264,001	52,199,438	47,481,886	448,231,445	630,044,193
Net assets at end of year	$5,216,520	$40,637,023	$37,157,219	$351,693,910	$484,158,713

Accumulation unit activity
Units outstanding at beginning of year	5,248,246	33,100,861	31,834,663	219,116,853	304,929,678
Units purchased	214,664	3,133,995	1,377,865	15,579,867	9,356,131
Units redeemed	(900,741)	(4,081,742)	(2,697,042)	(27,294,086)	(32,161,246)
Units outstanding at end of year	4,562,169	32,153,114	30,515,486	207,402,634	282,124,563

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(2,150,776)	$(4,287,887)	$(222,115)	$(294,067)	$(29,982)
Net realized gain (loss) on sales of investments	20,023,562	17,384,087	958,972	1,619,583	402,372
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(162,249,474)	(220,567,643)	(9,842,710)	(13,282,085)	(1,715,798)
Net increase (decrease) in net assets resulting from operations	(144,376,688)	(207,471,443)	(9,105,853)	(11,956,569)	(1,343,408)

Contract transactions
Contract purchase payments	36,068,808	33,647,736	1,853,740	2,331,336	165,951
Net transfers(1)	(10,820,217)	(7,814,621)	(1,875,318)	(3,108,932)	(299,051)
Transfers for policy loans	(3,713,531)	(3,379,951)	(307,132)	66,292	(45,693)
Policy charges	(18,507,951)	(20,736,144)	(2,064,549)	(2,736,394)	(129,737)
Contract terminations:
Surrender benefits	(21,336,597)	(38,960,011)	(1,698,736)	(2,374,456)	(158,844)
Death benefits	(43,832)	(371,134)	(39,625)	(278,388)	—
Increase (decrease) from transactions	(18,353,320)	(37,614,125)	(4,131,620)	(6,100,542)	(467,374)
Net assets at beginning of year	813,229,571	1,166,624,254	56,512,345	74,134,266	7,679,393
Net assets at end of year	$650,499,563	$921,538,686	$43,274,872	$56,077,155	$5,868,611

Accumulation unit activity
Units outstanding at beginning of year	357,968,550	501,421,840	31,916,602	41,861,507	1,815,078
Units purchased	28,538,255	17,817,594	1,281,467	1,663,611	104,013
Units redeemed	(37,760,657)	(36,140,569)	(4,035,166)	(5,674,906)	(251,995)
Units outstanding at end of year	348,746,148	483,098,865	29,162,903	37,850,212	1,667,096

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Acorn	Wanger Intl
Operations
Investment income (loss) — net	$(58,252)	$(436,719)	$313,869
Net realized gain (loss) on sales of investments	446,451	(3,285,576)	(1,947,412)
Distributions from capital gains	—	32,579,264	12,731,509
Net change in unrealized appreciation or depreciation of investments	(2,475,968)	(72,039,737)	(45,357,938)
Net increase (decrease) in net assets resulting from operations	(2,087,769)	(43,182,768)	(34,259,972)

Contract transactions
Contract purchase payments	441,461	2,774,707	2,438,347
Net transfers(1)	(430,725)	(328,035)	(1,258,069)
Transfers for policy loans	(133,890)	(351,836)	(339,931)
Policy charges	(330,283)	(2,197,870)	(1,670,289)
Contract terminations:
Surrender benefits	(486,770)	(3,102,710)	(2,390,891)
Death benefits	(720)	(39,203)	(37,749)
Increase (decrease) from transactions	(940,927)	(3,244,947)	(3,258,582)
Net assets at beginning of year	16,045,263	128,788,714	100,655,737
Net assets at end of year	$13,016,567	$82,360,999	$63,137,183

Accumulation unit activity
Units outstanding at beginning of year	4,687,413	22,005,085	27,689,136
Units purchased	141,928	786,682	1,008,426
Units redeemed	(444,288)	(1,467,917)	(2,296,059)
Units outstanding at end of year	4,385,053	21,323,850	26,401,503

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	Allspg VT Intl Eq, Cl 2
Operations
Investment income (loss) — net	$6,453	$63,033	$514,773	$(266,495)	$123,381
Net realized gain (loss) on sales of investments	13,648	597,910	231,525	2,825,970	(952,267)
Distributions from capital gains	—	—	—	4,938,261	—
Net change in unrealized appreciation or depreciation of investments	23,500	7,168,810	3,190,543	9,347,443	2,131,462
Net increase (decrease) in net assets resulting from operations	43,601	7,829,753	3,936,841	16,845,179	1,302,576

Contract transactions
Contract purchase payments	60,492	874,496	1,957,062	2,518,142	747,679
Net transfers(1)	(66,557)	300,138	(134,132)	1,467,001	829,072
Transfers for policy loans	(1,702)	76,555	159,040	(754,595)	40,340
Policy charges	(16,807)	(560,015)	(965,335)	(886,174)	(528,308)
Contract terminations:
Surrender benefits	(22,778)	(1,528,779)	(1,980,659)	(2,416,301)	(967,812)
Death benefits	—	(24,143)	(3,884)	(65,293)	(12,702)
Increase (decrease) from contract transactions	(47,352)	(861,748)	(967,908)	(137,220)	108,269
Net assets at beginning of year	504,336	28,975,036	38,291,441	60,424,022	20,834,589
Net assets at end of year	$500,585	$35,943,041	$41,260,374	$77,131,981	$22,245,434

Accumulation unit activity
Units outstanding at beginning of year	372,143	8,839,188	22,047,743	11,217,084	10,326,052
Units purchased	48,653	456,953	1,442,107	1,096,836	944,128
Units redeemed	(81,317)	(693,858)	(1,912,861)	(1,192,064)	(764,015)
Units outstanding at end of year	339,479	8,602,283	21,576,989	11,121,856	10,506,165

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Val, Cl I
Operations
Investment income (loss) — net	$(72,267)	$(146,777)	$136,270	$(65,100)	$693,976
Net realized gain (loss) on sales of investments	559,552	2,164,077	43,843	550,210	2,057,384
Distributions from capital gains	877,176	4,296,734	—	463,566	—
Net change in unrealized appreciation or depreciation of investments	2,417,447	(3,604,235)	1,589,945	330,072	9,159,638
Net increase (decrease) in net assets resulting from operations	3,781,908	2,709,799	1,770,058	1,278,748	11,910,998

Contract transactions
Contract purchase payments	445,800	1,538,055	473,342	392,969	1,793,066
Net transfers(1)	(686,456)	(1,136,481)	1,633,622	158,625	(253,409)
Transfers for policy loans	(162,232)	(466,195)	(18,439)	(92,029)	84,580
Policy charges	(351,253)	(625,218)	(110,671)	(321,078)	(1,582,458)
Contract terminations:
Surrender benefits	(752,236)	(1,099,875)	(260,658)	(565,109)	(2,073,330)
Death benefits	(21,403)	(82,428)	(942)	(6,643)	(226,196)
Increase (decrease) from contract transactions	(1,527,780)	(1,872,142)	1,716,254	(433,265)	(2,257,747)
Net assets at beginning of year	16,538,293	37,277,401	4,778,307	15,929,719	50,998,658
Net assets at end of year	$18,792,421	$38,115,058	$8,264,619	$16,775,202	$60,651,909

Accumulation unit activity
Units outstanding at beginning of year	3,782,246	6,635,027	7,533,354	5,717,949	14,859,192
Units purchased	95,118	487,554	2,623,161	189,397	1,220,089
Units redeemed	(417,289)	(630,635)	(771,193)	(349,197)	(1,229,252)
Units outstanding at end of year	3,460,075	6,491,946	9,385,322	5,558,149	14,850,029

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3
Operations
Investment income (loss) — net	$70,444	$105,055	$(1,563,364)	$(2,481,578)	$(1,008,279)
Net realized gain (loss) on sales of investments	244,442	269,024	10,937,774	21,925,766	8,258,980
Distributions from capital gains	2,462,622	478,806	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,973,489)	1,260,939	21,216,460	74,529,823	38,271,292
Net increase (decrease) in net assets resulting from operations	804,019	2,113,824	30,590,870	93,974,011	45,521,993

Contract transactions
Contract purchase payments	618,923	376,855	8,338,826	10,205,714	6,376,633
Net transfers(1)	1,218,558	1,198,980	5,109,983	(5,691,461)	(4,739,213)
Transfers for policy loans	(179,699)	20,663	(393,703)	446,187	(665,222)
Policy charges	(240,648)	(271,867)	(9,685,089)	(13,833,631)	(4,932,202)
Contract terminations:
Surrender benefits	(935,016)	(464,473)	(9,545,837)	(15,542,136)	(8,110,374)
Death benefits	—	—	(393,998)	(276,520)	(252,846)
Increase (decrease) from contract transactions	482,118	860,158	(6,569,818)	(24,691,847)	(12,323,224)
Net assets at beginning of year	13,454,878	14,181,412	221,527,999	308,476,600	184,016,165
Net assets at end of year	$14,741,015	$17,155,394	$245,549,051	$377,758,764	$217,214,934

Accumulation unit activity
Units outstanding at beginning of year	8,664,011	4,878,423	78,111,874	107,057,264	58,980,508
Units purchased	1,234,531	504,515	4,885,833	3,547,785	1,812,323
Units redeemed	(938,365)	(251,813)	(7,446,079)	(11,523,074)	(5,253,360)
Units outstanding at end of year	8,960,177	5,131,125	75,551,628	99,081,975	55,539,471

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$317,310	$655,576	$(219,891)	$2,340,670	$1,554,611
Net realized gain (loss) on sales of investments	1,253,334	(364,449)	88	100,527	(142,376)
Distributions from capital gains	2,401,307	—	4,440	—	—
Net change in unrealized appreciation or depreciation of investments	(9,105,887)	(166,043)	(88)	(207,064)	(706,240)
Net increase (decrease) in net assets resulting from operations	(5,133,936)	125,084	(215,451)	2,234,133	705,995

Contract transactions
Contract purchase payments	2,180,101	776,065	5,016,453	1,840,299	702,516
Net transfers(1)	3,645,767	(152,823)	(1,524,641)	1,310,633	131,233
Transfers for policy loans	(104,930)	148,869	649,153	173,882	(59,592)
Policy charges	(1,179,326)	(577,077)	(4,120,689)	(1,355,312)	(508,944)
Contract terminations:
Surrender benefits	(2,348,851)	(870,084)	(6,082,161)	(2,395,929)	(689,670)
Death benefits	(30,758)	(7,877)	(337,702)	(50,452)	(69,714)
Increase (decrease) from contract transactions	2,162,003	(682,927)	(6,399,587)	(476,879)	(494,171)
Net assets at beginning of year	62,312,007	20,342,820	49,384,151	51,630,050	18,315,065
Net assets at end of year	$59,340,074	$19,784,977	$42,769,113	$53,387,304	$18,526,889

Accumulation unit activity
Units outstanding at beginning of year	19,482,495	15,974,787	49,064,689	19,745,807	8,187,408
Units purchased	2,304,957	1,006,443	6,258,263	1,469,457	658,781
Units redeemed	(1,298,808)	(1,437,371)	(12,542,720)	(1,469,369)	(788,034)
Units outstanding at end of year	20,488,644	15,543,859	42,780,232	19,745,895	8,058,155

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 2	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$2,918,137	$(459,273)	$(673,397)	$128,206	$312,532
Net realized gain (loss) on sales of investments	414,429	6,483,858	7,014,257	74,179	1,571,413
Distributions from capital gains	7,866,187	—	—	—	1,342,577
Net change in unrealized appreciation or depreciation of investments	(12,166,417)	16,816,364	30,596,161	(383,581)	2,364,896
Net increase (decrease) in net assets resulting from operations	(967,664)	22,840,949	36,937,021	(181,196)	5,591,418

Contract transactions
Contract purchase payments	3,903,780	1,960,478	5,012,003	280,485	2,764,978
Net transfers(1)	1,576,355	(71,993)	5,677,566	1,035,779	(198,615)
Transfers for policy loans	199,614	(421,682)	(969,652)	(714,042)	269,822
Policy charges	(3,776,318)	(1,549,187)	(2,570,490)	(242,925)	(2,868,727)
Contract terminations:
Surrender benefits	(4,838,173)	(3,289,575)	(4,597,117)	(806,444)	(2,825,990)
Death benefits	(132,885)	(39,480)	(65,626)	—	(53,233)
Increase (decrease) from contract transactions	(3,067,627)	(3,411,439)	2,486,684	(447,147)	(2,911,765)
Net assets at beginning of year	112,164,489	83,570,210	132,339,257	14,161,171	61,801,267
Net assets at end of year	$108,129,198	$102,999,720	$171,762,962	$13,532,828	$64,480,920

Accumulation unit activity
Units outstanding at beginning of year	61,658,809	18,422,129	34,093,643	12,847,982	36,440,387
Units purchased	4,193,424	891,725	3,307,088	1,428,620	2,072,720
Units redeemed	(5,332,492)	(1,959,386)	(2,748,294)	(1,831,513)	(4,039,870)
Units outstanding at end of year	60,519,741	17,354,468	34,652,437	12,445,089	34,473,237

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$(142,165)	$(128,118)	$(84,875)	$(100,456)	$315,942
Net realized gain (loss) on sales of investments	799,990	2,708,822	804,000	868,106	78,287
Distributions from capital gains	—	—	—	—	356,621
Net change in unrealized appreciation or depreciation of investments	4,929,768	1,203,920	3,916,683	4,098,407	(1,096,286)
Net increase (decrease) in net assets resulting from operations	5,587,593	3,784,624	4,635,808	4,866,057	(345,436)

Contract transactions
Contract purchase payments	866,740	557,506	587,188	679,515	1,239,048
Net transfers(1)	9,289,096	(1,550,077)	2,719,766	2,658,522	1,620
Transfers for policy loans	(96,490)	(235,753)	(220,996)	(10,790)	129,352
Policy charges	(359,071)	(509,485)	(245,292)	(408,565)	(966,122)
Contract terminations:
Surrender benefits	(742,940)	(979,128)	(363,693)	(780,521)	(1,598,458)
Death benefits	(54,363)	—	—	(50,965)	(1,610)
Increase (decrease) from contract transactions	8,902,972	(2,716,937)	2,476,973	2,087,196	(1,196,170)
Net assets at beginning of year	19,127,934	25,489,847	13,386,274	15,664,216	22,822,652
Net assets at end of year	$33,618,499	$26,557,534	$20,499,055	$22,617,469	$21,281,046

Accumulation unit activity
Units outstanding at beginning of year	5,409,237	4,831,189	3,970,771	4,250,050	16,766,815
Units purchased	2,307,484	96,596	719,452	753,945	1,247,311
Units redeemed	(299,036)	(600,878)	(227,762)	(296,467)	(2,032,885)
Units outstanding at end of year	7,417,685	4,326,907	4,462,461	4,707,528	15,981,241

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$292,739	$29,349	$(163,299)	$30,516	$33,890
Net realized gain (loss) on sales of investments	(207,696)	(21,494)	1,440,709	39,499	41,859
Distributions from capital gains	—	277,745	—	239,616	—
Net change in unrealized appreciation or depreciation of investments	1,423,052	257,924	6,966,912	(86,968)	231,505
Net increase (decrease) in net assets resulting from operations	1,508,095	543,524	8,244,322	222,663	307,254

Contract transactions
Contract purchase payments	238,643	400,777	820,022	115,125	275,805
Net transfers(1)	681,662	2,021,933	6,215,359	31,100	1,195,742
Transfers for policy loans	(83,545)	(107,709)	(94,085)	(15,330)	3,580
Policy charges	(133,471)	(260,052)	(374,303)	(48,932)	(44,693)
Contract terminations:
Surrender benefits	(215,235)	(455,071)	(1,365,004)	(128,291)	(38,179)
Death benefits	(24,195)	(62,525)	(80,350)	—	—
Increase (decrease) from contract transactions	463,859	1,537,353	5,121,639	(46,328)	1,392,255
Net assets at beginning of year	5,090,093	12,147,064	25,714,431	2,193,854	2,216,494
Net assets at end of year	$7,062,047	$14,227,941	$39,080,392	$2,370,189	$3,916,003

Accumulation unit activity
Units outstanding at beginning of year	8,330,321	7,785,212	6,678,049	1,629,599	1,960,177
Units purchased	1,304,128	1,583,671	1,457,688	159,325	1,206,711
Units redeemed	(630,469)	(568,112)	(436,802)	(192,608)	(78,040)
Units outstanding at end of year	9,003,980	8,800,771	7,698,935	1,596,316	3,088,848

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$392,602	$(597,135)	$987,777	$(61,589)	$(25,087)
Net realized gain (loss) on sales of investments	(16,554)	6,418,500	1,603,969	3,035,493	888,301
Distributions from capital gains	—	18,185,023	2,541,274	16,831,868	1,575,334
Net change in unrealized appreciation or depreciation of investments	113,448	10,418,255	7,086,846	3,319,059	1,180,870
Net increase (decrease) in net assets resulting from operations	489,496	34,424,643	12,219,866	23,124,831	3,619,418

Contract transactions
Contract purchase payments	673,065	3,935,784	1,133,663	2,214,456	559,597
Net transfers(1)	3,259,657	(5,408,180)	(1,318,704)	(3,331,019)	(226,765)
Transfers for policy loans	(47,021)	(856,869)	80,665	(325,557)	114,578
Policy charges	(358,475)	(2,448,444)	(1,367,029)	(2,718,193)	(551,727)
Contract terminations:
Surrender benefits	(335,726)	(4,633,025)	(1,962,064)	(4,300,596)	(802,945)
Death benefits	(13,788)	(275,831)	(60,623)	(161,490)	(146,668)
Increase (decrease) from contract transactions	3,177,712	(9,686,565)	(3,494,092)	(8,622,399)	(1,053,930)
Net assets at beginning of year	14,701,013	130,869,728	49,950,391	96,411,476	19,635,993
Net assets at end of year	$18,368,221	$155,607,806	$58,676,165	$110,913,908	$22,201,481

Accumulation unit activity
Units outstanding at beginning of year	8,978,693	32,482,779	12,548,419	20,253,033	7,557,362
Units purchased	2,461,120	1,188,097	269,227	399,889	238,867
Units redeemed	(718,401)	(3,275,370)	(1,068,330)	(1,947,180)	(641,194)
Units outstanding at end of year	10,721,412	30,395,506	11,749,316	18,705,742	7,155,035

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

46	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Operations
Investment income (loss) — net	$180,432	$237,755	$430,646	$286,260	$(25,785)
Net realized gain (loss) on sales of investments	137,202	37,571	(10,947)	227,151	1,989,636
Distributions from capital gains	1,024,176	—	—	1,320,865	12,938,287
Net change in unrealized appreciation or depreciation of investments	9,054,835	570,994	2,521,186	8,123,757	9,337,321
Net increase (decrease) in net assets resulting from operations	10,396,645	846,320	2,940,885	9,958,033	24,239,459

Contract transactions
Contract purchase payments	1,714,228	212,650	823,119	1,626,607	2,535,655
Net transfers(1)	(111,753)	559,334	(718,421)	4,541,235	(3,067,427)
Transfers for policy loans	21,620	(40,657)	(23,707)	(222,113)	(113,144)
Policy charges	(1,121,185)	(113,268)	(456,264)	(1,011,052)	(2,221,987)
Contract terminations:
Surrender benefits	(1,817,606)	(283,254)	(754,602)	(2,285,967)	(4,043,153)
Death benefits	(34,514)	—	(6,305)	—	(44,681)
Increase (decrease) from contract transactions	(1,349,210)	334,805	(1,136,180)	2,648,710	(6,954,737)
Net assets at beginning of year	40,414,447	5,263,070	16,017,262	40,047,949	82,944,043
Net assets at end of year	$49,461,882	$6,444,195	$17,821,967	$52,654,692	$100,228,765

Accumulation unit activity
Units outstanding at beginning of year	17,138,865	4,213,024	6,866,236	11,315,456	21,413,448
Units purchased	901,083	585,664	326,277	1,858,341	610,851
Units redeemed	(1,326,564)	(360,669)	(751,405)	(906,347)	(1,977,214)
Units outstanding at end of year	16,713,384	4,438,019	6,441,108	12,267,450	20,047,085

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$18,566	$(7,161)	$179,024	$(109,301)	$175,913
Net realized gain (loss) on sales of investments	8,945	159,612	1,872,620	970,708	5,154
Distributions from capital gains	—	1,543,329	14,008,834	2,292,470	220,932
Net change in unrealized appreciation or depreciation of investments	28,379	(284,053)	(1,031,056)	(1,031,608)	165,430
Net increase (decrease) in net assets resulting from operations	55,890	1,411,727	15,029,422	2,122,269	567,429

Contract transactions
Contract purchase payments	101,621	165,307	1,497,284	320,043	274,970
Net transfers(1)	428,735	(71,743)	(2,780,971)	(302,848)	(175,386)
Transfers for policy loans	7,043	(88,558)	(282,036)	(89,809)	(218,698)
Policy charges	(18,120)	(157,284)	(1,142,946)	(373,186)	(170,040)
Contract terminations:
Surrender benefits	(43,649)	(244,145)	(1,840,370)	(897,076)	(103,849)
Death benefits	(1,178)	(3,561)	(124,922)	(20,789)	(23,873)
Increase (decrease) from contract transactions	474,452	(399,984)	(4,673,961)	(1,363,665)	(416,876)
Net assets at beginning of year	1,207,438	6,147,014	53,951,626	18,978,338	6,778,240
Net assets at end of year	$1,737,780	$7,158,757	$64,307,087	$19,736,942	$6,928,793

Accumulation unit activity
Units outstanding at beginning of year	1,174,188	1,343,278	13,045,780	5,232,634	4,984,017
Units purchased	518,350	34,725	317,921	130,555	342,713
Units redeemed	(77,130)	(107,410)	(1,436,236)	(472,623)	(634,758)
Units outstanding at end of year	1,615,408	1,270,593	11,927,465	4,890,566	4,691,972

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

48	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II
Operations
Investment income (loss) — net	$97,715	$(45,681)	$(91,809)	$317,597	$140,952
Net realized gain (loss) on sales of investments	156,374	1,861,723	670,896	495,284	707,849
Distributions from capital gains	—	2,653,424	1,965,543	73,880	1,675,295
Net change in unrealized appreciation or depreciation of investments	1,924,450	23,093,554	495,483	2,290,394	(1,308,832)
Net increase (decrease) in net assets resulting from operations	2,178,539	27,563,020	3,040,113	3,177,155	1,215,264

Contract transactions
Contract purchase payments	239,384	3,894,910	399,594	506,084	668,141
Net transfers(1)	607,513	(2,004,344)	191,829	(1,516,506)	(163,577)
Transfers for policy loans	(15,798)	(81,231)	(18,853)	8,959	(113,072)
Policy charges	(145,231)	(4,634,987)	(366,217)	(307,180)	(400,022)
Contract terminations:
Surrender benefits	(257,685)	(5,646,178)	(806,069)	(1,132,895)	(983,797)
Death benefits	(369)	(108,972)	—	—	(1,307)
Increase (decrease) from contract transactions	427,814	(8,580,802)	(599,716)	(2,441,538)	(993,634)
Net assets at beginning of year	6,735,948	106,410,529	16,653,586	18,342,335	24,077,055
Net assets at end of year	$9,342,301	$125,392,747	$19,093,983	$19,077,952	$24,298,685

Accumulation unit activity
Units outstanding at beginning of year	2,467,723	27,074,494	11,023,873	8,203,234	10,344,056
Units purchased	252,019	861,249	549,009	211,675	501,116
Units redeemed	(169,856)	(2,745,373)	(908,157)	(1,211,077)	(1,008,848)
Units outstanding at end of year	2,549,886	25,190,370	10,664,725	7,203,832	9,836,324

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Janus Henderson VIT Enter, Serv
Operations
Investment income (loss) — net	$(149,183)	$1,316,761	$(63,639)	$(104,885)	$(71,727)
Net realized gain (loss) on sales of investments	1,079,380	(315,896)	1,178,883	1,101,984	1,280,481
Distributions from capital gains	1,796,502	—	1,984,732	2,053,352	2,200,723
Net change in unrealized appreciation or depreciation of investments	1,901,585	(2,437,805)	2,752,817	(249,429)	215,995
Net increase (decrease) in net assets resulting from operations	4,628,284	(1,436,940)	5,852,793	2,801,022	3,625,472

Contract transactions
Contract purchase payments	1,252,631	1,396,313	1,141,023	608,491	458,633
Net transfers(1)	470,947	501,589	(702,647)	40,544	(1,618,635)
Transfers for policy loans	(114,351)	7,350	(122,212)	(297,286)	(252,605)
Policy charges	(517,294)	(984,182)	(476,900)	(395,925)	(412,388)
Contract terminations:
Surrender benefits	(900,922)	(1,459,142)	(929,777)	(1,008,337)	(740,254)
Death benefits	—	(30,193)	(27,121)	(3,761)	(12,059)
Increase (decrease) from contract transactions	191,011	(568,265)	(1,117,634)	(1,056,274)	(2,577,308)
Net assets at beginning of year	30,817,129	35,774,339	27,277,211	20,536,478	23,988,855
Net assets at end of year	$35,636,424	$33,769,134	$32,012,370	$22,281,226	$25,037,019

Accumulation unit activity
Units outstanding at beginning of year	8,196,122	22,177,705	7,297,300	3,461,814	4,252,497
Units purchased	689,048	1,767,558	564,255	190,214	87,182
Units redeemed	(619,175)	(2,002,146)	(691,941)	(354,669)	(563,201)
Units outstanding at end of year	8,265,995	21,943,117	7,169,614	3,297,359	3,776,478

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

50	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(218,745)	$221,635	$(68,863)	$56,081	$(234,582)
Net realized gain (loss) on sales of investments	3,336,764	481,306	730,570	108,285	1,782,953
Distributions from capital gains	7,565,058	—	884,540	—	6,649,185
Net change in unrealized appreciation or depreciation of investments	(1,681,908)	4,029,932	1,495,397	76,546	3,095,010
Net increase (decrease) in net assets resulting from operations	9,001,169	4,732,873	3,041,644	240,912	11,292,566

Contract transactions
Contract purchase payments	1,361,346	1,442,350	489,622	81,763	1,017,451
Net transfers(1)	(1,208,201)	554,838	325,814	(478,890)	(2,395,342)
Transfers for policy loans	(725,887)	(120,122)	(263,014)	13,693	(192,171)
Policy charges	(830,167)	(979,072)	(268,655)	(41,630)	(863,378)
Contract terminations:
Surrender benefits	(1,982,677)	(1,410,793)	(415,358)	(632,442)	(2,048,394)
Death benefits	(49,225)	(26,366)	(1,376)	—	(25,075)
Increase (decrease) from contract transactions	(3,434,811)	(539,165)	(132,967)	(1,057,506)	(4,506,909)
Net assets at beginning of year	53,738,726	37,284,102	15,838,638	2,666,726	47,490,646
Net assets at end of year	$59,305,084	$41,477,810	$18,747,315	$1,850,132	$54,276,303

Accumulation unit activity
Units outstanding at beginning of year	7,288,590	17,853,206	3,600,505	1,965,847	21,363,762
Units purchased	228,421	1,196,506	230,159	65,077	467,044
Units redeemed	(892,279)	(1,426,923)	(262,704)	(815,578)	(2,316,190)
Units outstanding at end of year	6,624,732	17,622,789	3,567,960	1,215,346	19,514,616

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S
Operations
Investment income (loss) — net	$(205,961)	$252,058	$(212,674)	$135,372	$(264)
Net realized gain (loss) on sales of investments	1,268,467	435,146	4,331,516	(1,153)	13,812
Distributions from capital gains	7,374,270	791,254	21,640,020	—	37,135
Net change in unrealized appreciation or depreciation of investments	(7,978,148)	1,430,732	(32,217,066)	1,448,055	38,656
Net increase (decrease) in net assets resulting from operations	458,628	2,909,190	(6,458,204)	1,582,274	89,339

Contract transactions
Contract purchase payments	903,597	767,881	2,087,207	282,957	44,123
Net transfers(1)	582,400	(119,124)	(3,674,973)	1,008,595	93,937
Transfers for policy loans	(395,056)	(43,764)	(994,017)	(18,918)	(37,640)
Policy charges	(684,439)	(547,430)	(734,832)	(131,731)	(15,706)
Contract terminations:
Surrender benefits	(1,363,260)	(898,576)	(1,408,244)	(290,027)	(6,839)
Death benefits	(32,539)	(3,951)	(176,425)	(24,370)	—
Increase (decrease) from contract transactions	(989,297)	(844,964)	(4,901,284)	826,506	77,875
Net assets at beginning of year	39,984,087	22,350,394	58,195,464	6,830,195	502,502
Net assets at end of year	$39,453,418	$24,414,620	$46,835,976	$9,238,975	$669,716

Accumulation unit activity
Units outstanding at beginning of year	6,017,874	7,494,646	6,549,810	4,039,931	443,910
Units purchased	471,761	395,187	391,808	519,720	134,436
Units redeemed	(583,424)	(583,185)	(968,032)	(390,954)	(76,066)
Units outstanding at end of year	5,906,211	7,306,648	5,973,586	4,168,697	502,280

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

52	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$1,414,403	$176,389	$156,492	$254,373	$49,871
Net realized gain (loss) on sales of investments	147,208	(36,167)	314,012	(27,650)	145,099
Distributions from capital gains	—	603,353	2,101,975	—	257,772
Net change in unrealized appreciation or depreciation of investments	366,848	(1,013,838)	2,163,957	32,811	88,113
Net increase (decrease) in net assets resulting from operations	1,928,459	(270,263)	4,736,436	259,534	540,855

Contract transactions
Contract purchase payments	523,033	306,615	720,381	155,077	320,920
Net transfers(1)	(567,479)	(882,719)	376,729	(251,097)	764,674
Transfers for policy loans	(73,729)	(138,572)	(254,417)	14,634	(25,562)
Policy charges	(351,747)	(180,297)	(481,051)	(190,618)	(108,900)
Contract terminations:
Surrender benefits	(609,678)	(557,798)	(1,212,967)	(203,769)	(236,536)
Death benefits	(11,974)	(26,901)	(5,866)	(27,324)	—
Increase (decrease) from contract transactions	(1,091,574)	(1,479,672)	(857,191)	(503,097)	714,596
Net assets at beginning of year	12,828,222	15,102,758	25,621,221	6,114,321	6,531,192
Net assets at end of year	$13,665,107	$13,352,823	$29,500,466	$5,870,758	$7,786,643

Accumulation unit activity
Units outstanding at beginning of year	7,112,325	12,118,780	6,442,761	2,231,611	3,020,300
Units purchased	268,411	400,048	383,119	60,415	505,478
Units redeemed	(828,436)	(1,625,996)	(583,025)	(239,393)	(255,065)
Units outstanding at end of year	6,552,300	10,892,832	6,242,855	2,052,633	3,270,713

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(532,710)	$(205,802)	$(13,802)	$30,739	$673,492
Net realized gain (loss) on sales of investments	5,340,296	1,337,177	(140,696)	478,893	224,712
Distributions from capital gains	14,181,573	1,642,229	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,152,692	6,349,228	(30,842)	3,942,396	(1,963,748)
Net increase (decrease) in net assets resulting from operations	32,141,851	9,122,832	(185,340)	4,452,028	(1,065,544)

Contract transactions
Contract purchase payments	3,425,701	1,094,474	150,236	978,114	193,560
Net transfers(1)	(2,700,676)	(1,493,208)	(190,810)	(784,354)	(705,589)
Transfers for policy loans	(634,347)	(42,657)	(10,834)	73,245	(196,401)
Policy charges	(4,583,164)	(1,065,698)	(62,630)	(862,656)	(79,703)
Contract terminations:
Surrender benefits	(6,623,069)	(1,811,305)	(157,010)	(1,192,033)	(208,679)
Death benefits	(163,400)	(1,714)	—	(23,527)	—
Increase (decrease) from contract transactions	(11,278,955)	(3,320,108)	(271,048)	(1,811,211)	(996,812)
Net assets at beginning of year	144,392,640	31,936,429	3,541,822	20,951,320	7,830,091
Net assets at end of year	$165,255,536	$37,739,153	$3,085,434	$23,592,137	$5,767,735

Accumulation unit activity
Units outstanding at beginning of year	23,598,985	8,609,429	3,685,820	9,146,878	5,145,323
Units purchased	501,741	245,128	157,907	381,461	147,257
Units redeemed	(2,177,470)	(948,585)	(452,340)	(1,024,779)	(867,445)
Units outstanding at end of year	21,923,256	7,905,972	3,391,387	8,503,560	4,425,135

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

54	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2
Operations
Investment income (loss) — net	$(1,209,150)	$(1,680,887)	$(133,294)	$(126,410)	$(18,189)
Net realized gain (loss) on sales of investments	18,662,212	13,803,352	1,659,208	1,014,385	303,922
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	32,701,916	44,134,050	(914,111)	(237,917)	(211,212)
Net increase (decrease) in net assets resulting from operations	50,154,978	56,256,515	611,803	650,058	74,521

Contract transactions
Contract purchase payments	21,595,970	13,652,737	1,082,883	783,047	42,034
Net transfers(1)	5,072,649	(8,468,379)	(5,598,582)	(2,522,906)	(2,487,133)
Transfers for policy loans	(1,018,637)	97,343	(105,489)	(159,396)	(93,719)
Policy charges	(5,723,592)	(5,207,892)	(828,534)	(922,376)	(109,282)
Contract terminations:
Surrender benefits	(12,591,841)	(18,890,601)	(2,070,226)	(1,365,055)	(578,347)
Death benefits	(28,113)	(107,285)	—	—	—
Increase (decrease) from contract transactions	7,306,436	(18,924,077)	(7,519,948)	(4,186,686)	(3,226,447)
Net assets at beginning of year	324,256,477	374,910,613	32,926,448	29,321,548	6,839,027
Net assets at end of year	$381,717,891	$412,243,051	$26,018,303	$25,784,920	$3,687,101

Accumulation unit activity
Units outstanding at beginning of year	145,597,369	165,392,485	21,851,796	19,543,057	5,349,638
Units purchased	22,311,591	6,387,922	1,107,721	992,544	35,594
Units redeemed	(19,080,610)	(13,774,303)	(6,079,729)	(3,790,391)	(2,555,737)
Units outstanding at end of year	148,828,350	158,006,104	16,879,788	16,745,210	2,829,495

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2	VP Mod, Cl 4
Operations
Investment income (loss) — net	$(33,721)	$(164,335)	$(168,393)	$(2,049,107)	$(2,932,020)
Net realized gain (loss) on sales of investments	172,139	2,653,692	1,430,086	22,963,368	18,997,925
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	216,956	3,236,373	2,332,385	14,640,488	34,864,465
Net increase (decrease) in net assets resulting from operations	355,374	5,725,730	3,594,078	35,554,749	50,930,370

Contract transactions
Contract purchase payments	262,471	3,109,271	1,894,263	18,900,408	18,887,410
Net transfers(1)	224,187	(3,831,980)	581,201	5,605,415	(2,985,243)
Transfers for policy loans	(48,056)	(42,644)	(20,424)	(1,087,596)	618,486
Policy charges	(232,773)	(877,945)	(1,076,800)	(12,539,380)	(17,494,780)
Contract terminations:
Surrender benefits	(334,615)	(1,671,864)	(2,224,884)	(18,348,806)	(27,685,635)
Death benefits	—	—	(51,834)	(168,105)	(838,568)
Increase (decrease) from contract transactions	(128,786)	(3,315,162)	(898,478)	(7,638,064)	(29,498,330)
Net assets at beginning of year	7,037,413	49,788,870	44,786,286	420,314,760	608,612,153
Net assets at end of year	$7,264,001	$52,199,438	$47,481,886	$448,231,445	$630,044,193

Accumulation unit activity
Units outstanding at beginning of year	5,346,358	35,242,991	32,528,969	222,653,799	319,471,292
Units purchased	686,755	2,099,345	2,721,266	29,740,934	11,613,789
Units redeemed	(784,867)	(4,241,475)	(3,415,572)	(33,277,880)	(26,155,403)
Units outstanding at end of year	5,248,246	33,100,861	31,834,663	219,116,853	304,929,678

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

56	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3
Operations
Investment income (loss) — net	$(2,719,985)	$(5,011,674)	$(289,770)	$(373,786)	$(34,439)
Net realized gain (loss) on sales of investments	46,261,360	29,174,824	4,032,424	4,096,487	533,647
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	43,466,211	102,856,621	(738,426)	444,553	1,254,741
Net increase (decrease) in net assets resulting from operations	87,007,586	127,019,771	3,004,228	4,167,254	1,753,949

Contract transactions
Contract purchase payments	42,066,973	36,768,940	2,125,091	2,710,345	172,564
Net transfers(1)	2,477,026	(13,362,701)	(6,997,147)	(7,952,207)	(144,449)
Transfers for policy loans	(446,839)	293,420	50,130	(31,504)	(36,450)
Policy charges	(17,546,778)	(19,871,643)	(2,119,184)	(2,892,800)	(125,457)
Contract terminations:
Surrender benefits	(25,997,355)	(53,098,610)	(1,921,243)	(3,515,209)	(213,772)
Death benefits	(732,328)	(534,810)	—	(394,676)	(1,804)
Increase (decrease) from contract transactions	(179,301)	(49,805,404)	(8,862,353)	(12,076,051)	(349,368)
Net assets at beginning of year	726,401,286	1,089,409,887	62,370,470	82,043,063	6,274,812
Net assets at end of year	$813,229,571	$1,166,624,254	$56,512,345	$74,134,266	$7,679,393

Accumulation unit activity
Units outstanding at beginning of year	357,294,062	523,904,623	36,945,550	48,949,275	1,929,086
Units purchased	56,645,366	17,205,816	2,584,157	1,808,708	86,902
Units redeemed	(55,970,878)	(39,688,599)	(7,613,105)	(8,896,476)	(200,910)
Units outstanding at end of year	357,968,550	501,421,840	31,916,602	41,861,507	1,815,078

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	57

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Val, Cl 3	Wanger Acorn	Wanger Intl
Operations
Investment income (loss) — net	$(67,043)	$361,071	$65,223
Net realized gain (loss) on sales of investments	855,340	340,935	909,700
Distributions from capital gains	—	4,272,614	1,454,584
Net change in unrealized appreciation or depreciation of investments	2,326,145	5,684,880	13,544,823
Net increase (decrease) in net assets resulting from operations	3,114,442	10,659,500	15,974,330

Contract transactions
Contract purchase payments	476,265	3,060,146	2,894,067
Net transfers(1)	(409,911)	(3,267,118)	(1,830,555)
Transfers for policy loans	(57,869)	(1,285,160)	(150,334)
Policy charges	(321,905)	(2,506,641)	(1,831,502)
Contract terminations:
Surrender benefits	(572,730)	(5,164,063)	(3,809,397)
Death benefits	(9,154)	(133,409)	(111,159)
Increase (decrease) from contract transactions	(895,304)	(9,296,245)	(4,838,880)
Net assets at beginning of year	13,826,125	127,425,459	89,520,287
Net assets at end of year	$16,045,263	$128,788,714	$100,655,737

Accumulation unit activity
Units outstanding at beginning of year	4,997,906	23,589,798	29,061,921
Units purchased	140,938	516,154	924,104
Units redeemed	(451,431)	(2,100,867)	(2,296,889)
Units outstanding at end of year	4,687,413	22,005,085	27,689,136

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Notes to Financial Statements

1. ORGANIZATION

RiverSource Variable Life Separate Account (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for RiverSource Succession Select® Variable Life Insurance (Succession Select) policies issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Succession Select policies and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Succession Select policies. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2022, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period. These financial statements are of the Divisions of the Account offered through Succession Select.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B) (renamed to AB VPS Relative Value Portfolio (Class B) effective sometime during the second quarter of 2023)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Val, Cl I	American Century VP Value, Class I
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) (previously Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3))
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	59

Division	Fund
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares (previously Invesco V.I. International Growth Fund, Series II Shares)
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Acorn	Wanger Acorn (previously Wanger USA)
Wanger Intl	Wanger International

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as the issuer of the policy.

60	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2022.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

For Succession Select policies, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount for policy years 1-10; and 0.45% of the average daily net assets of each subaccount for policy years 11+.

4. POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee may be deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	61

5. SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7. INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2022 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$283,700
AB VPS Gro & Inc, Cl B	7,206,579
AB VPS Intl Val, Cl B	3,501,931
AB VPS Lg Cap Gro, Cl B	14,670,357
Allspg VT Intl Eq, Cl 2	1,581,677
Allspg VT Opp, Cl 2	3,395,266
Allspg VT Sm Cap Gro, Cl 2	6,987,907
ALPS Alerian Engy Infr, Class III	9,978,882
AC VP Intl, Cl I	3,041,635
AC VP Val, Cl I	10,134,709
BlackRock Global Alloc, Cl III	1,390,859
Calvert VP SRI Bal, Cl I	3,087,293
Col VP Bal, Cl 3	8,413,712
Col VP Disciplined Core, Cl 3	2,490,066
Col VP Divd Opp, Cl 3	4,489,270
Col VP Emer Mkts, Cl 3	16,472,371
Col VP Global Strategic Inc, Cl 3	1,748,216
Col VP Govt Money Mkt, Cl 3	18,583,393
Col VP Hi Yield Bond, Cl 3	3,929,294
Col VP Inc Opp, Cl 3	2,536,486
Col VP Inter Bond, Cl 3	7,465,618
Col VP Lg Cap Gro, Cl 3	1,851,057
Col VP Lg Cap Index, Cl 3	19,413,562
Col VP Limited Duration Cr, Cl 2	4,428,003
Col VP Overseas Core, Cl 3	6,364,100
Col VP Select Lg Cap Val, Cl 3	6,919,598
Col VP Select Mid Cap Gro, Cl 3	894,667
Col VP Select Mid Cap Val, Cl 3	3,426,579
Col VP Select Sm Cap Val, Cl 3	2,456,863
Col VP US Govt Mtge, Cl 3	1,803,256
CS Commodity Return	4,968,956
CTIVP BR Gl Infl Prot Sec, Cl 3	2,635,786
CTIVP Vty Sycamore Estb Val, Cl 3	4,648,448
Del Ivy VIP Asset Strategy, Cl II	513,731
DWS Alt Asset Alloc VIP, Cl B	1,823,312
EV VT Floating-Rate Inc, Init Cl	4,991,527
Fid VIP Contrafund, Serv Cl 2	13,156,128
Fid VIP Gro & Inc, Serv Cl	3,960,078
Fid VIP Mid Cap, Serv Cl	7,428,648
Fid VIP Overseas, Serv Cl	1,397,739
Frank Global Real Est, Cl 2	5,823,945
Frank Inc, Cl 2	4,241,919

Division	Purchases
Frank Mutual Shares, Cl 2	$3,061,473
Frank Sm Cap Val, Cl 2	12,047,546
GS VIT Mid Cap Val, Inst	14,915,612
GS VIT Multi-Strategy Alt, Advisor	569,837
GS VIT Sm Cap Eq Insights, Inst	794,081
GS VIT U.S. Eq Insights, Inst	1,777,968
Invesco VI Am Fran, Ser I	4,493,450
Invesco VI Bal Risk Alloc, Ser II	1,561,730
Invesco VI Comstock, Ser II	4,255,349
Invesco VI Core Eq, Ser I	17,650,130
Invesco VI Dis Mid Cap Gro, Ser I	4,702,923
Invesco VI Div Divd, Ser I	4,564,601
Invesco VI EQV Intl Eq, Ser II	3,667,108
Invesco VI Global, Ser II	7,797,588
Invesco VI Gbl Strat Inc, Ser II	2,464,619
Invesco VI Mn St Sm Cap, Ser II	6,094,096
Invesco VI Tech, Ser I	7,411,476
Janus Henderson VIT Enter, Serv	4,450,256
Janus Hend VIT Gbl Tech Innov, Srv	9,548,754
Janus Henderson VIT Overseas, Serv	2,306,465
Janus Henderson VIT Res, Serv	3,622,755
Lazard Ret Global Dyn MA, Serv	193,805
MFS Mass Inv Gro Stock, Serv Cl	7,804,683
MFS New Dis, Serv Cl	11,765,015
MFS Utilities, Serv Cl	6,404,021
MS VIF Dis, Cl II	16,803,421
MS VIF Global Real Est, Cl II	1,185,452
NB AMT US Eq Index PW Strat, Cl S	645,061
PIMCO VIT All Asset, Advisor Cl	3,090,445
PIMCO VIT Tot Return, Advisor Cl	1,600,687
Put VT Global Hlth Care, Cl IB	6,107,045
Put VT Hi Yield, Cl IB	423,611
Put VT Intl Eq, Cl IB	1,741,808
Put VT Sus Leaders, Cl IA	20,935,872
Royce Micro-Cap, Invest Cl	9,390,729
Temp Global Bond, Cl 2	692,711
Third Ave VST Third Ave Value	1,420,142
VanEck VIP Global Gold, Cl S	1,853,912
VP Aggr, Cl 2	36,894,239
VP Aggr, Cl 4	8,779,640
VP Conserv, Cl 2	5,778,544
VP Conserv, Cl 4	2,099,869

62	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

Division	Purchases
VP Man Vol Conserv, Cl 2	$510,596
VP Man Vol Conserv Gro, Cl 2	277,504
VP Man Vol Gro, Cl 2	5,356,100
VP Man Vol Mod Gro, Cl 2	3,619,656
VP Mod, Cl 2	20,854,505
VP Mod, Cl 4	6,251,502
VP Mod Aggr, Cl 2	42,977,663

Division	Purchases
VP Mod Aggr, Cl 4	$12,676,831
VP Mod Conserv, Cl 2	4,978,827
VP Mod Conserv, Cl 4	2,507,907
VP Ptnrs Core Eq, Cl 3	417,902
VP Ptnrs Sm Cap Val, Cl 3	509,036
Wanger Acorn	35,057,637
Wanger Intl	16,212,428

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2022	375	$1.25	to	$1.08	$451	2.61%	0.00%	to	0.90%	(18.68%)		to	(19.40%)
2021	339	$1.54	to	$1.34	$501	1.50%	0.00%	to	0.90%	9.28%		to	8.30%
2020	372	$1.41	to	$1.24	$504	1.35%	0.00%	to	0.90%	4.86%		to	3.92%
2019	604	$1.34	to	$1.19	$791	1.86%	0.00%	to	0.90%	15.24%		to	14.21%
2018	620	$1.16	to	$1.05	$703	1.97%	0.00%	to	0.90%	(7.35%)		to	(8.18%)
AB VPS Gro & Inc, Cl B
2022	8,099	$1.10	to	$3.53	$32,111	1.10%	0.20%	to	0.90%	10.30	%(8)	to	(5.27%)
2021	8,602	$2.93	to	$3.73	$35,943	0.64%	0.30%	to	0.90%	27.46%		to	26.69%
2020	8,839	$2.30	to	$2.94	$28,975	1.34%	0.30%	to	0.90%	2.17%		to	1.55%
2019	9,166	$2.25	to	$2.90	$29,458	1.04%	0.30%	to	0.90%	23.24%		to	22.50%
2018	8,870	$1.82	to	$2.36	$23,417	0.74%	0.30%	to	0.90%	(6.13%)		to	(6.69%)
AB VPS Intl Val, Cl B
2022	21,294	$1.18	to	$1.60	$34,926	4.20%	0.20%	to	0.90%	18.83	%(8)	to	(14.57%)
2021	21,577	$1.54	to	$1.87	$41,260	1.70%	0.30%	to	0.90%	10.52%		to	9.86%
2020	22,048	$1.39	to	$1.70	$38,291	1.55%	0.30%	to	0.90%	1.90%		to	1.29%
2019	23,116	$1.37	to	$1.68	$39,382	0.81%	0.30%	to	0.90%	16.44%		to	15.74%
2018	24,431	$1.17	to	$1.45	$35,752	1.09%	0.30%	to	0.90%	(23.21%)		to	(23.67%)
AB VPS Lg Cap Gro, Cl B
2022	11,267	$4.00	to	$3.76	$55,103	—	0.00%	to	0.90%	(28.69%)		to	(29.33%)
2021	11,122	$5.61	to	$5.32	$77,132	—	0.00%	to	0.90%	28.65%		to	27.50%
2020	11,217	$4.36	to	$4.17	$60,424	—	0.00%	to	0.90%	35.15%		to	33.94%
2019	9,516	$3.23	to	$3.11	$37,472	—	0.00%	to	0.90%	34.37%		to	33.16%
2018	8,583	$2.40	to	$2.34	$25,217	—	0.00%	to	0.90%	2.32%		to	1.40%
Allspg VT Intl Eq, Cl 2
2022	9,884	$1.15	to	$1.84	$18,301	3.66%	0.20%	to	0.90%	16.17	%(8)	to	(12.67%)
2021	10,506	$1.63	to	$2.11	$22,245	1.07%	0.30%	to	0.90%	6.55%		to	5.91%
2020	10,326	$1.53	to	$1.99	$20,835	2.53%	0.30%	to	0.90%	4.62%		to	3.99%
2019	11,303	$1.46	to	$1.92	$21,850	3.69%	0.30%	to	0.90%	15.14%		to	14.45%
2018	11,856	$1.27	to	$1.68	$20,111	11.34%	0.30%	to	0.90%	(17.53%)		to	(18.03%)
Allspg VT Opp, Cl 2
2022	3,274	$2.93	to	$4.36	$14,058	—	0.00%	to	0.90%	(20.81%)		to	(21.52%)
2021	3,460	$3.70	to	$5.56	$18,792	0.04%	0.00%	to	0.90%	24.78%		to	23.66%
2020	3,782	$2.97	to	$4.50	$16,538	0.44%	0.00%	to	0.90%	21.01%		to	19.92%
2019	4,163	$2.45	to	$3.75	$15,344	0.28%	0.00%	to	0.90%	31.46%		to	30.29%
2018	4,554	$1.87	to	$2.88	$12,901	0.18%	0.00%	to	0.90%	(7.15%)		to	(7.98%)
Allspg VT Sm Cap Gro, Cl 2
2022	6,328	$2.72	to	$4.66	$23,862	—	0.00%	to	0.90%	(34.42%)		to	(35.01%)
2021	6,492	$4.14	to	$7.18	$38,115	—	0.00%	to	0.90%	7.64%		to	6.68%
2020	6,635	$3.85	to	$6.73	$37,277	—	0.00%	to	0.90%	57.78%		to	56.37%
2019	6,010	$2.44	to	$4.30	$21,973	—	0.00%	to	0.90%	24.83%		to	23.71%
2018	6,750	$1.95	to	$3.48	$20,205	—	0.00%	to	0.90%	1.31%		to	0.40%
ALPS Alerian Engy Infr, Class III
2022	16,510	$1.24	to	$0.93	$16,965	5.36%	0.00%	to	0.90%	17.32%		to	16.27%
2021	9,385	$1.05	to	$0.80	$8,265	2.22%	0.00%	to	0.90%	37.78%		to	36.54%
2020	7,533	$0.77	to	$0.59	$4,778	2.74%	0.00%	to	0.90%	(25.12%)		to	(25.80%)
2019	8,472	$1.02	to	$0.79	$7,152	1.60%	0.00%	to	0.90%	20.41%		to	19.33%
2018	9,081	$0.85	to	$0.66	$6,355	1.82%	0.00%	to	0.90%	(18.95%)		to	(19.68%)

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	63

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Intl, Cl I
2022	5,115	$2.72	to	$1.45	$11,784	1.47%	0.45%	to	0.90%	(25.09%)		to	(25.43%)
2021	5,558	$3.63	to	$1.94	$16,775	0.16%	0.45%	to	0.90%	8.26%		to	7.77%
2020	5,718	$3.35	to	$1.80	$15,930	0.48%	0.45%	to	0.90%	25.32%		to	24.75%
2019	5,929	$2.68	to	$1.44	$13,264	0.88%	0.45%	to	0.90%	27.84%		to	27.27%
2018	6,633	$2.09	to	$1.13	$11,459	1.27%	0.45%	to	0.90%	(15.60%)		to	(15.99%)
AC VP Val, Cl I
2022	15,698	$1.44	to	$4.59	$60,397	2.10%	0.00%	to	0.90%	0.54%		to	(0.36%)
2021	14,850	$1.43	to	$4.61	$60,652	1.75%	0.00%	to	0.90%	24.51%		to	23.39%
2020	14,859	$1.15	to	$3.73	$50,999	2.30%	0.00%	to	0.90%	0.98%		to	0.07%
2019	15,898	$1.14	to	$3.73	$55,958	2.12%	0.00%	to	0.90%	13.24	%(5)	to	25.90%
2018	17,119	$2.79	to	$2.96	$48,580	1.64%	0.45%	to	0.90%	(9.56%)		to	(9.97%)
BlackRock Global Alloc, Cl III
2022	8,825	$1.65	to	$1.26	$12,173	—	0.00%	to	0.90%	(16.07%)		to	(16.82%)
2021	8,960	$1.97	to	$1.51	$14,741	0.84%	0.00%	to	0.90%	6.41%		to	5.46%
2020	8,664	$1.85	to	$1.44	$13,455	1.31%	0.00%	to	0.90%	20.71%		to	19.63%
2019	9,575	$1.53	to	$1.20	$12,326	1.27%	0.00%	to	0.90%	17.75%		to	16.70%
2018	10,342	$1.30	to	$1.03	$11,274	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
Calvert VP SRI Bal, Cl I
2022	5,078	$1.04	to	$2.30	$14,279	1.22%	0.20%	to	0.90%	4.47	%(8)	to	(16.17%)
2021	5,131	$2.40	to	$2.75	$17,155	1.18%	0.30%	to	0.90%	14.77%		to	14.08%
2020	4,878	$2.09	to	$2.41	$14,181	1.58%	0.30%	to	0.90%	14.91%		to	14.22%
2019	4,308	$1.82	to	$2.11	$10,925	1.64%	0.30%	to	0.90%	24.03%		to	23.29%
2018	3,608	$1.47	to	$1.71	$7,311	1.75%	0.30%	to	0.90%	(2.96%)		to	(3.55%)
Col VP Bal, Cl 3
2022	70,596	$2.21	to	$2.41	$190,709	—	0.00%	to	0.90%	(16.74%)		to	(17.49%)
2021	75,552	$2.66	to	$2.92	$245,549	—	0.00%	to	0.90%	14.74%		to	13.71%
2020	78,112	$2.32	to	$2.57	$221,528	—	0.00%	to	0.90%	17.59%		to	16.53%
2019	80,271	$1.97	to	$2.20	$193,548	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	86,317	$1.60	to	$1.81	$169,991	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)
Col VP Disciplined Core, Cl 3
2022	92,009	$1.05	to	$2.37	$283,960	—	0.20%	to	0.90%	5.12	%(8)	to	(19.56%)
2021	99,082	$3.65	to	$2.95	$377,759	—	0.30%	to	0.90%	32.17%		to	31.38%
2020	107,057	$2.76	to	$2.24	$308,477	—	0.30%	to	0.90%	13.64%		to	12.96%
2019	117,025	$2.43	to	$1.99	$297,717	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	130,718	$1.96	to	$1.61	$267,129	—	0.30%	to	0.90%	(4.03%)		to	(4.60%)
Col VP Divd Opp, Cl 3
2022	53,489	$1.12	to	$4.05	$204,738	—	0.20%	to	0.90%	12.24	%(8)	to	(2.12%)
2021	55,539	$2.55	to	$4.14	$217,215	—	0.30%	to	0.90%	25.64%		to	24.89%
2020	58,981	$2.03	to	$3.32	$184,016	—	0.30%	to	0.90%	0.72%		to	0.12%
2019	64,372	$2.02	to	$3.31	$200,604	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	69,418	$1.63	to	$2.70	$175,842	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
Col VP Emer Mkts, Cl 3
2022	20,471	$1.05	to	$2.70	$39,001	—	0.20%	to	0.90%	6.78	%(8)	to	(33.58%)
2021	20,489	$1.77	to	$4.07	$59,340	0.96%	0.30%	to	0.90%	(7.61%)		to	(8.16%)
2020	19,482	$1.92	to	$4.43	$62,312	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
2019	21,111	$1.44	to	$3.35	$51,169	0.17%	0.30%	to	0.90%	31.04%		to	30.25%
2018	22,418	$1.10	to	$2.57	$42,024	0.46%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
Col VP Global Strategic Inc, Cl 3
2022	14,712	$1.02	to	$1.60	$16,057	3.37%	0.20%	to	0.90%	2.78	%(8)	to	(14.38%)
2021	15,544	$0.99	to	$1.87	$19,785	3.78%	0.30%	to	0.90%	0.84%		to	0.23%
2020	15,975	$0.98	to	$1.87	$20,343	5.05%	0.30%	to	0.90%	4.36%		to	3.74%
2019	16,008	$0.94	to	$1.80	$19,641	—	0.30%	to	0.90%	10.58%		to	9.91%
2018	15,688	$0.85	to	$1.64	$17,710	4.24%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
Col VP Govt Money Mkt, Cl 3
2022	48,496	$1.04	to	$1.09	$48,793	1.20%	0.20%	to	0.90%	0.96%		to	0.26%
2021	42,780	$1.03	to	$1.08	$42,769	0.01%	0.20%	to	0.90%	(0.17%)		to	(0.87%)
2020	49,065	$1.03	to	$1.09	$49,384	0.20%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	37,229	$1.03	to	$1.10	$37,658	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	38,436	$1.01	to	$1.09	$38,547	1.36%	0.20%	to	0.90%	1.17%		to	0.47%

64	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Hi Yield Bond, Cl 3
2022	18,231	$1.02	to	$2.83	$43,768	5.10%	0.20%	to	0.90%	2.27	%(8)	to	(11.50%)
2021	19,746	$1.61	to	$3.20	$53,387	4.95%	0.30%	to	0.90%	4.55%		to	3.92%
2020	19,746	$1.54	to	$3.08	$51,630	5.68%	0.30%	to	0.90%	6.23%		to	5.59%
2019	21,303	$1.45	to	$2.91	$52,931	5.78%	0.30%	to	0.90%	16.37%		to	15.67%
2018	22,533	$1.25	to	$2.52	$48,252	5.53%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
Col VP Inc Opp, Cl 3
2022	7,610	$1.02	to	$2.14	$15,536	5.17%	0.20%	to	0.90%	2.16	%(8)	to	(11.02%)
2021	8,058	$1.56	to	$2.41	$18,527	8.96%	0.30%	to	0.90%	4.17%		to	3.54%
2020	8,187	$1.50	to	$2.33	$18,315	4.57%	0.30%	to	0.90%	5.42%		to	4.79%
2019	9,469	$1.42	to	$2.22	$20,217	4.90%	0.30%	to	0.90%	15.88%		to	15.19%
2018	9,632	$1.23	to	$1.93	$17,907	4.87%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
Col VP Inter Bond, Cl 3
2022	57,561	$1.02	to	$1.85	$84,441	3.07%	0.20%	to	0.90%	1.80	%(8)	to	(17.91%)
2021	60,520	$1.33	to	$2.25	$108,129	3.17%	0.30%	to	0.90%	(0.65%)		to	(1.25%)
2020	61,659	$1.34	to	$2.28	$112,164	2.76%	0.30%	to	0.90%	12.11%		to	11.44%
2019	57,052	$1.20	to	$2.05	$93,770	3.08%	0.30%	to	0.90%	8.79%		to	8.14%
2018	56,412	$1.10	to	$1.89	$85,880	2.22%	0.30%	to	0.90%	(0.04%)		to	(0.64%)
Col VP Lg Cap Gro, Cl 3
2022	15,251	$1.01	to	$1.77	$62,909	—	0.20%	to	0.90%	2.68	%(8)	to	(32.06%)
2021	17,354	$4.63	to	$2.61	$103,000	—	0.30%	to	0.90%	28.15%		to	27.39%
2020	18,422	$3.61	to	$2.05	$83,570	—	0.30%	to	0.90%	34.16%		to	33.36%
2019	18,686	$2.69	to	$1.54	$62,956	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	21,072	$1.99	to	$1.14	$51,873	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
Col VP Lg Cap Index, Cl 3
2022	36,497	$3.19	to	$3.00	$146,056	—	0.00%	to	0.90%	(18.45%)		to	(19.18%)
2021	34,652	$3.91	to	$3.72	$171,763	—	0.00%	to	0.90%	28.22%		to	27.07%
2020	34,094	$3.05	to	$2.93	$132,339	—	0.00%	to	0.90%	17.90%		to	16.85%
2019	35,383	$2.58	to	$2.50	$117,211	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	36,453	$1.97	to	$1.93	$92,629	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
Col VP Limited Duration Cr, Cl 2
2022	13,861	$1.14	to	$0.97	$14,094	0.51%	0.00%	to	0.90%	(6.36%)		to	(7.20%)
2021	12,445	$1.21	to	$1.05	$13,533	1.36%	0.00%	to	0.90%	(0.84%)		to	(1.74%)
2020	12,848	$1.22	to	$1.06	$14,161	2.59%	0.00%	to	0.90%	5.57%		to	4.62%
2019	7,025	$1.16	to	$1.02	$7,378	2.12%	0.00%	to	0.90%	7.47%		to	6.50%
2018	4,748	$1.08	to	$0.96	$4,658	1.58%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
Col VP Overseas Core, Cl 3
2022	32,773	$1.14	to	$1.31	$52,095	0.80%	0.20%	to	0.90%	15.40	%(8)	to	(15.56%)
2021	34,473	$1.79	to	$1.55	$64,481	1.18%	0.30%	to	0.90%	9.55%		to	8.90%
2020	36,440	$1.63	to	$1.43	$61,801	1.56%	0.30%	to	0.90%	8.60%		to	7.95%
2019	39,743	$1.51	to	$1.32	$61,964	1.96%	0.30%	to	0.90%	24.95%		to	24.20%
2018	44,069	$1.20	to	$1.06	$55,000	2.68%	0.30%	to	0.90%	(16.95%)		to	(17.45%)
Col VP Select Lg Cap Val, Cl 3
2022	8,150	$1.11	to	$3.46	$35,784	—	0.20%	to	0.90%	12.68	%(8)	to	(2.83%)
2021	7,418	$3.15	to	$3.57	$33,618	—	0.30%	to	0.90%	25.77%		to	25.02%
2020	5,409	$2.50	to	$2.85	$19,128	—	0.30%	to	0.90%	6.63%		to	6.00%
2019	5,651	$2.35	to	$2.69	$18,409	—	0.30%	to	0.90%	26.16%		to	25.41%
2018	5,821	$1.86	to	$2.15	$15,015	—	0.30%	to	0.90%	(12.57%)		to	(13.10%)
Col VP Select Mid Cap Gro, Cl 3
2022	3,845	$1.01	to	$3.36	$16,262	—	0.20%	to	0.90%	2.87	%(8)	to	(31.54%)
2021	4,327	$3.70	to	$4.90	$26,558	—	0.30%	to	0.90%	16.06%		to	15.36%
2020	4,831	$3.19	to	$4.25	$25,490	—	0.30%	to	0.90%	34.83%		to	34.02%
2019	4,675	$2.37	to	$3.17	$18,273	—	0.30%	to	0.90%	34.62%		to	33.81%
2018	5,129	$1.76	to	$2.37	$14,820	—	0.30%	to	0.90%	(5.14%)		to	(5.71%)
Col VP Select Mid Cap Val, Cl 3
2022	4,852	$1.08	to	$3.29	$19,776	—	0.20%	to	0.90%	9.03	%(8)	to	(10.37%)
2021	4,462	$3.06	to	$3.68	$20,499	—	0.30%	to	0.90%	31.74%		to	30.95%
2020	3,971	$2.32	to	$2.81	$13,386	—	0.30%	to	0.90%	7.09%		to	6.45%
2019	4,860	$2.17	to	$2.64	$15,381	—	0.30%	to	0.90%	31.03%		to	30.24%
2018	5,113	$1.65	to	$2.02	$12,349	—	0.30%	to	0.90%	(13.67%)		to	(14.18%)

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	65

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Sm Cap Val, Cl 3
2022	4,975	$1.05	to	$3.54	$19,931	—	0.20%	to	0.90%	5.87	%(8)	to	(15.58%)
2021	4,708	$2.89	to	$4.19	$22,617	—	0.30%	to	0.90%	30.41%		to	29.63%
2020	4,250	$2.21	to	$3.24	$15,664	—	0.30%	to	0.90%	8.73%		to	8.08%
2019	4,561	$2.04	to	$2.99	$15,582	—	0.30%	to	0.90%	17.23%		to	16.53%
2018	4,965	$1.74	to	$2.57	$14,494	—	0.30%	to	0.90%	(12.96%)		to	(13.48%)
Col VP US Govt Mtge, Cl 3
2022	15,469	$1.02	to	$1.32	$17,533	2.01%	0.20%	to	0.90%	2.31	%(8)	to	(15.03%)
2021	15,981	$1.22	to	$1.55	$21,281	1.91%	0.30%	to	0.90%	(1.36%)		to	(1.96%)
2020	16,767	$1.24	to	$1.58	$22,823	2.52%	0.30%	to	0.90%	4.64%		to	4.01%
2019	15,922	$1.18	to	$1.52	$20,799	2.66%	0.30%	to	0.90%	6.30%		to	5.66%
2018	16,363	$1.11	to	$1.44	$20,212	2.72%	0.30%	to	0.90%	1.41%		to	0.80%
CS Commodity Return
2022	10,258	$0.97	to	$0.68	$9,418	14.70%	0.20%	to	0.90%	(2.05	%)(8)	to	14.99%
2021	9,004	$0.71	to	$0.59	$7,062	4.94%	0.30%	to	0.90%	27.52%		to	26.75%
2020	8,330	$0.56	to	$0.46	$5,090	5.87%	0.30%	to	0.90%	(1.77%)		to	(2.36%)
2019	8,533	$0.57	to	$0.48	$5,309	0.88%	0.30%	to	0.90%	6.37%		to	5.73%
2018	8,774	$0.54	to	$0.45	$5,065	2.58%	0.30%	to	0.90%	(11.92%)		to	(12.46%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2022	8,452	$1.03	to	$1.39	$11,152	4.60%	0.20%	to	0.90%	5.32	%(8)	to	(18.32%)
2021	8,801	$1.36	to	$1.70	$14,228	0.71%	0.30%	to	0.90%	4.16%		to	3.54%
2020	7,785	$1.30	to	$1.64	$12,147	0.56%	0.30%	to	0.90%	8.79%		to	8.14%
2019	7,497	$1.20	to	$1.52	$10,781	3.14%	0.30%	to	0.90%	7.49%		to	6.85%
2018	7,886	$1.11	to	$1.42	$10,627	—	0.30%	to	0.90%	(0.81%)		to	(1.41%)
CTIVP Vty Sycamore Estb Val, Cl 3
2022	7,792	$1.10	to	$4.07	$38,174	—	0.20%	to	0.90%	10.35	%(8)	to	(3.75%)
2021	7,699	$3.43	to	$4.22	$39,080	—	0.30%	to	0.90%	31.35%		to	30.57%
2020	6,678	$2.61	to	$3.24	$25,714	—	0.30%	to	0.90%	7.58%		to	6.94%
2019	7,112	$2.43	to	$3.03	$25,362	—	0.30%	to	0.90%	27.63%		to	26.86%
2018	6,879	$1.90	to	$2.39	$19,277	—	0.30%	to	0.90%	(10.37%)		to	(10.91%)
Del Ivy VIP Asset Strategy, Cl II
2022	1,604	$1.35	to	$1.17	$2,024	1.62%	0.00%	to	0.90%	(14.74%)		to	(15.50%)
2021	1,596	$1.58	to	$1.38	$2,370	1.60%	0.00%	to	0.90%	10.44%		to	9.45%
2020	1,630	$1.43	to	$1.26	$2,194	2.00%	0.00%	to	0.90%	13.88%		to	12.86%
2019	1,924	$1.26	to	$1.12	$2,263	2.26%	0.00%	to	0.90%	21.78%		to	20.69%
2018	1,865	$1.03	to	$0.93	$1,815	1.93%	0.00%	to	0.90%	(5.44%)		to	(6.29%)
DWS Alt Asset Alloc VIP, Cl B
2022	3,893	$1.27	to	$1.08	$4,522	6.67%	0.00%	to	0.90%	(7.74%)		to	(8.57%)
2021	3,089	$1.38	to	$1.18	$3,916	1.48%	0.00%	to	0.90%	12.35%		to	11.34%
2020	1,960	$1.22	to	$1.06	$2,216	2.33%	0.00%	to	0.90%	5.32%		to	4.38%
2019	1,674	$1.16	to	$1.02	$1,794	3.30%	0.00%	to	0.90%	14.35%		to	13.32%
2018	1,458	$1.02	to	$0.90	$1,368	1.94%	0.00%	to	0.90%	(9.35%)		to	(10.16%)
EV VT Floating-Rate Inc, Init Cl
2022	11,332	$1.02	to	$1.39	$18,888	4.63%	0.20%	to	0.90%	1.54	%(8)	to	(3.61%)
2021	10,721	$1.29	to	$1.44	$18,368	2.89%	0.30%	to	0.90%	3.31%		to	2.70%
2020	8,979	$1.25	to	$1.40	$14,701	3.33%	0.30%	to	0.90%	1.69%		to	1.08%
2019	12,116	$1.23	to	$1.39	$19,738	4.32%	0.30%	to	0.90%	6.76%		to	6.12%
2018	16,692	$1.15	to	$1.31	$25,442	3.76%	0.30%	to	0.90%	(0.37%)		to	(0.97%)
Fid VIP Contrafund, Serv Cl 2
2022	29,747	$2.94	to	$2.79	$111,113	0.27%	0.00%	to	0.90%	(26.49%)		to	(27.14%)
2021	30,396	$4.00	to	$3.83	$155,608	0.03%	0.00%	to	0.90%	27.51%		to	26.37%
2020	32,483	$3.14	to	$3.03	$130,870	0.08%	0.00%	to	0.90%	30.23%		to	29.07%
2019	33,382	$2.41	to	$2.35	$103,408	0.21%	0.00%	to	0.90%	31.28%		to	30.10%
2018	36,232	$1.83	to	$1.80	$85,804	0.43%	0.00%	to	0.90%	(6.64%)		to	(7.48%)
Fid VIP Gro & Inc, Serv Cl
2022	11,350	$5.35	to	$3.32	$53,326	1.58%	0.45%	to	0.90%	(5.45%)		to	(5.87%)
2021	11,749	$5.66	to	$3.53	$58,676	2.31%	0.45%	to	0.90%	25.20%		to	24.64%
2020	12,548	$4.52	to	$2.83	$49,950	2.03%	0.45%	to	0.90%	7.25%		to	6.77%
2019	13,949	$4.21	to	$2.65	$51,430	3.51%	0.45%	to	0.90%	29.36%		to	28.78%
2018	15,577	$3.26	to	$2.06	$44,317	0.25%	0.45%	to	0.90%	(9.48%)		to	(9.89%)

66	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Mid Cap, Serv Cl
2022	17,526	$4.69	to	$6.38	$87,935	0.40%	0.45%	to	0.90%	(15.24%)		to	(15.62%)
2021	18,706	$5.53	to	$7.56	$110,914	0.51%	0.45%	to	0.90%	24.94%		to	24.38%
2020	20,253	$4.42	to	$6.08	$96,411	0.56%	0.45%	to	0.90%	17.51%		to	16.98%
2019	22,918	$3.77	to	$5.20	$93,093	0.78%	0.45%	to	0.90%	22.79%		to	22.24%
2018	25,731	$3.07	to	$4.25	$85,378	0.54%	0.45%	to	0.90%	(15.02%)		to	(15.41%)
Fid VIP Overseas, Serv Cl
2022	7,022	$2.65	to	$1.68	$16,128	0.97%	0.45%	to	0.90%	(24.92%)		to	(25.26%)
2021	7,155	$3.52	to	$2.25	$22,201	0.44%	0.45%	to	0.90%	19.04%		to	18.50%
2020	7,557	$2.96	to	$1.90	$19,636	0.35%	0.45%	to	0.90%	14.98%		to	14.46%
2019	8,262	$2.57	to	$1.66	$18,661	1.64%	0.45%	to	0.90%	27.10%		to	26.53%
2018	8,964	$2.03	to	$1.31	$15,919	1.44%	0.45%	to	0.90%	(15.27%)		to	(15.65%)
Frank Global Real Est, Cl 2
2022	16,275	$1.09	to	$2.69	$35,304	2.41%	0.20%	to	0.90%	10.23	%(8)	to	(26.72%)
2021	16,713	$1.84	to	$3.67	$49,462	0.88%	0.30%	to	0.90%	26.41%		to	25.66%
2020	17,139	$1.45	to	$2.92	$40,414	3.26%	0.30%	to	0.90%	(5.67%)		to	(6.24%)
2019	18,319	$1.54	to	$3.11	$46,066	2.64%	0.30%	to	0.90%	22.01%		to	21.28%
2018	19,285	$1.26	to	$2.57	$40,249	2.62%	0.30%	to	0.90%	(7.06%)		to	(7.62%)
Frank Inc, Cl 2
2022	6,495	$1.58	to	$1.28	$8,876	4.75%	0.00%	to	0.90%	(5.47%)		to	(6.32%)
2021	4,438	$1.67	to	$1.37	$6,444	4.56%	0.00%	to	0.90%	16.76%		to	15.71%
2020	4,213	$1.43	to	$1.18	$5,263	6.04%	0.00%	to	0.90%	0.69%		to	(0.21%)
2019	5,909	$1.42	to	$1.18	$7,318	5.22%	0.00%	to	0.90%	16.06%		to	15.02%
2018	4,572	$1.22	to	$1.03	$4,896	4.83%	0.00%	to	0.90%	(4.30%)		to	(5.17%)
Frank Mutual Shares, Cl 2
2022	6,337	$1.98	to	$2.52	$16,110	1.86%	0.00%	to	0.90%	(7.43%)		to	(8.26%)
2021	6,441	$2.13	to	$2.75	$17,822	2.87%	0.00%	to	0.90%	19.17%		to	18.10%
2020	6,866	$1.79	to	$2.33	$16,017	2.79%	0.00%	to	0.90%	(5.04%)		to	(5.89%)
2019	7,714	$1.89	to	$2.47	$19,189	1.82%	0.00%	to	0.90%	22.57%		to	21.47%
2018	8,269	$1.54	to	$2.04	$16,908	2.37%	0.00%	to	0.90%	(9.07%)		to	(9.89%)
Frank Sm Cap Val, Cl 2
2022	11,635	$2.68	to	$5.89	$44,517	0.99%	0.00%	to	0.90%	(10.06%)		to	(10.87%)
2021	12,267	$2.98	to	$6.61	$52,655	1.01%	0.00%	to	0.90%	25.37%		to	24.24%
2020	11,315	$2.38	to	$5.32	$40,048	1.49%	0.00%	to	0.90%	5.19%		to	4.25%
2019	11,462	$2.26	to	$5.10	$39,541	1.05%	0.00%	to	0.90%	26.35%		to	25.22%
2018	11,878	$1.79	to	$4.08	$33,120	0.88%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
GS VIT Mid Cap Val, Inst
2022	18,874	$1.08	to	$6.94	$84,170	0.69%	0.20%	to	0.90%	8.14	%(8)	to	(10.79%)
2021	20,047	$2.88	to	$7.78	$100,229	0.47%	0.30%	to	0.90%	30.56%		to	29.78%
2020	21,413	$2.20	to	$6.00	$82,944	0.64%	0.30%	to	0.90%	8.08%		to	7.43%
2019	23,536	$2.04	to	$5.58	$84,916	0.79%	0.30%	to	0.90%	31.13%		to	30.35%
2018	26,053	$1.55	to	$4.28	$72,093	1.28%	0.30%	to	0.90%	(10.73%)		to	(11.27%)
GS VIT Multi-Strategy Alt, Advisor
2022	1,726	$1.02	to	$0.95	$1,730	3.33%	0.00%	to	0.90%	(6.85%)		to	(7.68%)
2021	1,615	$1.10	to	$1.02	$1,738	1.51%	0.00%	to	0.90%	4.66%		to	3.72%
2020	1,174	$1.05	to	$0.99	$1,207	1.72%	0.00%	to	0.90%	6.58%		to	5.62%
2019	1,294	$0.98	to	$0.94	$1,243	2.61%	0.00%	to	0.90%	8.60%		to	7.63%
2018	1,250	$0.91	to	$0.87	$1,109	2.26%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
GS VIT Sm Cap Eq Insights, Inst
2022	1,236	$4.85	to	$3.76	$5,638	0.31%	0.45%	to	0.90%	(19.74%)		to	(20.10%)
2021	1,271	$6.04	to	$4.71	$7,159	0.46%	0.45%	to	0.90%	23.23%		to	22.68%
2020	1,343	$4.90	to	$3.84	$6,147	0.22%	0.45%	to	0.90%	8.09%		to	7.61%
2019	1,566	$4.53	to	$3.57	$6,649	0.48%	0.45%	to	0.90%	24.28%		to	23.72%
2018	1,665	$3.65	to	$2.88	$5,660	0.49%	0.45%	to	0.90%	(9.03%)		to	(9.45%)
GS VIT U.S. Eq Insights, Inst
2022	11,166	$1.05	to	$2.91	$48,260	0.81%	0.20%	to	0.90%	5.39	%(8)	to	(20.46%)
2021	11,927	$3.84	to	$3.66	$64,307	0.81%	0.30%	to	0.90%	29.02%		to	28.25%
2020	13,046	$2.98	to	$2.85	$53,952	0.87%	0.30%	to	0.90%	17.19%		to	16.49%
2019	14,289	$2.54	to	$2.45	$50,257	1.25%	0.30%	to	0.90%	24.83%		to	24.09%
2018	16,024	$2.03	to	$1.97	$44,897	1.22%	0.30%	to	0.90%	(6.48%)		to	(7.04%)

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	67

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser I
2022	4,539	$2.79	to	$2.66	$12,554	—	0.45%	to	0.90%	(31.42%)		to	(31.73%)
2021	4,891	$4.07	to	$3.90	$19,737	—	0.45%	to	0.90%	11.42%		to	10.92%
2020	5,233	$3.66	to	$3.52	$18,978	0.07%	0.45%	to	0.90%	41.71%		to	41.08%
2019	5,285	$2.58	to	$2.49	$13,533	—	0.45%	to	0.90%	36.14%		to	35.53%
2018	5,616	$1.89	to	$1.84	$10,569	—	0.45%	to	0.90%	(4.06%)		to	(4.49%)
Invesco VI Bal Risk Alloc, Ser II
2022	4,071	$1.37	to	$1.20	$5,131	6.84%	0.00%	to	0.90%	(14.52%)		to	(15.28%)
2021	4,692	$1.60	to	$1.42	$6,929	3.00%	0.00%	to	0.90%	9.26%		to	8.28%
2020	4,984	$1.46	to	$1.31	$6,778	7.66%	0.00%	to	0.90%	9.99%		to	9.00%
2019	5,671	$1.33	to	$1.20	$7,026	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	5,306	$1.16	to	$1.06	$5,739	1.30%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
Invesco VI Comstock, Ser II
2022	3,035	$1.11	to	$2.46	$11,358	1.49%	0.20%	to	0.90%	11.38	%(8)	to	(0.06%)
2021	2,550	$2.71	to	$2.46	$9,342	1.69%	0.30%	to	0.90%	32.65%		to	31.85%
2020	2,468	$2.05	to	$1.87	$6,736	2.04%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
2019	2,967	$2.07	to	$1.90	$8,353	1.67%	0.30%	to	0.90%	24.57%		to	23.82%
2018	3,321	$1.67	to	$1.54	$7,509	1.41%	0.30%	to	0.90%	(12.63%)		to	(13.16%)
Invesco VI Core Eq, Ser I
2022	23,617	$3.60	to	$4.25	$92,773	0.92%	0.45%	to	0.90%	(20.90%)		to	(21.26%)
2021	25,190	$4.56	to	$5.39	$125,393	0.66%	0.45%	to	0.90%	27.17%		to	26.59%
2020	27,074	$3.58	to	$4.26	$106,411	1.34%	0.45%	to	0.90%	13.34%		to	12.83%
2019	29,656	$3.16	to	$3.78	$103,131	0.94%	0.45%	to	0.90%	28.39%		to	27.81%
2018	32,739	$2.46	to	$2.95	$88,949	0.88%	0.45%	to	0.90%	(9.80%)		to	(10.21%)
Invesco VI Dis Mid Cap Gro, Ser I
2022	10,179	$1.00	to	$1.22	$12,519	—	0.20%	to	0.90%	1.14	%(8)	to	(31.60%)
2021	10,665	$1.80	to	$1.78	$19,094	—	0.30%	to	0.90%	18.74%		to	18.03%
2020	11,024	$1.51	to	$1.51	$16,654	0.05%	0.30%	to	0.90%	51.28	%(6)	to	50.66	%(6)
Invesco VI Div Divd, Ser I
2022	7,207	$1.09	to	$2.51	$18,682	1.92%	0.20%	to	0.90%	10.06	%(8)	to	(2.56%)
2021	7,204	$2.54	to	$2.58	$19,078	2.14%	0.30%	to	0.90%	18.54%		to	17.83%
2020	8,203	$2.14	to	$2.19	$18,342	3.03%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2019	9,048	$2.15	to	$2.20	$20,296	2.87%	0.30%	to	0.90%	24.72%		to	23.97%
2018	9,647	$1.72	to	$1.78	$17,408	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
Invesco VI EQV Intl Eq, Ser II
2022	9,259	$1.11	to	$1.32	$18,772	1.42%	0.20%	to	0.90%	12.44	%(8)	to	(19.23%)
2021	9,836	$1.85	to	$1.63	$24,299	1.06%	0.30%	to	0.90%	5.29%		to	4.66%
2020	10,344	$1.76	to	$1.56	$24,077	2.13%	0.30%	to	0.90%	13.40%		to	12.72%
2019	11,516	$1.55	to	$1.38	$23,704	1.27%	0.30%	to	0.90%	27.85%		to	27.09%
2018	12,624	$1.21	to	$1.09	$20,029	1.75%	0.30%	to	0.90%	(15.46%)		to	(15.97%)
Invesco VI Global, Ser II
2022	8,120	$2.29	to	$2.56	$23,844	—	0.00%	to	0.90%	(31.94%)		to	(32.55%)
2021	8,266	$3.37	to	$3.79	$35,636	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	8,196	$2.92	to	$3.32	$30,817	0.46%	0.00%	to	0.90%	27.34%		to	26.20%
2019	8,141	$2.29	to	$2.63	$23,970	0.64%	0.00%	to	0.90%	31.45%		to	30.28%
2018	8,952	$1.75	to	$2.02	$20,340	0.75%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
Invesco VI Gbl Strat Inc, Ser II
2022	20,774	$1.05	to	$1.39	$28,013	—	0.00%	to	0.90%	(11.71%)		to	(12.51%)
2021	21,943	$1.19	to	$1.58	$33,769	4.29%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	22,178	$1.24	to	$1.66	$35,774	5.34%	0.00%	to	0.90%	2.99%		to	2.07%
2019	24,251	$1.20	to	$1.62	$38,201	3.39%	0.00%	to	0.90%	10.61%		to	9.61%
2018	25,782	$1.09	to	$1.48	$36,997	4.54%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
Invesco VI Mn St Sm Cap, Ser II
2022	6,626	$2.87	to	$3.37	$25,087	0.24%	0.00%	to	0.90%	(16.04%)		to	(16.79%)
2021	7,170	$3.42	to	$4.05	$32,012	0.18%	0.00%	to	0.90%	22.26%		to	21.17%
2020	7,297	$2.80	to	$3.34	$27,277	0.37%	0.00%	to	0.90%	19.63%		to	18.56%
2019	7,714	$2.34	to	$2.82	$24,402	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	8,093	$1.85	to	$2.25	$20,534	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)

68	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Tech, Ser I
2022	3,280	$0.81	to	$3.21	$12,123	—	0.00%	to	0.90%	(20.38	%)(7)	to	(40.49%)
2021	3,297	$4.51	to	$5.40	$22,281	—	0.30%	to	0.90%	14.07%		to	13.39%
2020	3,462	$3.95	to	$4.76	$20,536	—	0.30%	to	0.90%	45.68%		to	44.81%
2019	2,826	$2.71	to	$3.29	$11,505	—	0.30%	to	0.90%	35.47%		to	34.66%
2018	3,089	$2.00	to	$2.44	$9,309	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
Janus Henderson VIT Enter, Serv
2022	3,603	$7.15	to	$2.69	$19,831	0.08%	0.45%	to	0.90%	(16.53%)		to	(16.90%)
2021	3,776	$8.57	to	$3.24	$25,037	0.24%	0.45%	to	0.90%	16.02%		to	15.50%
2020	4,252	$7.39	to	$2.81	$23,989	—	0.45%	to	0.90%	18.65%		to	18.12%
2019	4,628	$6.23	to	$2.38	$21,607	0.05%	0.45%	to	0.90%	34.55%		to	33.95%
2018	4,836	$4.63	to	$1.77	$16,818	0.11%	0.45%	to	0.90%	(1.11%)		to	(1.56%)
Janus Hend VIT Gbl Tech Innov, Srv
2022	6,126	$1.01	to	$2.34	$34,653	—	0.20%	to	0.90%	3.74	%(8)	to	(37.69%)
2021	6,625	$6.64	to	$3.75	$59,305	0.11%	0.30%	to	0.90%	17.39%		to	16.69%
2020	7,289	$5.66	to	$3.21	$53,739	—	0.30%	to	0.90%	50.28%		to	49.38%
2019	7,220	$3.77	to	$2.15	$34,159	—	0.30%	to	0.90%	44.38%		to	43.52%
2018	7,750	$2.61	to	$1.50	$24,345	—	0.30%	to	0.90%	0.61%		to	0.00%
Janus Henderson VIT Overseas, Serv
2022	17,334	$1.16	to	$1.82	$36,993	1.71%	0.20%	to	0.90%	17.25	%(8)	to	(9.65%)
2021	17,623	$1.66	to	$2.01	$41,478	1.04%	0.30%	to	0.90%	12.95%		to	12.27%
2020	17,853	$1.47	to	$1.79	$37,284	1.21%	0.30%	to	0.90%	15.68%		to	14.98%
2019	19,652	$1.27	to	$1.56	$35,591	1.83%	0.30%	to	0.90%	26.33%		to	25.57%
2018	21,452	$1.01	to	$1.24	$30,707	1.65%	0.30%	to	0.90%	(15.39%)		to	(15.90%)
Janus Henderson VIT Res, Serv
2022	3,380	$2.94	to	$2.73	$12,395	—	0.00%	to	0.90%	(30.06%)		to	(30.69%)
2021	3,568	$4.20	to	$3.94	$18,747	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	3,601	$3.50	to	$3.31	$15,839	0.22%	0.00%	to	0.90%	32.57%		to	31.39%
2019	3,750	$2.64	to	$2.52	$12,617	0.31%	0.00%	to	0.90%	35.23%		to	34.01%
2018	4,168	$1.95	to	$1.88	$10,313	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
Lazard Ret Global Dyn MA, Serv
2022	1,060	$1.40	to	$1.17	$1,327	0.08%	0.00%	to	0.90%	(17.37%)		to	(18.11%)
2021	1,215	$1.69	to	$1.43	$1,850	2.79%	0.00%	to	0.90%	11.94%		to	10.93%
2020	1,966	$1.51	to	$1.29	$2,667	0.60%	0.00%	to	0.90%	0.81%		to	(0.10%)
2019	2,202	$1.50	to	$1.29	$2,952	0.05%	0.00%	to	0.90%	17.79%		to	16.73%
2018	2,416	$1.27	to	$1.11	$2,753	1.45%	0.00%	to	0.90%	(6.57%)		to	(7.41%)
MFS Mass Inv Gro Stock, Serv Cl
2022	18,613	$1.07	to	$2.16	$41,514	—	0.20%	to	0.90%	8.09	%(8)	to	(20.17%)
2021	19,515	$2.82	to	$2.71	$54,276	0.03%	0.30%	to	0.90%	25.28%		to	24.53%
2020	21,364	$2.25	to	$2.17	$47,491	0.22%	0.30%	to	0.90%	21.83%		to	21.10%
2019	22,675	$1.85	to	$1.79	$41,453	0.34%	0.30%	to	0.90%	39.17%		to	38.33%
2018	24,244	$1.33	to	$1.30	$31,898	0.33%	0.30%	to	0.90%	0.27%		to	(0.33%)
MFS New Dis, Serv Cl
2022	5,628	$1.04	to	$3.22	$26,224	—	0.20%	to	0.90%	5.44	%(8)	to	(30.62%)
2021	5,906	$3.55	to	$4.65	$39,453	—	0.30%	to	0.90%	1.27%		to	0.66%
2020	6,018	$3.50	to	$4.62	$39,984	—	0.30%	to	0.90%	45.15%		to	44.28%
2019	6,154	$2.41	to	$3.20	$28,454	—	0.30%	to	0.90%	40.85%		to	40.01%
2018	6,336	$1.71	to	$2.28	$20,826	—	0.30%	to	0.90%	(2.01%)		to	(2.60%)
MFS Utilities, Serv Cl
2022	8,179	$2.34	to	$6.40	$27,068	2.27%	0.00%	to	0.90%	0.48%		to	(0.42%)
2021	7,307	$2.33	to	$6.42	$24,415	1.53%	0.00%	to	0.90%	13.82%		to	12.80%
2020	7,495	$2.05	to	$5.69	$22,350	2.21%	0.00%	to	0.90%	5.62%		to	4.67%
2019	8,490	$1.94	to	$5.44	$24,381	3.79%	0.00%	to	0.90%	24.80%		to	23.68%
2018	8,556	$1.55	to	$4.40	$20,516	0.84%	0.00%	to	0.90%	0.81%		to	(0.10%)
MS VIF Dis, Cl II
2022	5,392	$2.23	to	$2.26	$15,695	—	0.00%	to	0.90%	(62.97%)		to	(63.30%)
2021	5,974	$6.02	to	$6.15	$46,836	—	0.00%	to	0.90%	(11.19%)		to	(11.99%)
2020	6,550	$6.78	to	$6.98	$58,195	—	0.00%	to	0.90%	152.04%		to	149.79%
2019	4,958	$2.69	to	$2.80	$17,875	—	0.00%	to	0.90%	39.97%		to	38.71%
2018	4,343	$1.92	to	$2.02	$11,205	—	0.00%	to	0.90%	10.53%		to	9.53%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	69

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MS VIF Global Real Est, Cl II
2022	3,551	$1.09	to	$0.94	$5,689	4.61%	0.20%	to	0.90%	10.43	%(8)	to	(26.86%)
2021	4,169	$1.52	to	$1.28	$9,239	2.23%	0.30%	to	0.90%	23.46%		to	22.72%
2020	4,040	$1.23	to	$1.04	$6,830	4.30%	0.30%	to	0.90%	(15.11%)		to	(15.62%)
2019	5,039	$1.45	to	$1.24	$9,894	2.59%	0.30%	to	0.90%	17.70%		to	17.00%
2018	4,762	$1.24	to	$1.06	$8,102	3.13%	0.30%	to	0.90%	(8.48%)		to	(9.03%)
NB AMT US Eq Index PW Strat, Cl S
2022	757	$1.21	to	$1.12	$892	—	0.00%	to	0.90%	(11.28%)		to	(12.07%)
2021	502	$1.37	to	$1.28	$670	0.32%	0.00%	to	0.90%	17.94%		to	16.89%
2020	444	$1.16	to	$1.09	$503	0.83%	0.00%	to	0.90%	8.26%		to	7.29%
2019	419	$1.07	to	$1.02	$440	0.14%	0.00%	to	0.90%	15.26%		to	14.22%
2018	526	$0.93	to	$0.89	$480	—	0.00%	to	0.90%	(6.78%)		to	(7.62%)
PIMCO VIT All Asset, Advisor Cl
2022	6,499	$1.41	to	$1.69	$11,758	7.59%	0.00%	to	0.90%	(11.87%)		to	(12.66%)
2021	6,552	$1.60	to	$1.94	$13,665	10.90%	0.00%	to	0.90%	16.04%		to	15.00%
2020	7,112	$1.38	to	$1.68	$12,828	4.84%	0.00%	to	0.90%	7.91%		to	6.94%
2019	8,557	$1.28	to	$1.57	$14,439	2.81%	0.00%	to	0.90%	11.74%		to	10.74%
2018	9,330	$1.15	to	$1.42	$14,186	2.98%	0.00%	to	0.90%	(5.45%)		to	(6.30%)
PIMCO VIT Tot Return, Advisor Cl
2022	10,438	$1.11	to	$1.00	$10,911	2.51%	0.00%	to	0.90%	(14.39%)		to	(15.15%)
2021	10,893	$1.29	to	$1.18	$13,353	1.72%	0.00%	to	0.90%	(1.36%)		to	(2.25%)
2020	12,119	$1.31	to	$1.21	$15,103	1.96%	0.00%	to	0.90%	8.54%		to	7.57%
2019	6,815	$1.21	to	$1.13	$7,856	2.87%	0.00%	to	0.90%	8.25%		to	7.28%
2018	3,999	$1.11	to	$1.05	$4,284	2.45%	0.00%	to	0.90%	(0.63%)		to	(1.53%)
Put VT Global Hlth Care, Cl IB
2022	7,234	$1.02	to	$4.66	$28,236	0.40%	0.00%	to	0.90%	3.12	%(7)	to	(5.53%)
2021	6,243	$3.50	to	$4.93	$29,500	1.08%	0.30%	to	0.90%	19.04%		to	18.33%
2020	6,443	$2.94	to	$4.17	$25,621	0.46%	0.30%	to	0.90%	15.93%		to	15.24%
2019	6,068	$2.54	to	$3.62	$21,109	—	0.30%	to	0.90%	29.90%		to	29.13%
2018	6,501	$1.95	to	$2.80	$17,504	0.97%	0.30%	to	0.90%	(0.89%)		to	(1.49%)
Put VT Hi Yield, Cl IB
2022	1,916	$2.50	to	$2.56	$4,816	5.21%	0.45%	to	0.90%	(12.00%)		to	(12.39%)
2021	2,053	$2.84	to	$2.92	$5,871	4.79%	0.45%	to	0.90%	4.51%		to	4.03%
2020	2,232	$2.72	to	$2.81	$6,114	5.90%	0.45%	to	0.90%	4.74%		to	4.26%
2019	2,581	$2.60	to	$2.69	$6,763	5.98%	0.45%	to	0.90%	13.89%		to	13.37%
2018	2,860	$2.28	to	$2.38	$6,586	5.76%	0.45%	to	0.90%	(4.50%)		to	(4.93%)
Put VT Intl Eq, Cl IB
2022	3,258	$1.15	to	$1.90	$6,565	1.56%	0.20%	to	0.90%	16.28	%(8)	to	(15.53%)
2021	3,271	$1.86	to	$2.25	$7,787	1.15%	0.30%	to	0.90%	8.49%		to	7.85%
2020	3,020	$1.71	to	$2.09	$6,531	1.54%	0.30%	to	0.90%	11.76%		to	11.09%
2019	2,706	$1.53	to	$1.88	$5,321	1.36%	0.30%	to	0.90%	24.78%		to	24.03%
2018	2,967	$1.23	to	$1.52	$4,766	1.34%	0.30%	to	0.90%	(19.36%)		to	(19.84%)
Put VT Sus Leaders, Cl IA
2022	20,480	$6.31	to	$5.33	$118,584	0.83%	0.45%	to	0.90%	(23.07%)		to	(23.41%)
2021	21,923	$8.20	to	$6.96	$165,256	0.34%	0.45%	to	0.90%	23.28%		to	22.73%
2020	23,599	$6.65	to	$5.67	$144,393	0.64%	0.45%	to	0.90%	28.48%		to	27.91%
2019	25,920	$5.18	to	$4.43	$123,672	0.68%	0.45%	to	0.90%	36.11%		to	35.50%
2018	28,382	$3.80	to	$3.27	$99,618	0.01%	0.45%	to	0.90%	(1.73%)		to	(2.17%)
Royce Micro-Cap, Invest Cl
2022	7,418	$3.43	to	$4.88	$27,319	—	0.45%	to	0.90%	(22.78%)		to	(23.13%)
2021	7,906	$4.45	to	$6.35	$37,739	—	0.45%	to	0.90%	29.40%		to	28.82%
2020	8,609	$3.44	to	$4.93	$31,936	—	0.45%	to	0.90%	23.24%		to	22.68%
2019	9,643	$2.79	to	$4.02	$29,104	—	0.45%	to	0.90%	19.02%		to	18.48%
2018	10,454	$2.34	to	$3.39	$26,556	—	0.45%	to	0.90%	(9.46%)		to	(9.86%)
Temp Global Bond, Cl 2
2022	3,373	$0.93	to	$0.82	$2,913	—	0.00%	to	0.90%	(4.95%)		to	(5.80%)
2021	3,391	$0.98	to	$0.87	$3,085	—	0.00%	to	0.90%	(4.99%)		to	(5.84%)
2020	3,686	$1.03	to	$0.92	$3,542	8.39%	0.00%	to	0.90%	(5.28%)		to	(6.13%)
2019	3,922	$1.08	to	$0.98	$3,987	7.27%	0.00%	to	0.90%	2.01%		to	1.10%
2018	3,892	$1.06	to	$0.97	$3,883	—	0.00%	to	0.90%	1.94%		to	1.02%

70	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Third Ave VST Third Ave Value
2022	8,118	$3.04	to	$3.79	$25,991	1.49%	0.45%	to	0.90%	15.59%		to	15.07%
2021	8,504	$2.63	to	$3.30	$23,592	0.69%	0.45%	to	0.90%	21.51%		to	20.97%
2020	9,147	$2.17	to	$2.73	$20,951	2.67%	0.45%	to	0.90%	(2.83%)		to	(3.27%)
2019	9,991	$2.23	to	$2.82	$23,640	0.27%	0.45%	to	0.90%	11.96%		to	11.45%
2018	10,915	$1.99	to	$2.53	$23,113	1.84%	0.45%	to	0.90%	(20.70%)		to	(21.06%)
VanEck VIP Global Gold, Cl S
2022	4,927	$1.23	to	$1.07	$5,555	—	0.00%	to	0.90%	(13.36%)		to	(14.13%)
2021	4,425	$1.42	to	$1.25	$5,768	11.15%	0.00%	to	0.90%	(14.01%)		to	(14.78%)
2020	5,145	$1.65	to	$1.46	$7,830	2.86%	0.00%	to	0.90%	38.62%		to	37.38%
2019	3,770	$1.19	to	$1.07	$4,141	—	0.00%	to	0.90%	38.75%		to	37.50%
2018	3,569	$0.86	to	$0.78	$2,835	3.02%	0.00%	to	0.90%	(15.70%)		to	(16.46%)
VP Aggr, Cl 2
2022	154,880	$2.00	to	$2.14	$323,447	—	0.00%	to	0.90%	(18.19%)		to	(18.92%)
2021	148,828	$2.44	to	$2.64	$381,718	—	0.00%	to	0.90%	15.76%		to	14.72%
2020	145,597	$2.11	to	$2.30	$324,256	—	0.00%	to	0.90%	14.99%		to	13.96%
2019	148,099	$1.84	to	$2.02	$288,958	—	0.00%	to	0.90%	21.59%		to	20.50%
2018	147,086	$1.51	to	$1.67	$237,916	—	0.00%	to	0.90%	(8.58%)		to	(9.41%)
VP Aggr, Cl 4
2022	152,995	$1.07	to	$2.14	$325,260	—	0.20%	to	0.90%	7.96	%(8)	to	(18.92%)
2021	158,006	$2.33	to	$2.64	$412,243	—	0.30%	to	0.90%	15.43%		to	14.74%
2020	165,392	$2.02	to	$2.30	$374,911	—	0.30%	to	0.90%	14.62%		to	13.93%
2019	177,281	$1.76	to	$2.02	$351,736	—	0.30%	to	0.90%	21.31%		to	20.59%
2018	191,455	$1.45	to	$1.68	$314,468	—	0.30%	to	0.90%	(8.89%)		to	(9.44%)
VP Conserv, Cl 2
2022	16,047	$1.24	to	$1.26	$20,754	—	0.00%	to	0.90%	(15.54%)		to	(16.30%)
2021	16,880	$1.47	to	$1.51	$26,018	—	0.00%	to	0.90%	2.82%		to	1.89%
2020	21,852	$1.43	to	$1.48	$32,926	—	0.00%	to	0.90%	9.30%		to	8.32%
2019	11,798	$1.30	to	$1.37	$16,251	—	0.00%	to	0.90%	10.75%		to	9.76%
2018	11,230	$1.18	to	$1.25	$14,115	—	0.00%	to	0.90%	(2.95%)		to	(3.82%)
VP Conserv, Cl 4
2022	15,526	$1.03	to	$1.26	$20,096	—	0.20%	to	0.90%	3.31	%(8)	to	(16.25%)
2021	16,745	$1.41	to	$1.51	$25,785	—	0.30%	to	0.90%	2.51%		to	1.90%
2020	19,543	$1.38	to	$1.48	$29,322	—	0.30%	to	0.90%	8.91%		to	8.26%
2019	16,344	$1.26	to	$1.37	$22,424	—	0.30%	to	0.90%	10.42%		to	9.76%
2018	14,037	$1.14	to	$1.25	$17,617	—	0.30%	to	0.90%	(3.17%)		to	(3.76%)
VP Man Vol Conserv, Cl 2
2022	2,548	$1.13	to	$1.05	$2,783	—	0.00%	to	0.90%	(15.99%)		to	(16.74%)
2021	2,829	$1.35	to	$1.26	$3,687	—	0.00%	to	0.90%	2.63%		to	1.71%
2020	5,350	$1.31	to	$1.24	$6,839	—	0.00%	to	0.90%	8.12%		to	7.15%
2019	2,952	$1.21	to	$1.16	$3,492	—	0.00%	to	0.90%	11.92%		to	10.91%
2018	1,593	$1.09	to	$1.04	$1,686	—	0.00%	to	0.90%	(2.58%)		to	(3.46%)
VP Man Vol Conserv Gro, Cl 2
2022	4,562	$1.19	to	$1.10	$5,217	—	0.00%	to	0.90%	(17.06%)		to	(17.81%)
2021	5,248	$1.43	to	$1.34	$7,264	—	0.00%	to	0.90%	5.45%		to	4.51%
2020	5,346	$1.36	to	$1.28	$7,037	—	0.00%	to	0.90%	9.15%		to	8.17%
2019	4,191	$1.24	to	$1.18	$5,088	—	0.00%	to	0.90%	14.00%		to	12.97%
2018	4,456	$1.09	to	$1.05	$4,758	—	0.00%	to	0.90%	(4.30%)		to	(5.16%)
VP Man Vol Gro, Cl 2
2022	32,153	$1.30	to	$1.20	$40,637	—	0.00%	to	0.90%	(19.43%)		to	(20.15%)
2021	33,101	$1.61	to	$1.51	$52,199	—	0.00%	to	0.90%	11.89%		to	10.89%
2020	35,243	$1.44	to	$1.36	$49,789	—	0.00%	to	0.90%	11.30%		to	10.30%
2019	38,883	$1.30	to	$1.23	$49,401	—	0.00%	to	0.90%	18.26%		to	17.20%
2018	39,162	$1.10	to	$1.05	$42,174	—	0.00%	to	0.90%	(7.73%)		to	(8.56%)
VP Man Vol Mod Gro, Cl 2
2022	30,515	$1.26	to	$1.16	$37,157	—	0.00%	to	0.90%	(18.15%)		to	(18.89%)
2021	31,835	$1.53	to	$1.43	$47,482	—	0.00%	to	0.90%	8.70%		to	7.72%
2020	32,529	$1.41	to	$1.33	$44,786	—	0.00%	to	0.90%	10.37%		to	9.38%
2019	29,853	$1.28	to	$1.22	$37,298	—	0.00%	to	0.90%	16.17%		to	15.13%
2018	29,200	$1.10	to	$1.06	$31,490	—	0.00%	to	0.90%	(5.85%)		to	(6.70%)

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	71

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod, Cl 2
2022	207,403	$1.59	to	$1.69	$351,694	—	0.00%	to	0.90%	(16.61%)		to	(17.35%)
2021	219,117	$1.91	to	$2.05	$448,231	—	0.00%	to	0.90%	9.00%		to	8.03%
2020	222,654	$1.75	to	$1.90	$420,315	—	0.00%	to	0.90%	12.87%		to	11.85%
2019	227,793	$1.55	to	$1.69	$383,237	—	0.00%	to	0.90%	16.13%		to	15.09%
2018	231,275	$1.34	to	$1.47	$337,446	—	0.00%	to	0.90%	(5.57%)		to	(6.42%)
VP Mod, Cl 4
2022	282,125	$1.05	to	$1.70	$484,159	—	0.20%	to	0.90%	5.51	%(8)	to	(17.33%)
2021	304,930	$1.83	to	$2.05	$630,044	—	0.30%	to	0.90%	8.72%		to	8.07%
2020	319,471	$1.69	to	$1.90	$608,612	—	0.30%	to	0.90%	12.45%		to	11.78%
2019	343,553	$1.50	to	$1.70	$583,300	—	0.30%	to	0.90%	15.83%		to	15.14%
2018	370,021	$1.29	to	$1.47	$544,448	—	0.30%	to	0.90%	(5.85%)		to	(6.42%)
VP Mod Aggr, Cl 2
2022	348,746	$1.78	to	$1.90	$650,500	—	0.00%	to	0.90%	(17.59%)		to	(18.33%)
2021	357,969	$2.16	to	$2.33	$813,230	—	0.00%	to	0.90%	12.31%		to	11.30%
2020	357,294	$1.92	to	$2.10	$726,401	—	0.00%	to	0.90%	14.03%		to	13.01%
2019	366,784	$1.69	to	$1.85	$659,245	—	0.00%	to	0.90%	18.71%		to	17.65%
2018	366,697	$1.42	to	$1.58	$559,645	—	0.00%	to	0.90%	(7.03%)		to	(7.87%)
VP Mod Aggr, Cl 4
2022	483,099	$1.06	to	$1.91	$921,539	—	0.20%	to	0.90%	6.74	%(8)	to	(18.30%)
2021	501,422	$2.07	to	$2.34	$1,166,624	—	0.30%	to	0.90%	12.00%		to	11.33%
2020	523,905	$1.85	to	$2.10	$1,089,410	—	0.30%	to	0.90%	13.67%		to	12.99%
2019	566,475	$1.62	to	$1.86	$1,037,870	—	0.30%	to	0.90%	18.39%		to	17.68%
2018	609,531	$1.37	to	$1.58	$947,454	—	0.30%	to	0.90%	(7.36%)		to	(7.91%)
VP Mod Conserv, Cl 2
2022	29,163	$1.40	to	$1.46	$43,275	—	0.00%	to	0.90%	(16.09%)		to	(16.84%)
2021	31,917	$1.67	to	$1.76	$56,512	—	0.00%	to	0.90%	5.74%		to	4.79%
2020	36,946	$1.58	to	$1.68	$62,370	—	0.00%	to	0.90%	11.00%		to	10.01%
2019	32,291	$1.42	to	$1.52	$49,591	—	0.00%	to	0.90%	13.52%		to	12.50%
2018	31,628	$1.25	to	$1.35	$43,091	—	0.00%	to	0.90%	(4.12%)		to	(4.99%)
VP Mod Conserv, Cl 4
2022	37,850	$1.04	to	$1.46	$56,077	—	0.20%	to	0.90%	4.54	%(8)	to	(16.85%)
2021	41,862	$1.61	to	$1.76	$74,134	—	0.30%	to	0.90%	5.47%		to	4.84%
2020	48,949	$1.52	to	$1.68	$82,043	—	0.30%	to	0.90%	10.65%		to	9.99%
2019	49,660	$1.38	to	$1.53	$75,729	—	0.30%	to	0.90%	13.15%		to	12.47%
2018	50,525	$1.22	to	$1.36	$68,361	—	0.30%	to	0.90%	(4.34%)		to	(4.92%)
VP Ptnrs Core Eq, Cl 3
2022	1,667	$1.06	to	$2.24	$5,869	—	0.20%	to	0.90%	6.59	%(8)	to	(18.17%)
2021	1,815	$3.22	to	$2.74	$7,679	—	0.30%	to	0.90%	28.95%		to	28.18%
2020	1,929	$2.50	to	$2.14	$6,275	—	0.30%	to	0.90%	16.49%		to	15.80%
2019	2,154	$2.14	to	$1.85	$5,885	—	0.30%	to	0.90%	26.00%		to	25.25%
2018	2,416	$1.70	to	$1.48	$5,213	—	0.30%	to	0.90%	(8.36%)		to	(8.91%)
VP Ptnrs Sm Cap Val, Cl 3
2022	4,385	$1.08	to	$3.31	$13,017	—	0.20%	to	0.90%	8.27	%(8)	to	(13.84%)
2021	4,687	$2.25	to	$3.84	$16,045	—	0.30%	to	0.90%	23.52%		to	22.78%
2020	4,998	$1.82	to	$3.13	$13,826	—	0.30%	to	0.90%	3.80%		to	3.18%
2019	5,162	$1.75	to	$3.03	$13,740	—	0.30%	to	0.90%	19.30%		to	18.58%
2018	5,460	$1.47	to	$2.56	$12,253	—	0.30%	to	0.90%	(13.86%)		to	(14.37%)
Wanger Acorn
2022	21,324	$1.01	to	$4.65	$82,361	—	0.20%	to	0.90%	2.29	%(8)	to	(34.06%)
2021	22,005	$3.35	to	$7.05	$128,789	0.75%	0.30%	to	0.90%	8.57%		to	7.92%
2020	23,590	$3.09	to	$6.53	$127,425	—	0.30%	to	0.90%	23.86%		to	23.11%
2019	26,202	$2.49	to	$5.30	$115,353	0.26%	0.30%	to	0.90%	30.71%		to	29.93%
2018	28,625	$1.91	to	$4.08	$97,347	0.09%	0.30%	to	0.90%	(1.76%)		to	(2.35%)
Wanger Intl
2022	26,402	$1.15	to	$2.42	$63,137	0.92%	0.20%	to	0.90%	15.79	%(8)	to	(34.44%)
2021	27,689	$2.23	to	$3.69	$100,656	0.55%	0.30%	to	0.90%	18.45%		to	17.74%
2020	29,062	$1.88	to	$3.14	$89,520	2.03%	0.30%	to	0.90%	14.02%		to	13.34%
2019	32,683	$1.65	to	$2.77	$89,412	0.82%	0.30%	to	0.90%	29.60%		to	28.83%
2018	35,663	$1.27	to	$2.15	$75,740	2.03%	0.30%	to	0.90%	(17.95%)		to	(18.44%)

72	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on February 25, 2019.
(6)	New subaccount operations commenced on April 24, 2020.
(7)	New subaccount operations commenced on May 2, 2022.
(8)	New subaccount operations commenced on October 10, 2022.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2022 ANNUAL REPORT	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2022 and 2021, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Adoption of the new accounting standard for long-duration insurance contracts

As described in Notes 2, 3, 10 and 12 to the consolidated financial statements, the Company adopted the new accounting standard relating to targeted improvements to the accounting for long-duration contracts (“LDTI”). As disclosed by management, the consolidated financial statements reflect the modified retrospective adoption, except for market risk benefits for which management applied a full retrospective transition approach. When management adopted the new standard effective January 1, 2023 with a transition date of January 1, 2021, opening equity was adjusted for the adoption impacts to retained earnings and accumulated other comprehensive income and prior periods presented (i.e. 2021 and 2022) were recast. The new standard changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits and requiring at least annual updates to assumptions used to measure liabilities for future policy benefits. As of the January 1, 2021 transition date, the adoption impact was a reduction in total equity of $1.9 billion. The adjustments to retrospectively recast prior period amounts resulted in an increase of $190 million and a decrease of $1.1 billion to total equity as of December 31, 2022 and 2021, respectively, and an increase to net income of $589 million and $658 million for the years ended December 31, 2022 and 2021, respectively. The adjustments as of January 1, 2021 and for the years ended December 31, 2022 and 2021 include the remeasurement of the liability for future policy benefits at a current single A discount rate. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates are locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates are locked in quarterly, at the end of each quarter based on the average of the three months for the quarter. Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. The significant assumptions used by management to develop the fair value measurements of market risk benefits include utilization of guaranteed withdrawals, surrender rate, market volatility, nonperformance risk and mortality rate (collectively, the significant market risk benefit assumptions). As of December 31, 2022 and 2021, the market risk benefits assets amounted to $1.0 billion and $539 million, respectively, and the market risk benefits liabilities amounted to $2.1 billion and $3.4 billion, respectively.

The principal considerations for our determination that performing procedures relating to the adoption of the new accounting standard for LDTI is a critical audit matter are (i) the significant judgment by management when adopting the LDTI standard and determining the transition date adjustments and the transition period adjustments, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to (a) management’s discount rate methodology and development of the discount rate curve used in determining the liability for future policy benefits, and (b) management’s significant market risk benefit assumptions used in determining the fair value of market risk benefits, and (iii) the audit effort involved the use of professionals with specialized skills and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included, among others, (i) evaluating management’s process for adopting the LDTI standard and for determining the transition date and transition period adjustments, (ii) testing the relevance and reliability of the external data used by management to develop the discount rate curve, (iii) testing the completeness and accuracy of the data used by management to develop and update the significant market risk benefit assumptions, and (iv) the use of professionals with specialized skill and knowledge to assist in evaluating, based on the consideration the Company’s historical and actual experience, industry trends, and market conditions, as applicable, the (a) appropriateness of the discount rate methodology and the reasonableness of the discount rate curve, and (b) the reasonableness of the significant market risk benefit assumptions used to determine the fair value of market risk benefits.

Valuation of the embedded derivatives in certain variable annuity riders (as accounted for in the original issuance)

As described in Note 2, 10, 11, and 13 (not presented herein) to the consolidated financial statements (appearing under Item 8 of the Company’s 2022 Annual Report on Form 10-K), management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows (as accounted for in the original issuance). As disclosed in the original issuance, as of December 31, 2022, the net embedded derivative liability in certain variable annuity riders was $608 million, and is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect. As described above and in Note 2, subsequent to the original issuance of the December 31, 2022 consolidated financial statements, the Company adopted the new accounting standard for LDTI effective January 1, 2023, using the modified retrospective transition approach, except for market risk benefits for which the Company applied a full retrospective transition approach. As a result of the adoption of this standard, the embedded derivatives described above are now measured at fair value and presented separately on the balance sheet as market risk benefit assets and market risk benefit liabilities.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders (as accounted for in the original issuance) is a critical audit matter are the significant judgment used by management to estimate the fair value of the embedded derivatives in certain variable annuity riders (as accounted for in the original issuance), which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant unobservable inputs used to determine implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls related to the Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities (as accounted for in the original issuance)

As described in Note 2, 10, and 11 (not presented herein) to the consolidated financial statements (appearing under Item 8 of the Company’s 2022 Annual Report on Form 10-K), the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization. As described above and in Note 2, subsequent to the original issuance of the December 31, 2022 consolidated financial statements, the Company adopted the new accounting standard for LDTI effective January 1, 2023, using the modified retrospective transition approach, except for market risk benefits for which the Company applied a full retrospective transition approach. As a result of the adoption of this standard, certain guarantees on variable annuity are accounted for as market risk benefits.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity (as accounted for in the original issuance) and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment used by management when developing the estimate of certain guarantees on variable annuity (as accounted for in the original issuance) and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating management’s significant assumptions used to determine customer asset value growth rates, persistency, investment margins, and, for variable annuity policies, benefit utilization. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 23, 2023, except for the change in the manner in which the Company accounts for long-duration insurance contracts discussed in Note 3 to the consolidated financial statements and the Adoption of the new accounting standard for long-duration insurance contracts Critical Audit Matter, as to which the date is September 27, 2023

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2022(1)	2021(1)
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2022, $17,331; 2021, $14,718; allowance for credit losses: 2022, $22; 2021, $1)	$16,135	$16,239
Mortgage loans, at amortized cost (allowance for credit losses: 2022, $11; 2021, $12)	1,768	1,788
Policy loans	847	834
Other investments (allowance for credit losses: 2022, nil; 2021, nil)	207	230
Total investments	18,957	19,091
Investments of consolidated investment entities, at fair value	2,354	2,184
Cash and cash equivalents	2,611	3,200
Cash of consolidated investment entities, at fair value	133	121
Market risk benefits	1,015	539
Reinsurance recoverables (allowance for credit losses: 2022, $23; 2021, $11)	4,228	5,456
Receivables	7,577	8,148
Receivables of consolidated investment entities, at fair value	20	17
Accrued investment income	145	124
Deferred acquisition costs	2,759	2,821
Other assets	4,726	7,311
Other assets of consolidated investment entities, at fair value	2	3
Separate account assets	70,876	92,238
Total assets	$115,403	$141,253

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$34,122	$35,017
Market risk benefits	2,118	3,440
Short-term borrowings	201	200
Long-term debt	500	500
Debt of consolidated investment entities, at fair value	2,363	2,164
Other liabilities	4,131	6,519
Other liabilities of consolidated investment entities, at fair value	119	137
Separate account liabilities	70,876	92,238
Total liabilities	114,430	140,215
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(412)	(1,114)
Accumulated other comprehensive income (loss), net of tax	(1,084)	(317)
Total shareholder’s equity	973	1,038
Total liabilities and shareholder’s equity	$115,403	$141,253

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2022(1)	2021(1)	2020
Revenues
Premiums	$306	$(871)	$341
Net investment income	827	827	869
Policy and contract charges	2,078	2,250	2,094
Other revenues	644	616	482
Net realized investment gains (losses)	(100)	595	(10)
Total revenues	3,755	3,417	3,776

Benefits and expenses
Benefits, claims, losses and settlement expenses	236	(157)	1,805
Interest credited to fixed accounts	665	600	644
Remeasurement (gains) losses of future policy benefit reserves	1	(52)	—
Change in fair value of market risk benefits	311	(113)	—
Amortization of deferred acquisition costs	241	245	264
Interest and debt expense	108	105	5
Other insurance and operating expenses	682	751	665
Total benefits and expenses	2,244	1,379	3,383
Pretax income (loss)	1,511	2,038	393
Income tax provision (benefit)	209	316	(45)
Net income	$1,302	$1,722	$438

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2022(1)	2021(1)	2020

Net income (loss)	$1,302	$1,722	$438
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(2,035)	(848)	428
Effect of changes in discount rate assumptions on certain long-duration contracts	861	284	—
Effect of changes in instrument-specific credit risk on market risk benefits	407	100	—
Total other comprehensive income (loss), net of tax	(767)	(464)	428
Total comprehensive income (loss)	$535	$1,258	$866

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2020	$3	$2,466	$293	$756	$3,518
Cumulative effect of adoption of current expected credit losses guidance	—	—	(7)	—	(7)
Net income	—	—	438	—	438
Other comprehensive income, net of tax	—	—	—	428	428
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2020	3	2,466	(76)	1,184	3,577
Cumulative effect of adoption of long-duration contracts guidance	—	—	(860)	(1,037)	(1,897)
Net income	—	—	1,722	—	1,722
Other comprehensive loss, net of tax	—	—	—	(464)	(464)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)

Balances at December 31, 2021(1)	3	2,466	(1,114)	(317)	1,038
Net income	—	—	1,302	—	1,302
Other comprehensive loss, net of tax	—	—	—	(767)	(767)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2022(1)	$3	$2,466	$(412)	$(1,084)	$973

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2022(1)	2021(1)	2020
Cash Flows from Operating Activities
Net income	$1,302	$1,722	$438
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(201)	(98)	(22)
Deferred income tax (benefit) expense	154	138	(278)
Contractholder and policyholder charges, non-cash	(395)	(390)	(385)
Loss from equity method investments	48	72	73
Net realized investment (gains) losses	(3)	(611)	(12)
Impairments and provision for loan losses	91	(3)	22
Net losses (gains) of consolidated investment entities	17	(20)	(2)
Changes in operating assets and liabilities:
Deferred acquisition costs	62	(9)	48
Policyholder account balances, future policy benefits and claims, and market risk benefits, net	1,013	1,482	3,441
Derivatives, net of collateral	311	(575)	(134)
Reinsurance recoverables	84	(19)	(166)
Receivables	279	114	62
Accrued investment income	(21)	10	(3)
Current income tax, net	72	(321)	378
Other operating assets and liabilities of consolidated investment entities	2	20	—
Other, net	136	66	79
Net cash provided by (used in) operating activities	2,951	1,578	3,539

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	1,309	555	102
Maturities, sinking fund payments and calls	1,563	2,804	2,813
Purchases	(5,600)	(3,677)	(4,069)
Proceeds from sales, maturities and repayments of mortgage loans	141	272	207
Funding of mortgage loans	(124)	(215)	(135)
Proceeds from sales and collections of other investments	24	93	123
Purchase of other investments	(46)	(32)	(184)
Purchase of investments by consolidated investment entities	(961)	(1,603)	(57)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	615	1,047	46
Purchase of equipment and software	(13)	(13)	(10)
Change in policy loans, net	(13)	12	21
Cash paid for deposit receivable	(45)	(377)	(4)
Cash received for deposit receivable	550	254	93
Advance on line of credit to Ameriprise Financial, Inc.	(1,034)	(1)	(702)
Repayment from Ameriprise Financial, Inc. on line of credit	1,034	1	702
Cash paid for written options with deferred premiums	(619)	(552)	(338)
Cash received from written options with deferred premiums	204	106	133
Net cash impact of consolidating consolidated investment entities	—	—	83
Other, net	21	(39)	2
Net cash provided by (used in) investing activities	$(2,994)	$(1,365)	$(1,174)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	$1,169	$1,553	$1,649
Net transfers from (to) separate accounts	(162)	(273)	(125)
Surrenders and other benefits	(1,459)	(1,365)	(1,357)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	6	186
Payments on line of credit with Ameriprise Financial, Inc.	—	(6)	(236)
Proceeds from long-term debt with Ameriprise Financial, Inc.	—	—	500
Cash received for purchased options with deferred premiums	378	1,350	40
Cash paid for purchased options with deferred premiums	(197)	(156)	(211)
Borrowings by consolidated investment entities	341	1,756	—
Repayments of debt by consolidated investment entities	(4)	(1,142)	(1)
Cash dividends to Ameriprise Financial, Inc.	(600)	(1,900)	(800)
Net cash provided by (used in) financing activities	(534)	(177)	(355)
Net increase (decrease) in cash and cash equivalents	(577)	36	2,010
Cash and cash equivalents at beginning of period	3,321	3,285	1,275
Cash and cash equivalents at end of period	$2,744	$3,321	$3,285

Supplemental Disclosures:
Income taxes paid (received), net	$(17)	$496	$(143)
Interest paid excluding consolidated investment entities	3	—	2
Interest paid by consolidated investment entities	75	90	—
Non-cash investing activity:
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	—	17	—
Investments transferred in connection with reinsurance transaction	—	7,513	—

(1)	Recast for the adoption of accounting standard, Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts. See Note 3 for more information.

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

During 2022, the Company identified an error related to the shadow unearned revenue liability balance associated with universal life insurance products. The Company evaluated the error and determined that the impact was not material to the Company’s results for any prior period, but for comparability, the Company revised the prior period Consolidated Financial Statements and related disclosures impacted. A summary of the revision to the Company’s previously reported Consolidated Financial Statements is presented in Note 22.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 16.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. Other than disclosed in Note 15, no other subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. In 2020, the Company began offering structured variable annuities which give contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The Company discontinued most new sales of its variable annuities with living benefit guarantees by the end of 2021 and new sales were completely discontinued as of mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees and its single-pay fixed universal life with a long term care rider products at the end of 2021.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted Accounting Standards Update (“ASU”), Financial Services — Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”), effective January 1, 2023 with a transition date of January 1, 2021. The significant accounting policies for market risk benefits (“MRB”); deferred acquisition costs (“DAC”); deferred sales inducement costs (“DSIC”); reinsurance; policyholder account balances, future policy benefits and claims; and unearned revenue liability were added or updated as a result of adopting ASU 2018-12. See Note 3 for additional information related to the transition and adoption impact.

RiverSource Life Insurance Company

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, valuation of derivative instruments, litigation reserves, future policy benefits, market risk benefits and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ. Prior to the adoption of ASU 2018-12, DAC and the corresponding recognition of DAC amortization was also considered among the more significant estimates.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities. Prior to the Company’s adoption of ASU 2018-12, unrealized gains (losses) recorded in AOCI were also net of DAC, DSIC and unearned revenue.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the

RiverSource Life Insurance Company

amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for loan losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off

RiverSource Life Insurance Company

and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring (“TDR”). Modifications to loan terms do not automatically result in TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

RiverSource Life Insurance Company

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums paid for traditional life, long term care (“LTC”), DI and life contingent immediate annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized based on estimated gross profits (“EGPs”) over the period the reinsurance policies are in-force. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include that the Company has no actual history of losses and that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of both December 31, 2022 and 2021, land, buildings, equipment and software were $123 million, net of accumulated depreciation of $229 million and $216 million as of December 31, 2022 and 2021, respectively. Depreciation and amortization expense for the years ended December 31, 2022, 2021 and 2020 was $13 million, $14 million and $14 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

RiverSource Life Insurance Company

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions accounted for as market risk benefits under ASU 2018-12. Prior to the adoption of ASU 2018-12, the GMAB and the non-life contingent benefits associated with GMWB provisions were also considered embedded derivatives. See Note 14 for information regarding the Company’s fair value measurement of derivative instruments and Note 18 for the impact of derivatives on the Consolidated Statements of Income.

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Market risk benefits include certain contract features on variable annuity products that provide minimum guarantees to contractholders. Guarantees accounted for as market risk benefits include GMDB, guaranteed minimum income benefit (“GMIB”), GMWB and GMAB. If a contract contains multiple market risk benefits, those market risk benefits are bundled together as a single compound market risk benefit.

Market risk benefits are measured at fair value, at the individual contract level, using a non-option-based valuation approach or an option-based valuation approach dependent upon the fee structure of the contract. Changes in fair value are recognized in net income each period with the exception of the portion of the change in fair value due to a change in the instrument-specific credit risk, which is recognized in OCI.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to Ameriprise Financial’s advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as write-offs. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, and variable annuity benefit utilization each quarter and, when assessed independently, each could impact the Company’s DAC balances. Unamortized DAC is reduced for actual experience in excess of expected experience.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DAC is amortized on a constant-level basis for the grouped contracts over the expected contract term to approximate straight-line amortization. Contracts are grouped by contract type and issue year into cohorts consistent with the grouping used in estimating the associated liability for future policy benefits. DAC related to all long-duration product types (except for life contingent payout annuities) is grouped on a calendar-year annual basis for each legal entity. Further disaggregation is reported for any contracts that include an additional liability for death or other insurance benefit. DAC related to life contingent payout annuities is grouped on a calendar-year annual basis for each legal entity for policies issued prior to 2021 and on a quarterly basis for each legal entity thereafter.

RiverSource Life Insurance Company

DAC related to annuity products (including variable deferred annuities, structured variable annuities, fixed deferred annuities, and life contingent payout annuities) is amortized based on initial premium. DAC related to life insurance products (including UL insurance, VUL insurance, IUL insurance, term life insurance, and whole life insurance) is amortized based on original specified amount (i.e., face amount). DAC related to DI insurance is amortized based on original monthly benefit.

The accounting contract term for annuity products (except for life contingent payout annuities) is over the projected accumulation period. Life contingent payout annuities are amortized over the period which annuity payments are expected to be paid. The accounting contract term for life insurance products is over the projected life of the contract. DI insurance is amortized over the projected life of the contract, including the claim paying period.

Deferred Acquisition Costs (Pre-adoption of ASU 2018-12)

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable, structured variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC were amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs varied based on persistency rates (assumptions at which contractholders and policyholders were expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and were management’s best estimates. Management regularly monitored financial market conditions and actual contractholder and policyholder behavior experience and compared them to its assumptions. These assumptions were updated whenever it appeared that earlier estimates should be revised. When assumptions were changed, the percentage of EGPs used to amortize DAC might have also changed. A change in the required amortization percentage was applied retrospectively; an increase in amortization percentage resulted in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage resulted in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions could have been either positive or negative in any particular period and was reflected in the period in which such changes were made. At each balance sheet date, the DAC balance was adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates were the rates at which variable annuity and VUL insurance contract values invested in separate accounts which were assumed to appreciate in the future. The rates used varied by equity and fixed income investments. Management reviewed and, where appropriate, adjusted its assumptions with respect to client asset value growth rates on a regular basis. The Company typically used a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate was reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceeded management’s near-term estimate were typically less than in a period when growth rates fell short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC were generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense were consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provided for adverse deviations in experience and were revised only if management concluded experience will be so adverse that DAC were not recoverable. If management concluded that DAC were not recoverable, DAC were reduced to the amount that was recoverable based on best estimate assumptions and a corresponding expense was recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Deferred sales inducements are contract features that are intended to attract new customers or to persuade existing customers to keep their current policy. Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC on a constant-level basis. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Prior to the adoption of ASU 2018-12, DSIC was amortized based on EGPs consistent with DAC and recorded in Other assets and the amortization of DSIC was recorded in Benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI, LTC insurance products and life contingent payout annuity products.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, non-life contingent payout annuities, liabilities for guaranteed benefits associated with variable annuities (including structured variable annuities), and embedded derivatives for structured variable annuities, indexed annuities, and IUL products.

Liabilities for fixed account values on variable annuities, structured variable annuities, fixed deferred annuities, and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges. The liability for non-life contingent payout annuities is recognized as the present value of future payments using the effective yield at inception of the contract.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined at the reporting date by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees. Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values, guaranteed benefits, and the fair value of embedded derivatives.

See Note 12 for information regarding variable annuity guarantees.

Embedded Derivatives

The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is recorded in Policyholder account balances, future policy benefits and claims. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include cash flows related to unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI, LTC, and life contingent payout annuity policies as claims are incurred in the future. The claim liability (also referred to as disabled life reserves) is presented together as one liability for future policy benefits.

A liability for future policy benefits, which is the present value of estimated future policy benefits to be paid to or on behalf of policyholders and certain related expenses less the present value of estimated future net premiums to be collected from policyholders, is accrued as premium revenue is recognized. Expected insurance benefits are accrued over the life of the contract in proportion to premium revenue recognized (referred to as the net premium approach). The net premium ratio reflects cash flows from contract inception to contract termination (i.e., through the claim paying period) and cannot exceed 100%.

Assumptions utilized in the net premium approach, including mortality, morbidity, and terminations, are reviewed as part of experience studies at least annually or more frequently if suggested by evidence. Expense assumptions and actual expenses are updated within the net premium calculation consistent with other policyholder assumptions.

The updated cash flows used in the calculation are discounted using a forward rate curve. The discount rate represents an upper-medium-grade (i.e., low credit risk) fixed-income instrument yield (i.e., an A rating) that reflects the duration characteristics of the liability. Discount rates will be locked in annually, at the end of each year for all products, except life contingent payout annuities, and calculated as the monthly average discount rate curves for the year. For life contingent payout annuities, the discount rates will be locked in quarterly, at the end of each quarter based on the average of the three months for the quarter.

RiverSource Life Insurance Company

The liability for future policy benefits will be updated for actual experience at least on an annual basis and concurrent with changes to cash flow assumptions. When net premiums are updated for cash flow changes, the estimated cash flows over the entire life of a group of contracts are updated using historical experience and updated future cash flow assumptions.

The revised net premiums are used to calculate an updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original locked in rate (i.e., contract issuance rate). The updated liability for future policy benefits as of the beginning of the reporting period is then compared with the carrying amount of the liability as of that date prior to updating cash flow assumptions to determine the current period remeasurement gain or loss reflected in current period earnings. The revised net premiums are then applied as of the beginning of the quarter to calculate the benefit expense for the current reporting period.

The difference between the updated carrying amount of the liability for future policy benefits measured using the current discount rate assumption and the original discount rate assumption is recognized in OCI. The interest accretion rate remains the original discount rate used at contract issue date.

If the updating of cash flow assumptions results in the present value of future benefits and expenses exceeding the present value of future gross premiums, a charge to net income is recorded for the current reporting period such that net premiums are set equal to gross premiums. In subsequent periods, the liability for future policy benefits is accrued with net premiums set equal to gross premiums.

Contracts (except for life contingent payout annuities sold subsequent to December 31, 2020) are grouped into cohorts by contract type and issue year, as well as by legal entity and reportable segment. Life contingent payout annuities sold in periods beginning in 2021 are grouped into quarterly cohorts.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Deferred Profit Liability

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). Gross premiums are measured using assumptions consistent with those used in the measurement of the liability for future policy benefits, including discount rate, mortality, lapses and expenses.

The DPL is amortized and recognized as premium revenue in proportion to expected future benefit payments from annuity contracts. Interest is accreted on the balance of the DPL using the discount rate determined at contract issuance. The Company reviews and updates its estimate of cash flows from the DPL at the same time as the estimates of cash flows for the liability for future policy benefits. When cash flows are updated, the updated estimates are used to recalculate the DPL at contract issuance. The recalculated DPL as of the beginning of the current reporting period is compared to the carrying amount of the DPL as of the beginning of the current reporting period, and any difference is recognized as either a charge or credit to premium revenue.

DPL is recorded in Policyholder account balances, future policy benefits and claims and included as a reconciling item within the disaggregated rollforwards.

Policyholder Account Balances, Future Policy Benefits and Claims (Pre-adoption of ASU 2018-12)

Non-traditional long-duration products included variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products included term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities included GMDB, gain gross-up (“GGU”), GMIB and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses were accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives included GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of structured variable annuities, indexed annuities and IUL policies allocated to the indexed account was accounted for as an embedded derivative.

Changes in future policy benefits and claims were reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk were separately recorded as Reinsurance recoverables.

Non-Traditional Long-Duration Products (Pre-adoption of ASU 2018-12)

The liabilities for non-traditional long-duration products included fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable and structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable, structured variable and fixed deferred annuities and UL and VUL policies were equal to accumulation values, which were the cumulative gross deposits and credited interest less withdrawals and various charges. These liabilities were not impacted by the adoption of ASU 2018-12.

RiverSource Life Insurance Company

A portion of the Company’s UL and VUL policies had product features that resulted in profits followed by losses from the insurance component of the contract. These profits followed by losses could be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensured that, subject to specified conditions, the policy would not terminate and would continue to provide a death benefit even if there was insufficient policy value to cover the monthly deductions and charges. The liability for these future losses was determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). These liabilities were not impacted by the adoption of ASU 2018-12. See Note 10 for information regarding the liability for contracts with secondary guarantees.

Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products were equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options. These liabilities were not impacted by the adoption of ASU 2018-12.

The GMDB and GGU liability was determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guaranteed a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability was determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions was determined by estimating the expected value of benefits that were contingent upon survival after the account value was equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projected these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and were consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identified a significant deviation over the course of quarterly monitoring, management reviewed and updated these assumptions annually in the third quarter of each year.

Variable annuity guarantees are now accounted for as market risk benefits under ASU 2018-12. See Note 12 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilized assumptions established as of the date the payout phase was initiated. The liabilities were the present value of future estimated payments reduced for mortality (which was based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates. There was no change to the accounting for non-life contingent payout annuities under ASU 2018-12. The accounting for life contingent payout annuities is described above.

Embedded Derivatives (Pre-adoption of ASU 2018-12)

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuated based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which would cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuated based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and was a liability. Variable annuity guarantees are now accounted for as market risk benefits under ASU 2018-12. See Note 14 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products (Pre-adoption of ASU 2018-12)

The liabilities for traditional long-duration products included liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that would become payable on term life, whole life, DI and LTC policies as claims incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims were equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims included any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts were calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values were based on average interest rates earned on assets supporting the liability for unpaid amounts.

RiverSource Life Insurance Company

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported were based on periodic analysis of the actual time lag between when a claim occurred and when it was reported.

Liabilities for estimates of benefits that would become payable on future claims on term life, whole life and DI insurance policies were based on the net level premium and LTC policies were based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium included anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation included expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates were based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates varied by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilized best estimate assumptions as of the date the policy was issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities were initially established, management performed premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identified a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions were greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves were adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency was more than the DAC balance, then the net reserves were increased by the excess through a charge to current period earnings. If a premium deficiency was recognized, the assumptions as of the date of the loss recognition were locked in and used in subsequent periods. The assumptions for LTC insurance products were management’s best estimate as of the date of loss recognition and thus no longer provided for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized consistent with DAC amortization factors. Prior to the adoption of ASU 2018-12, these charges were deferred and amortized based on EGPs. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 20 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

RiverSource Life Insurance Company

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3. RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the Financial Accounting Standards Board (“FASB”) updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, and at least annually, to assumptions used to measure liabilities for future policy benefits, changing the amortization pattern of deferred acquisition costs to a constant-level basis, and removing certain shadow adjustments previously recorded in AOCI. Adoption of the accounting standard will not impact overall cash flows, insurance subsidiaries’ dividend capacity, or regulatory capital requirements.

When the Company adopted the standard effective January 1, 2023 with a transition date of January 1, 2021 (the “transition date”), opening equity was adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) were recast. The adoption impact as of January 1, 2021 was a reduction in total equity of $1.9 billion, of which $0.9 billion and $1.0 billion were reflected in retained earnings and AOCI, respectively. The Consolidated Financial Statements were not recast for the comparative period ended December 31, 2020.

RiverSource Life Insurance Company

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Balance Sheets:

(in millions)	As Filed December 31, 2022	Adjustment	Post adoption Post-adoption December 31, 2022	As Filed December 31, 2021	Adjustment	Post adoption Post-adoption December 31, 2021
Assets
Market risk benefits	$—	$1,015	$1,015	$—	$539	$539
Reinsurance recoverables (allowance for credit losses: 2022, $23; 2021, $11)	4,412	(184)	4,228	4,529	927	5,456
Deferred acquisition costs	3,141	(382)	2,759	2,757	64	2,821
Other assets	4,791	(65)	4,726	7,015	296	7,311
Total assets	$115,019	$384	$115,403	$139,427	$1,826	$141,253
Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$36,057	$(1,935)	$34,122	$35,744	$(727)	$35,017
Market risk benefits	—	2,118	2,118	—	3,440	3,440
Other liabilities	4,120	11	4,131	6,303	216	6,519
Total liabilities	114,236	194	114,430	137,286	2,929	140,215
Shareholder’s equity:
Accumulated deficit	(799)	387	(412)	(912)	(202)	(1,114)
Accumulated other comprehensive income (loss), net of tax	(887)	(197)	(1,084)	584	(901)	(317)
Total shareholder’s equity	783	190	973	2,141	(1,103)	1,038
Total liabilities and shareholder’s equity	$115,019	$384	$115,403	$139,427	$1,826	$141,253

The following table presents the effects of the adoption of the above new accounting standard to the Company’s previously reported Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	As Filed 2022	Adjustment	Post-adoption 2022	As Filed 2021	Adjustment	Post-adoption 2021
Revenues
Policy and contract charges	$2,091	$(13)	$2,078	$2,304	$(54)	$2,250
Total revenues	3,768	(13)	3,755	3,471	(54)	3,417
Benefits and expenses
Benefits, claims, losses and settlement expenses	1,366	(1,130)	236	715	(872)	(157)
Remeasurement (gains) losses of future policy benefit reserves	—	1	1	—	(52)	(52)
Change in fair value of market risk benefits	—	311	311	—	(113)	(113)
Amortization of deferred acquisition costs	196	45	241	112	133	245
Other insurance and operating expenses	670	12	682	738	13	751
Total benefits and expenses	3,005	(761)	2,244	2,270	(891)	1,379
Pretax income (loss)	763	748	1,511	1,201	837	2,038
Income tax provision (benefit)	50	159	209	137	179	316
Net income (loss)	$713	$589	$1,302	$1,064	$658	$1,722

The adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities.

Future Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the FASB proposed amendments to ASU 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for TDRs by creditors in Subtopic 310-40, Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires

RiverSource Life Insurance Company

entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. Early adoption is permitted for entities that have adopted Topic 326, including adoption in an interim period. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s consolidated financial condition and results of operations.

4. REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2022	2021	2020
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$164	$193	$173
Unaffiliated	14	17	14
Total	178	210	187
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	42	49	44
Unaffiliated	18	20	18
	60	69	62
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	334	389	351
Unaffiliated	4	5	4
	338	394	355
Total	398	463	417
Total revenue from contracts with customers	576	673	604
Revenue from other sources(1)	3,179	2,744	3,172
Total revenues	$3,755	$3,417	$3,776

(1)	Amounts primarily consist of revenue associated with insurance and annuity products and investment income from financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and Contract Charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other Revenues

Administrative Fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other Fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of

RiverSource Life Insurance Company

assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $48 million and $62 million as of December 31, 2022 and 2021, respectively.

5. VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any support to these entities. The Company has unfunded commitments related to consolidated CLOs of $30 million and $27 million as of December 31, 2022 and 2021, respectively. See Note 21 for information on future funding commitments of other VIEs.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

CLOs

CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

The Company’s maximum exposure to loss with respect to non-consolidated CLOs is limited to its amortized cost, which was $1 million as of both December 31, 2022 and 2021. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $92 million and $138 million as of December 31, 2022 and 2021, respectively. The Company had a liability of $7 million and $8 million as of December 31, 2022 and 2021, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. See Note 6 for additional information on these structured investments.

RiverSource Life Insurance Company

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 14 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$35	$—	$35
Common stocks	—	3	—	3
Syndicated loans	—	2,191	125	2,316
Total investments	—	2,229	125	2,354
Receivables	—	20	—	20
Other assets	—	1	1	2
Total assets at fair value	$—	$2,250	$126	$2,376
Liabilities
Debt(1)	$—	$2,363	$—	$2,363
Other liabilities	—	119	—	119
Total liabilities at fair value	$—	$2,482	$—	$2,482

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common stocks	$—	$3	$—	$3
Syndicated loans	—	2,117	64	2,181
Total investments	—	2,120	64	2,184
Receivables	—	17	—	17
Other assets	—	—	3	3
Total assets at fair value	$—	$2,137	$67	$2,204
Liabilities
Debt(1)	$—	$2,164	$—	$2,164
Other liabilities	—	137	—	137
Total liabilities at fair value	$—	$2,301	$—	$2,301

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.2 billion as of December 31, 2022 and 2021, respectively.

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

	Common Stocks	Syndicated Loans		Other Assets
Balance, January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance, December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

RiverSource Life Insurance Company

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance, December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2020	$—	$—
Total gains (losses) included in:
Purchases	—	2
Sales	(2)	—
Transfers into Level 3	15	—
Transfers out of Level 3	(70)	—
Consolidation of consolidated investment entities	149	—
Balance, December 31, 2020	$92	$2
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2020	$—	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2022 and 2021 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 14 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on the CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

RiverSource Life Insurance Company

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

(in millions)	December 31, 2022	December 31, 2021
Syndicated loans
Unpaid principal balance	$2,525	$2,233
Excess unpaid principal over fair value	(209)	(52)
Fair value	$2,316	$2,181
Fair value of loans more than 90 days past due	$—	$—
Fair value of loans in nonaccrual status	23	13
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	48	10
Debt
Unpaid principal balance	$2,636	$2,296
Excess unpaid principal over fair value	(273)	(132)
Carrying value (1)	$2,363	$2,164

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.2 billion as of December 31, 2022 and 2021, respectively.

During the third quarter of 2022, the Company launched one new CLO and issued debt of $352 million.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2022, 2021 and 2020.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
(in millions)	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Debt of consolidated CLOs due 2028-2034	$2,363	$2,164	5.3%	1.7%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 13.6%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

6. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2022
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$9,349	$180	$(803)	$(20)	$8,706
Residential mortgage backed securities	3,254	8	(303)	—	2,959
Commercial mortgage backed securities	2,904	2	(255)	—	2,651
State and municipal obligations	761	53	(26)	(2)	786
Asset backed securities	1,025	10	(38)	—	997
Foreign government bonds and obligations	37	—	(2)	—	35
U.S. government and agency obligations	1	—	—	—	1
Total	$17,331	$253	$(1,427)	$(22)	$16,135

RiverSource Life Insurance Company

	December 31, 2021
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Fixed maturities:
Corporate debt securities	$8,447	$1,238	$(47)	$—	$9,638
Residential mortgage backed securities	2,226	36	(12)	—	2,250
Commercial mortgage backed securities	2,615	56	(15)	—	2,656
State and municipal obligations	832	244	(1)	(1)	1,074
Asset backed securities	517	22	(2)	—	537
Foreign government bonds and obligations	80	4	(1)	—	83
U.S. government and agency obligations	1	—	—	—	1
Total	$14,718	$1,600	$(78)	$(1)	$16,239

In March 2020, the Company purchased $368 million of investments at fair value, primarily agency residential mortgage backed securities, from Ameriprise Financial.

As of December 31, 2022 and 2021, accrued interest of $139 million and $118 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2022 and 2021, investment securities with a fair value of $2.6 billion and $2.4 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $302 million and $314 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2022 and 2021, fixed maturity securities comprised approximately 85% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2022 and 2021, $257 million and $359 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2022			December 31, 2021
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$6,313	$5,754	36%	$5,031	$5,107	31%
AA	1,159	1,188	7	757	932	6
A	1,572	1,594	10	1,662	2,013	12
BBB	7,646	7,023	43	6,293	7,063	44
Below investment grade(1)	641	576	4	975	1,124	7
Total fixed maturities	$17,331	$16,135	100%	$14,718	$16,239	100%

(1)

The amortized cost of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2022 and 2021. The fair value of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million and $2 million as of December 31, 2022 and 2021, respectively. These securities are not rated but are included in below investment grade due to their risk characteristics.

As of December 31, 2022 and 2021, approximately 36% and 40%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2022, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $544 million that was 56% of the Company’s total shareholder’s equity. Also, the Company had an additional 30 issuers with holdings totaling $4.4 billion that individually were between 10% and 22% of the Company’s total shareholder’s equity as of December 31, 2022. As of December 31, 2021, the Company had holdings in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, totaling $289 million that was 28% of the Company’s total shareholder’s equity. Also, the Company had an additional 35 issuers with holdings totaling $4.9 billion that individually were between 10% and 24% of the Company’s total shareholder’s equity as of December 31, 2021. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2022 and 2021.

RiverSource Life Insurance Company

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2022
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	405	$5,028	$(443)	100	$1,532	$(360)	505	$6,560	$(803)
Residential mortgage backed securities	189	1,643	(117)	52	826	(186)	241	2,469	(303)
Commercial mortgage backed securities	176	1,746	(149)	58	666	(106)	234	2,412	(255)
State and municipal obligations	40	126	(15)	26	59	(11)	66	185	(26)
Asset backed securities	39	808	(28)	4	60	(10)	43	868	(38)
Foreign government bonds and obligations	10	32	(1)	1	1	(1)	11	33	(2)
Total	859	$9,383	$(753)	241	$3,144	$(674)	1,100	$12,527	$(1,427)

	December 31, 2021
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	102	$2,007	$(42)	14	$81	$(5)	116	$2,088	$(47)
Residential mortgage backed securities	55	1,162	(12)	2	1	—	57	1,163	(12)
Commercial mortgage backed securities	60	809	(15)	3	13	—	63	822	(15)
State and municipal obligations	25	63	(1)	—	—	—	25	63	(1)
Asset backed securities	5	91	(2)	—	—	—	5	91	(2)
Foreign government bonds and obligations	5	6	—	6	4	(1)	11	10	(1)
Total	252	$4,138	$(72)	25	$99	$(6)	277	$4,237	$(78)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2022 is primarily attributable to the impact of higher interest rates and wider credit spreads driven by continued market volatility, with no specific credit concerns. The Company did not recognize these unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2022 and 2021, approximately 93% and 92%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2020	$—	$—	$—
Additions for which credit losses were not previously recorded	13	—	13
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(3)	—	(3)
Balance at December 31, 2020	10	—	10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	—	1	1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	$20	$2	$22

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Gross realized investment gains	$28	$576	$17
Gross realized investment losses	(25)	(6)	(2)
Credit losses	(21)	(1)	(10)
Other impairments	(70)	(13)	—
Total	$(88)	$556	$5

Credit losses for the year ended December 31, 2022 primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. Credit losses for the year ended December 31, 2020 primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other impairments for the years ended December 31, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 19 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2022 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$317	$315
Due after one year through five years	1,644	1,581
Due after five years through 10 years	3,608	3,104
Due after 10 years	4,579	4,528
	10,148	9,528
Residential mortgage backed securities	3,254	2,959
Commercial mortgage backed securities	2,904	2,651
Asset backed securities	1,025	997
Total	$17,331	$16,135

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2022	2021	2020
Fixed maturities	$615	$643	$777
Mortgage loans	73	102	115
Other investments	159	101	(3)
	847	846	889
Less: investment expenses	20	19	20
Total	$827	$827	$869

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Fixed maturities	$(88)	$556	$5
Mortgage loans	(1)	57	(10)
Other investments	(11)	(18)	(5)
Total	$(100)	$595	$(10)

7. FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at December 31, 2019(1)	$20
Cumulative effect of adoption of current expected credit losses guidance	3
Balance at January 1, 2020	23
Provisions	12
Balance at December 31, 2020	35
Provisions	(23)
Balance at December 31, 2021	12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	$11

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

The decrease in the allowance for credit losses provision for commercial loans in 2021 reflected the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and immediate annuity reinsurance transaction in 2021.

As of December 31, 2022 and 2021, accrued interest on commercial loans was $14 million and $11 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

There were no commercial mortgage loans sold for the years ended December 31, 2022 and 2020. During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2022, 2021 and 2020, the Company purchased $42 million, $26 million and $140 million, respectively, of syndicated loans, and sold nil, $340 million and $13 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2022 and 2021. All loans were considered to be performing.

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2022 and 2021. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2022 and 2021.

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2022
Loan-to-Value Ratio (in millions)	2022	2021	2020	2019	2018	Prior	Total
> 100%	$—	$—	$2	$2	$—	$39	$43
80% - 100%	1	9	2	20	7	30	69
60% - 80%	39	85	17	52	9	104	306
40% - 60%	49	84	64	80	55	426	758
< 40%	16	8	27	42	78	432	603
Total	$105	$186	$112	$196	$149	$1,031	$1,779

RiverSource Life Insurance Company

	December 31, 2021
Loan-to-Value Ratio (in millions)	2021	2020	2019	2018	2017	Prior	Total
> 100%	$—	$—	$20	$10	$—	$29	$59
80% - 100%	9	2	9	2	—	29	51
60% - 80%	141	76	59	15	58	133	482
40% - 60%	37	30	75	74	49	393	658
< 40%	6	8	46	—	47	443	550
Total	$193	$116	$209	$101	$154	$1,027	$1,800

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in millions)
East North Central	$192	$183	11%	10%
East South Central	51	54	3	3
Middle Atlantic	100	107	6	6
Mountain	120	111	7	6
New England	17	21	1	1
Pacific	601	589	34	33
South Atlantic	467	477	26	26
West North Central	115	136	6	8
West South Central	116	122	6	7

	1,779	1,800	100%	100%

Less: allowance for credit losses	11	12

Total	$1,768	$1,788

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in millions)
Apartments	$465	$464	26%	26%
Hotel	14	15	1	1
Industrial	295	293	17	16
Mixed use	55	57	3	3
Office	243	254	14	14
Retail	576	589	32	33
Other	131	128	7	7

	1,779	1,800	100%	100%

Less: allowance for credit losses	11	12

Total	$1,768	$1,788

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2022 and 2021 was $72 million and $43 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2022 and 2021. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality.

RiverSource Life Insurance Company

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2022
Internal Risk Rating (in millions)	2022	2021	2020	2019	2018	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	5	—	3	—	2	10
Risk 2	5	13	2	5	—	11	36
Risk 1	3	5	1	3	5	9	26
Total	$8	$23	$3	$11	$5	$22	$72

	December 31, 2021
Internal Risk Rating (in millions)	2021	2020	2019	2018	2017	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	—	—	1	1
Risk 2	11	—	4	1	8	4	28
Risk 1	4	—	—	3	3	4	14
Total	$15	$—	$4	$4	$11	$9	$43

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $7.4 billion and $7.9 billion as of December 31, 2022 and 2021, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2022 and 2021.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2022, 2021 and 2020. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

8. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

The following tables summarize the balances of and changes in DAC, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Pre-adoption balance at December 31, 2020	$1,671	$22	$43	$7	$100	$452
Effect of shadow reserve adjustments	42	4	18	1	31	53
Post-adoption balance at January 1, 2021	1,713	26	61	8	131	505
Capitalization of acquisition costs	110	71	—	—	3	54
Amortization	(145)	(6)	(8)	(1)	(9)	(47)
Balance at December 31, 2021	$1,678	$91	$53	$7	$125	$512

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$108	$(3)	$—	$19	$89	$2,508
Effect of shadow reserve adjustments	149	6	—	—	—	304
Post-adoption balance at January 1, 2021	257	3	—	19	89	2,812
Capitalization of acquisition costs	9	—	1	2	4	254
Amortization	(18)	—	—	(2)	(9)	(245)
Balance at December 31, 2021	$248	$3	$1	$19	$84	$2,821

RiverSource Life Insurance Company

(in millions)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Universal Life Insurance	Variable Universal Life Insurance
Balance at January 1, 2022	$1,678	$91	$53	$7	$125	$512
Capitalization of acquisition costs	39	73	—	—	1	55
Amortization	(135)	(15)	(8)	(1)	(8)	(46)
Balance at December 31, 2022	$1,582	$149	$45	$6	$118	$521

(in millions)	Indexed Universal Life Insurance	Other Life Insurance	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Total, All Products
Balance at January 1, 2022	$248	$3	$1	$19	$84	$2,821
Capitalization of acquisition costs	5	—	1	1	4	179
Amortization	(17)	—	—	(2)	(9)	(241)
Balance at December 31, 2022	$236	$3	$2	$18	$79	$2,759

The balances of and changes in DAC prior to the adoption of ASU 2018-12 were as follows:

(in millions)	2020
Balance at January 1	$2,673
Capitalization of acquisition costs	216
Amortization	(164)
Amortization, impact of valuation assumptions review	(100)
Impact of change in net unrealized (gains) losses on securities	(117)
Balance at December 31	$2,508

The impact of the Company’s valuation assumption review to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit.

The following tables summarize the balances of and changes in DSIC, including the January 1, 2021 adoption of ASU 2018-12. DSIC are recorded in Other assets.

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Pre-adoption balance at December 31, 2020	$173	$14	$187
Effect of shadow reserve adjustments	8	8	16
Post-adoption balance at January 1, 2021	181	22	203
Capitalization of sales inducement costs	1	—	1
Amortization	(18)	(3)	(21)
Balance at December 31, 2021	$164	$19	$183

(in millions)	Variable Annuities	Fixed Annuities	Total, All Products
Balance at January 1, 2022	$164	$19	$183
Capitalization of sales inducement costs	1	—	1
Amortization	(16)	(3)	(19)
Balance at December 31, 2022	$149	$16	$165

The balances of and changes in DSIC prior to the adoption of ASU 2018-12 were as follows:

(in millions)	2020
Balance at January 1	$216
Capitalization of sales inducement costs	1
Amortization	(13)
Amortization, impact of valuation assumptions review	(16)
Impact of change in net unrealized (gains) losses on securities	(1)
Balance at December 31	$187

RiverSource Life Insurance Company

9. REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent immediate annuity policies in force as of June 30, 2021 through a reinsurance agreement with Global Atlantic Financial Group’s subsidiary Commonwealth Annuity and Life Insurance Company. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2022 and 2021, traditional life and UL insurance policies in force were $198.9 billion and $198.6 billion, respectively, of which $146.2 billion and $145.1 billion as of December 31, 2022 and 2021 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Direct premiums	$530	$490	$565
Reinsurance ceded	(224)	(1,361)	(224)
Net premiums	$306	$(871)	$341

Policy and contract charges are presented on the Consolidated Statements of Income net of $165 million, $152 million and $140 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2022, 2021 and 2020, respectively.

The amount of claims recovered through reinsurance on all contracts was $435 million, $404 million and $400 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Reinsurance recoverables include approximately $2.7 billion and $3.5 billion related to LTC risk ceded to Genworth as of December 31, 2022 and 2021, respectively.

Policyholder account balances, future policy benefits and claims include $388 million and $413 million related to previously assumed reinsurance arrangements as of December 31, 2022 and 2021, respectively.

RiverSource Life Insurance Company

10. POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2022	2021
Policyholder account balances
Policyholder account balances	$24,986	$23,723
Future policy benefits
Reserve for future policy benefits	7,495	9,721
Deferred profit liability	62	54
Additional liabilities for insurance guarantees	1,186	1,242
Other insurance and annuity liabilities	177	66
Total future policy benefits	8,920	11,083
Policy claims and other policyholders’ funds	216	211
Total policyholder account balances, future policy benefits and claims	$34,122	$35,017

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain a GMDB. The Company previously offered contracts with GMAB, GMWB, and GMIB provisions. See Note 2 and Note 12 for information regarding the Company’s variable annuity guarantees. See Note 14 and Note 18 for additional information regarding the Company’s derivative instruments used to hedge risks related to these provisions.

Structured Variable Annuities

Structured variable annuities provide contractholders the option to allocate a portion of their account value to an indexed account held in a non-insulated separate account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the equity and interest rate risk related to the indexed account with freestanding derivative instruments.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments.

See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed accounts.

Insurance Liabilities

Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion of their account balance to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest for funds allocated by a contractholder to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The amount allocated by a contractholder to the indexed account creates an embedded derivative which is measured at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with freestanding derivative instruments. See Note 18 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

RiverSource Life Insurance Company

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims, unpaid reported claims and claim adjustment expenses.

The balances of and changes in policyholder account balances were as follows:

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2022	$4,972	$4,458	$7,251	$323	$527
Contract deposits	146	2,784	55	—	53
Policy charges	(8)	—	—	—	—
Surrenders and other benefits	(450)	(41)	(744)	(17)	(124)
Net transfer from (to) separate account liabilities	(60)	—	—	—	—
Other variable account adjustments	—	(791)	—	—	—
Interest credited	152	—	237	6	15
Balance at December 31, 2022	$4,752	$6,410	$6,799	$312	$471
Weighted-average crediting rate	3.2%	1.1%	3.5%	1.9%	N/A
Cash surrender value (1)	$4,720	$5,986	$6,786	$277	N/A

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,602	$1,493	$2,534	$563	$23,723
Contract deposits	134	233	218	(3)	3,620
Policy charges	(178)	(91)	(116)	—	(393)
Surrenders and other benefits	(67)	(70)	(50)	(56)	(1,619)
Net transfer from (to) separate account liabilities	—	(102)	—	—	(162)
Other variable account adjustments	—	—	—	—	(791)
Interest credited	53	57	68	20	608
Balance at December 31, 2022	$1,544	$1,520	$2,654	$524	$24,986
Weighted-average crediting rate	3.6%	3.9%	2.0%	4.0%
Net amount at risk	$9,187	$57,354	$15,043	$149
Cash surrender value (1)	$1,382	$1,054	$2,148	$348

(in millions, except percentages)	Variable Annuities	Structured Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities
Balance at January 1, 2021	$5,098	$1,377	$7,619	$318	$578
Contract deposits	332	2,699	59	—	69
Policy charges	(11)	—	—	—	—
Surrenders and other benefits	(434)	(15)	(672)	(9)	(134)
Net transfer from (to) separate account liabilities	(168)	—	—	—	—
Other variable account adjustments	—	397	—	—	—
Interest credited	155	—	245	14	14
Balance at December 31, 2021	$4,972	$4,458	$7,251	$323	$527
Weighted-average crediting rate	3.2%	1.0%	3.4%	1.9%	N/A
Cash surrender value (1)	$4,936	$4,180	$7,232	$319	N/A

RiverSource Life Insurance Company

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2021	$1,640	$1,476	$2,269	$605	$20,980
Contract deposits	157	232	242	(3)	3,787
Policy charges	(181)	(87)	(111)	—	(390)
Surrenders and other benefits	(69)	(80)	(41)	(61)	(1,515)
Net transfer from (to) separate account liabilities	—	(105)	—	—	(273)
Other variable account adjustments	—	—	—	—	397
Interest credited	55	57	175	22	737
Balance at December 31, 2021	$1,602	$1,493	$2,534	$563	$23,723
Weighted-average crediting rate	3.6%	3.8%	2.0%	4.0%
Net amount at risk	$9,619	$55,224	$15,461	$165
Cash surrender value (1)	$1,424	$1,072	$2,013	$379

(1)

Cash surrender value represents the amount of the contractholder’s account balances distributable at the balance sheet date less certain surrender charges. For variable annuities and VUL, the cash surrender value shown is the proportion of the total cash surrender value related to their fixed account liabilities.

Refer to Note 12 for the net amount at risk for market risk benefits associated with variable and structured variable annuities. Fixed, fixed indexed, and non-life contingent payout annuities do not have net amount at risk in excess of account value. Net amount at risk for insurance products is calculated as the death benefit amount in excess of applicable account values, host, embedded derivative, and separate account liabilities.

The following tables present the account values of fixed deferred annuities, fixed insurance, and the fixed portion of variable annuities and variable insurance contracts by range of guaranteed minimum interest rates (“GMIRs”) and the range of the difference between rates credited to policyholders and contractholders as of December 31, 2022 and December 31, 2021 and the respective guaranteed minimums, as well as the percentage of account values subject to rate reset in the time period indicated. Rates are reset at management’s discretion, subject to guaranteed minimums.

				December 31, 2022
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$169	$102	$18	$—	$—	$289
	2%	–	2.99%	177	—	—	—	—	177
	3%	–	3.99%	2,611	—	—	1	—	2,612
	4%	–	5.00%	1,611	—	—	—	—	1,611

	Total			$4,568	$102	$18	$1	$—	$4,689

Fixed accounts of structured variable annuities	1%	–	1.99%	$12	$7	$3	$1	$—	$23
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$12	$7	$3	$1	$—	$23

Fixed annuities	1%	–	1.99%	$460	$402	$132	$33	$10	$1,037
	2%	–	2.99%	67	—	—	—	—	67
	3%	–	3.99%	3,344	—	—	—	—	3,344
	4%	–	5.00%	2,333	—	—	—	—	2,333

	Total			$6,204	$402	$132	$33	$10	$6,781

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$1	$3	$7	$14	$—	$25
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$1	$3	$7	$14	$—	$25

RiverSource Life Insurance Company

				December 31, 2022
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	55	—	1	—	—	56
	3%	–	3.99%	885	1	2	—	—	888
	4%	–	5.00%	569	—	—	—	—	569

	Total			$1,509	$1	$3	$—	$—	$1,513

Fixed accounts of variable universal life insurance	1%	–	1.99%	$4	$3	$2	$—	$9	$18
	2%	–	2.99%	30	—	1	2	2	35
	3%	–	3.99%	134	1	1	1	—	137
	4%	–	5.00%	648	—	—	—	—	648

	Total			$816	$4	$4	$3	$11	$838

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$3	$—	$—	$3
	2%	–	2.99%	126	—	—	—	—	126
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$126	$—	$3	$—	$—	$129

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	32	—	—	—	—	32
	4%	–	5.00%	314	—	—	—	—	314

	Total			$346	$—	$—	$—	$—	$346

Total	1%	–	1.99%	$646	$517	$165	$48	$19	$1,395
	2%	–	2.99%	455	—	2	2	2	461
	3%	–	3.99%	7,006	2	3	2	—	7,013
	4%	–	5.00%	5,475	—	—	—	—	5,475

	Total			$13,582	$519	$170	$52	$21	$14,344

Percentage of total account values that reset in:
Next 12 months				99.8%	96.3%	93.8%	100.0%	100.0%	99.6%
> 12 months to 24 months				0.1	3.0	5.8	—	—	0.3
> 24 months				0.1	0.7	0.4	—	—	0.1
Total				100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

RiverSource Life Insurance Company

				December 31, 2021
				Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates			At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Fixed accounts of variable annuities	1%	–	1.99%	$283	$13	$8	$—	$—	$304
	2%	–	2.99%	193	—	—	—	—	193
	3%	–	3.99%	2,729	—	—	1	—	2,730
	4%	–	5.00%	1,627	—	—	—	—	1,627

	Total			$4,832	$13	$8	$1	$—	$4,854

Fixed accounts of structured variable annuities	1%	–	1.99%	$13	$—	$—	$—	$—	$13
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$13	$—	$—	$—	$—	$13

Fixed annuities	1%	–	1.99%	$1,009	$100	$86	$36	$10	$1,241
	2%	–	2.99%	79	—	—	—	—	79
	3%	–	3.99%	3,637	—	—	—	—	3,637
	4%	–	5.00%	2,274	—	—	—	—	2,274

	Total			$6,999	$100	$86	$36	$10	$7,231

Non-indexed accounts of fixed indexed annuities	1%	–	1.99%	$1	$4	$8	$15	$—	$28
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$1	$4	$8	$15	$—	$28

Universal life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	46	—	—	—	—	46
	3%	–	3.99%	907	—	—	—	—	907
	4%	–	5.00%	617	—	—	—	—	617

	Total			$1,570	$—	$—	$—	$—	$1,570

Fixed accounts of variable universal life insurance	1%	–	1.99%	$11	$—	$—	$—	$—	$11
	2%	–	2.99%	35	—	—	—	—	35
	3%	–	3.99%	137	—	—	—	—	137
	4%	–	5.00%	666	—	—	—	—	666

	Total			$849	$—	$—	$—	$—	$849

Non-indexed accounts of indexed universal life insurance	1%	–	1.99%	$—	$—	$3	$—	$—	$3
	2%	–	2.99%	130	—	—	—	—	130
	3%	–	3.99%	—	—	—	—	—	—
	4%	–	5.00%	—	—	—	—	—	—

	Total			$130	$—	$3	$—	$—	$133

Other life insurance	1%	–	1.99%	$—	$—	$—	$—	$—	$—
	2%	–	2.99%	—	—	—	—	—	—
	3%	–	3.99%	35	—	—	—	—	35
	4%	–	5.00%	342	—	—	—	—	342

	Total			$377	$—	$—	$—	$—	$377

Total	1%	–	1.99%	$1,317	$117	$105	$51	$10	$1,600
	2%	–	2.99%	483	—	—	—	—	483
	3%	–	3.99%	7,445	—	—	1	—	7,446
	4%	–	5.00%	5,526	—	—	—	—	5,526

	Total			$14,771	$117	$105	$52	$10	$15,055

RiverSource Life Insurance Company

		December 31, 2021
		Account Values with Crediting Rates
(in millions, except percentages)	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1-49 bps above Guaranteed Minimum	50-99 bps above Guaranteed Minimum	100-150 bps above Guaranteed Minimum	Greater than 150 bps above Guaranteed Minimum	Total
Percentage of total account values that reset in:
Next 12 months		98.8%	85.1%	79.8%	33.8%	1.1%	98.2%
> 12 months to 24 months		1.0	—	10.5	66.2	98.9	1.4
> 24 months		0.2	14.9	9.7	—	—	0.4
Total		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables summarize the balances of and changes in the liability for future policy benefits, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Long Term Care Insurance	Total, All Products
Pre-adoption balance at December 31, 2020	$1,536	$633	$530	$5,749	$8,448
Effect of shadow reserve adjustments	(175)	—	—	(566)	(741)
Adjustments for loss contracts (with premiums in excess of gross premiums) under the modified retrospective approach	4	—	—	35	39
Effect of change in deferred profit liability	(43)	—	—	—	(43)
Effect of remeasurement of the liability at the current single A discount rate	215	265	238	1,965	2,683
Post-adoption balance at January 1, 2021	1,537	898	768	7,183	10,386
Less: reinsurance recoverable	—	601	24	3,623	4,248
Post-adoption balance at January 1, 2021, after reinsurance recoverable	$1,537	$297	$744	$3,560	$6,138

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2021	$—	$702	$238	$1,831	$2,771
Beginning balance at original discount rate	—	536	183	1,498	2,217
Effect of changes in cash flow assumptions	—	—	—	(6)	(6)
Effect of actual variances from expected experience	—	56	(35)	(61)	(40)
Adjusted beginning of year balance	$—	$592	$148	$1,431	$2,171
Issuances	38	78	18	—	134
Interest accrual	—	29	9	73	111
Net premiums collected	(38)	(63)	(20)	(184)	(305)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$636	$155	$1,320	$2,111
Effect of changes in discount rate assumptions	—	141	33	227	401
Balance at December 31, 2021	$—	$777	$188	$1,547	$2,512
Present Value of Future Policy Benefits:
Balance at January 1, 2021	$1,537	$1,600	$1,006	$9,014	$13,157
Beginning balance at original discount rate	1,321	1,169	714	6,716	9,920
Effect of changes in cash flow assumptions	—	—	—	(8)	(8)
Effect of actual variances from expected experience	(14)	58	(40)	(124)	(120)
Adjusted beginning of year balance	$1,307	$1,227	$674	$6,584	$9,792
Issuances	39	78	18	—	135
Interest accrual	53	70	39	347	509
Benefit payments	(168)	(120)	(43)	(336)	(667)
Derecognition (lapses)	—	—	—	—	—

RiverSource Life Insurance Company

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Long Term Care Insurance	Total, All Products
Ending balance at original discount rate	$1,231	$1,255	$688	$6,595	$9,769
Effect of changes in discount rate assumptions	139	343	226	1,755	2,463
Balance at December 31, 2021	$1,370	$1,598	$914	$8,350	$12,232
Adjustment due to reserve flooring	$—	$1	$—	$—	$1
Net liability for future policy benefits	$1,370	$822	$726	$6,803	$9,721
Less: reinsurance recoverable	1,265	558	25	3,443	5,291
Net liability for future policy benefits, after reinsurance recoverable	$105	$264	$701	$3,360	$4,430
Discounted expected future gross premiums	$—	$2,005	$1,158	$1,623	$4,786
Expected future gross premiums	$—	$2,815	$1,395	$1,905	$6,115
Expected future benefit payments	$1,707	$2,159	$1,217	$11,568	$16,651
Weighted average interest accretion rate	4.2%	6.5%	5.9%	5.3%
Weighted average discount rate	2.6%	2.8%	2.8%	2.9%
Weighted average duration of liability (in years)	7	8	9	10

The annual review of LTC future policy benefit reserves in the third quarter of 2021 resulted in assumption updates that decreased the net liability for future policy benefits $2 million, partially offset by a $1 million decrease to reinsurance recoverable, primarily reflecting updates to premium rate increase and benefit reduction assumptions.

(in millions, except percentages)	Life Contingent Payout Annuities	Term and Whole Life Insurance	Disability Insurance	Long Term Care Insurance	Total, All Products
Present Value of Expected Net Premiums:
Balance at January 1, 2022	$—	$777	$188	$1,547	$2,512
Beginning balance at original discount rate	—	636	155	1,320	2,111
Effect of changes in cash flow assumptions	—	1	1	52	54
Effect of actual variances from expected experience	—	47	(22)	(48)	(23)
Adjusted beginning of year balance	$—	$684	$134	$1,324	$2,142
Issuances	42	57	12	—	111
Interest accrual	—	34	7	65	106
Net premiums collected	(42)	(67)	(16)	(169)	(294)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$—	$708	$137	$1,220	$2,065
Effect of changes in discount rate assumptions	—	(22)	(3)	(13)	(38)
Balance at December 31, 2022	$—	$686	$134	$1,207	$2,027
Present Value of Future Policy Benefits:
Balance at January 1, 2022	$1,370	$1,598	$914	$8,350	$12,232
Beginning balance at original discount rate	1,231	1,255	688	6,595	9,769
Effect of changes in cash flow assumptions	—	(8)	1	42	35
Effect of actual variances from expected experience	(13)	52	(28)	(36)	(25)
Adjusted beginning of year balance	$1,218	$1,299	$661	$6,601	$9,779
Issuances	42	57	12	—	111
Interest accrual	49	73	38	336	496
Benefit payments	(154)	(116)	(42)	(368)	(680)
Derecognition (lapses)	—	—	—	—	—
Ending balance at original discount rate	$1,155	$1,313	$669	$6,569	$9,706
Effect of changes in discount rate assumptions	(90)	6	27	(130)	(187)
Balance at December 31, 2022	$1,065	$1,319	$696	$6,439	$9,519
Adjustment due to reserve flooring	$—	$3	$—	$—	$3
Net liability for future policy benefits	$1,065	$636	$562	$5,232	$7,495
Less: reinsurance recoverable	949	443	19	2,649	4,060
Net liability for future policy benefits, after reinsurance recoverable	$116	$193	$543	$2,583	$3,435
Discounted expected future gross premiums	$—	$1,855	$926	$1,381	$4,162
Expected future gross premiums	$—	$3,183	$1,331	$1,908	$6,422
Expected future benefit payments	$1,595	$2,234	$1,169	$11,229	$16,227
Weighted average interest accretion rate	4.1%	6.4%	6.1%	5.2%
Weighted average discount rate	5.2%	5.5%	5.4%	5.4%
Weighted average duration of liability (in years)	6	7	8	9

RiverSource Life Insurance Company

The annual review of LTC future policy benefit reserves in the third quarter of 2022 resulted in assumption updates that decreased the net liability for future policy benefits $10 million, partially offset by a $4 million decrease to reinsurance recoverable, primarily reflecting updates to morbidity, premium rate increase and benefit reduction assumptions. The annual review of term life insurance future policy benefit reserves in the third quarter of 2022 resulted in assumption updates that decreased the net liability for future policy benefits by $9 million, offset by a $16 million decrease to reinsurance recoverable, reflecting updates to lapse assumptions.

The balances of and changes in additional liabilities related to insurance guarantees were as follows:

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2022	$1,120	$76	$46	$1,242
Interest accrual	32	5	1	38
Benefit accrual	108	8	—	116
Benefit payments	(43)	(14)	(4)	(61)
Effect of actual variances from expected experience	(19)	2	(2)	(19)
Impact of change in net unrealized (gains) losses on securities	(98)	(3)	(29)	(130)
Balance at December 31, 2022	$1,100	$74	$12	$1,186
Weighted average interest accretion rate	2.9%	7.0%	4.1%
Weighted average discount rate	3.2%	7.1%	4.0%
Weighted average duration of reserves (in years)	10	8	6

(in millions, except percentages)	Universal Life Insurance	Variable Universal Life Insurance	Other Life Insurance	Total, All Products
Balance at January 1, 2021	$1,030	$74	$58	$1,162
Interest accrual	29	5	1	35
Benefit accrual	129	8	3	140
Benefit payments	(37)	(12)	(5)	(54)
Effect of actual variances from expected experience	(10)	2	(1)	(9)
Impact of change in net unrealized (gains) losses on securities	(21)	(1)	(10)	(32)
Balance at December 31, 2021	$1,120	$76	$46	$1,242
Weighted average interest accretion rate	2.9%	7.0%	4.0%
Weighted average discount rate	3.1%	7.1%	4.0%
Weighted average duration of reserves (in years)	12	9	7

The amount of revenue and interest recognized in the Statement of Income was as follows:

	Years Ended December 31,
	2022		2021
(in millions)	Gross Premiums	Interest Expense	Gross Premiums	Interest Expense
Life contingent payout annuities	$45	$49	$39	$53
Term and whole life insurance	169	39	166	41
Disability insurance	127	31	131	30
Long term care insurance	189	271	192	274
Total	$530	$390	$528	$398

RiverSource Life Insurance Company

The following tables summarize the balances of and changes in unearned revenue, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)	Universal Life Insurance	Variable Universal Life Insurance	Indexed Universal Life Insurance	Total, All Products

Pre-adoption balance at December 31, 2020	$19	$76	$—	$95
Effect of shadow reserve adjustments	5	10	153	168
Post-adoption balance at January 1, 2021	24	86	153	263
Deferral of revenue	3	34	55	92
Amortization	(1)	(8)	(13)	(22)
Balance at December 31, 2021	$26	$112	$195	$333
Balance at January 1, 2022	$26	$112	$195	$333
Deferral of revenue	2	48	54	104
Amortization	(1)	(10)	(16)	(27)
Balance at December 31, 2022	$27	$150	$233	$410

11. SEPARATE ACCOUNT ASSETS AND LIABILITIES

The fair value of separate account assets is invested exclusively in mutual funds.

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2022, 2021 and 2020.

The balances of and changes in separate account liabilities were as follows:

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2022	$82,862	$9,376	$92,238
Premiums and deposits	1,067	425	1,492
Policy charges	(1,396)	(278)	(1,674)
Surrenders and other benefits	(4,923)	(286)	(5,209)
Investment return	(14,450)	(1,654)	(16,104)
Net transfer from (to) general account	63	70	133
Balance at December 31, 2022	$63,223	$7,653	$70,876
Cash surrender value	$61,461	$7,200	$68,661

(in millions)	Variable Annuities	Variable Universal Life	Total
Balance at January 1, 2021	$79,299	$8,257	$87,556
Premiums and deposits	2,590	411	3,001
Policy charges	(1,520)	(263)	(1,783)
Surrenders and other benefits	(6,336)	(362)	(6,698)
Investment return	8,660	1,249	9,909
Net transfer from (to) general account	169	84	253
Balance at December 31, 2021	$82,862	$9,376	$92,238
Cash surrender value	$80,746	$8,939	$89,685

12. MARKET RISK BENEFITS/VARIABLE ANNUITY AND INSURANCE GUARANTEES

Market Risk Benefits

Market risk benefits are contracts or contract features that both provide protection to the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. Most of the variable annuity contracts issued by the Company contain a GMDB provision. The Company previously offered contracts containing GMWB, GMAB, or GMIB provisions.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value at specified contract anniversary intervals minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

RiverSource Life Insurance Company

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Individual variable annuity contracts may have both a death benefit and a living benefit. Net amount at risk is quantified for each benefit and a composite net amount at risk is calculated using the greater of the death benefit or living benefit for each individual contract. The net amount at risk for GMDB, and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following tables summarize the balances of and changes in market risk benefits, including the January 1, 2021 adoption of ASU 2018-12.

(in millions)
Pre-adoption balance at December 31, 2020	$3,084
Effect of shadow reserve adjustments	(3)
Adjustments for the cumulative effect of the changes in instrument-specific credit risk on market risk benefits between the original contract issuance date and the transition date	670
Adjustments to the host contract for differences between previous carrying amount and fair value measurement for the market risk benefits under the option-based method of valuation	20
Adjustments for the remaining difference (exclusive of the instrument-specific credit risk change and host contract adjustments) between previous carrying amount and fair value measurements for the market risk benefits	1,058
Post-adoption balance at January 1, 2021	$4,829

RiverSource Life Insurance Company

	Years Ended December 31,
(in millions, except age)	2022	2021
Balance at beginning of period	$2,901	$4,829
Issuances	27	45
Interest accrual and time decay	(237)	(294)
Reserve increase from attributed fees collected	810	819
Reserve release for benefit payments and derecognition	(29)	(8)
Effect of changes in interest rates and bond markets	(4,193)	(1,053)
Effect of changes in equity markets and subaccount performance	2,258	(1,558)
Effect of changes in equity index volatility	205	73
Actual policyholder behavior different from expected behavior	17	52
Effect of changes in other future expected assumptions	(139)	123
Effect of changes in the instrument-specific credit risk on market risk benefits	(517)	(127)
Balance at end of period	$1,103	$2,901
Reconciliation of the gross balances in an asset or liability position:
Asset position	$1,015	$539
Liability position	(2,118)	(3,440)
Net asset (liability) position	$(1,103)	$(2,901)
Guaranteed benefit amount in excess of current account balances (net amount at risk):
Death benefits	$2,781	$251
Living benefits	$3,364	$195
Composite (greater of)	$5,830	$441
Weighted average attained age of contractholders	68	68
Changes in unrealized (gains) losses in net income relating to liabilities held at end of period	$(2,044)	$(2,502)
Changes in unrealized (gains) losses in other comprehensive income relating to liabilities held at end of period	$(505)	$(102)

The following tables provide a summary of the significant inputs and assumptions used in the fair value measurements developed by the Company or reasonably available to the Company of market risk benefits:

	December 31, 2022
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$1,103	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	11.0%
			Surrender rate(2)	0.2%	–	45.6%	3.6%
			Market volatility(3)	0.0%	–	26.6%	12.1%
			Nonperformance risk(4)	95 bps			95 bps
			Mortality rate(5)	0.0%	–	41.6%	1.5%

	December 31, 2021
	Fair Value	Valuation Technique	Significant Inputs and Assumptions	Range			Weighted Average
	(in millions)
Market risk benefits	$2,901	Discounted cash flow	Utilization of guaranteed withdrawals(1)	0.0%	–	48.0%	10.6%
			Surrender rate(2)	0.2%	–	45.6%	3.6%
			Market volatility(3)	0.0%	–	25.4%	11.4%
			Nonperformance risk(4)	65 bps			65 bps
			Mortality rate(5)	0.0%	–	54.5%	1.5%

(1)

The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year. The weighted average utilization rate represents the average assumption, weighted based on the benefit base. The calculation excludes policies that have already started taking withdrawals.

(2)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(3)

Market volatility represents the implied volatility of each contractholder’s mix of funds. The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

(4)	The nonperformance risk is the spread added to the U.S. Treasury curve.
(5)	The weighted average mortality rate represents the average assumption weighted based on the account value of each contract.

RiverSource Life Insurance Company

Changes to Significant Inputs and Assumptions:

During the years ended December 31, 2022 and 2021, the Company updated inputs and assumptions based on management’s review of experience studies. These updates resulted in the following notable changes in the fair value estimates of market risk benefits calculations:

Year ended December 31, 2022

•	Updates to utilization of guaranteed withdrawals assumptions resulted in a decrease to pre-tax income of $39 million.

•	Updates to surrender rates resulted in a decrease to pre-tax income of $200 million.

•	Updates to mortality rates resulted in a decrease to pre-tax income of $49 million.

Year ended December 31, 2021

•	Updates to surrender rates resulted in a decrease to pre-tax income of $185 million.

Refer to the rollforward of market risk benefits for the impacts of changes to interest rate, equity market, volatility and nonperformance risk assumptions.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in utilization and volatility used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rates used in the fair value measurement of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in mortality rates used in the fair value measurement of the death benefit portion of market risk benefits in isolation would have resulted in a significantly higher (lower) liability value whereas significant increases (decreases) in mortality rates used in the fair values measurement of the life contingent portion of market risk benefits in isolation would have resulted in a significantly lower (higher) liability value.

Surrender rates, utilization rates and mortality rates vary with the type of base product, type of rider, the duration of the policy, age of the contractholder, calendar year of the projection, previous withdrawal history, and the relationship between the value of the guaranteed benefit and the contract accumulation value.

Determination of Fair Value

The Company values market risk benefits using internal valuation models. These models include observable capital market assumptions and significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Variable Annuity and Insurance Guarantees

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees prior to the adoption of ASU 2018-12 were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2020	$16	$7	$1,462	$(39)	$758
Incurred claims	15	—	1,587	40	209
Paid claims	(7)	(1)	—	—	(51)
Balance at December 31, 2020	$24	$6	$3,049	$1	$916

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

13. DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. As of December 31, 2022 and 2021, the Company had accessed collateralized borrowings and pledged (granted a lien on) certain investments, primarily commercial mortgage backed securities, with an aggregate fair value of $962 million and $1.0 billion, respectively. The amount of the Company’s liability including accrued interest was $201 million and $200 million as of December 31, 2022 and 2021, respectively. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2022 and 2021. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2022 and 2021 was 4.6% and 0.3%, respectively.

RiverSource Life Insurance Company

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to London Interbank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2022 and 2021 and is recorded in Long-term debt.

14. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$8,311	$395	$8,706
Residential mortgage backed securities	—	2,959	—	2,959
Commercial mortgage backed securities	—	2,651	—	2,651
State and municipal obligations	—	786	—	786
Asset backed securities	—	452	545	997
Foreign government bonds and obligations	—	35	—	35
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,194	940	16,135
Cash equivalents	1,063	1,529	—	2,592
Market risk benefits	—	—	1,015	1,015	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	48	48
Other assets:
Interest rate derivative contracts	7	260	—	267
Equity derivative contracts	129	2,564	—	2,693
Foreign exchange derivative contracts	—	34	—	34
Credit derivative contracts	—	13	—	13
Total other assets	136	2,871	—	3,007
Separate account assets at net asset value (“NAV”)				70,876	(2)
Total assets at fair value	$1,200	$19,594	$2,003	$93,673

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$44	$47
IUL embedded derivatives	—	—	739	739
Structured variable annuity embedded derivatives	—	—	(137)	(137	)(3)
Total policyholder account balances, future policy benefits and claims	—	3	646	649	(4)
Market risk benefits	—	—	2,118	2,118	(1)
Other liabilities:
Interest rate derivative contracts	4	351	—	355
Equity derivative contracts	138	2,228	—	2,366
Foreign exchange derivative contracts	6	4	—	10
Total other liabilities	148	2,583	—	2,731
Total liabilities at fair value	$148	$2,586	$2,764	$5,498

RiverSource Life Insurance Company

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$9,142	$496	$9,638
Residential mortgage backed securities	—	2,250	—	2,250
Commercial mortgage backed securities	—	2,656	—	2,656
State and municipal obligations	—	1,074	—	1,074
Asset backed securities	—	246	291	537
Foreign government bonds and obligations	—	83	—	83
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,451	787	16,239
Cash equivalents	1,985	1,191	—	3,176
Market risk benefits	—	—	539	539	(1)
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	59	59
Other assets:
Interest rate derivative contracts	1	1,251	—	1,252
Equity derivative contracts	158	4,080	—	4,238
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	9	—	9
Total other assets	160	5,357	—	5,517
Separate account assets at NAV				92,238	(2)
Total assets at fair value	$2,146	$21,999	$1,385	$117,768

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$5	$56	$61
IUL embedded derivatives	—	—	905	905
Structured variable annuity embedded derivatives	—	—	406	406
Total policyholder account balances, future policy benefits and claims	—	5	1,367	1,372	(5)
Market risk benefits	—	—	3,440	3,440	(1)
Other liabilities:
Interest rate derivative contracts	1	467	—	468
Equity derivative contracts	101	3,610	—	3,711
Foreign exchange derivative contracts	1	—	—	1
Total other liabilities	103	4,077	—	4,180
Total liabilities at fair value	$103	$4,082	$4,807	$8,992

(1)

See Note 12 for additional information related to market risk benefits, including the balances of and changes in market risk benefits as well as the significant inputs and assumptions used in the fair value measurements of market risk benefits.

(2)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(3)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.
(4)	The Company’s adjustment for nonperformance risk resulted in a $139 million cumulative decrease to the embedded derivatives as of December 31, 2022.
(5)	The Company’s adjustment for nonperformance risk resulted in a $96 million cumulative decrease to the embedded derivatives as of December 31, 2021.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$406		$1,367
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(633	)(3)	(747)
Issues	—		51		90		141
Settlements	(3)		(112)		—		(115)
Balance at December 31, 2022	$44		$739		$(137	)(4)	$646
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(633	)(3)	$(738)

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$70	$1,054
Total (gains) losses included in:
Net income	10	(2)	68	(2)	393 (3)	471
Issues	—		—		(28)	(28)
Settlements	(3)		(98)		(29)	(130)
Balance at December 31, 2021	$56		$905		$406	$1,367
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$—	$68

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2020	$735	$17	$389	$1,141
Total gains (losses) included in:
Other comprehensive income (loss)	15	1	(2)	14
Purchases	62	39	—	101
Settlements	(46)	—	(6)	(52)
Transfers into Level 3	—	—	14	14
Transfers out of Level 3	—	(48)	—	(48)
Balance at December 31, 2020	$766	$9	$395	$1,170
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2020	$(1)	$—	$—	$(1	)(1)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$15	$1	$(2)	$14

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives(5)		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2020	$43		$881		$763		$—		$1,687
Total (gains) losses included in:
Net income	4	(2)	76	(2)	1,152	(3)	91	(3)	1,323
Issues	3		61		362		(21)		405
Settlements	(1)		(83)		39		—		(45)
Balance at December 31, 2020	$49		$935		$2,316		$70		$3,370
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2020	$—		$76	(2)	$1,206	(3)	$—		$1,282

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.
(5)	GMWB and GMAB were accounted for as embedded derivatives prior to the adoption of ASU 2018-12. Upon adoption of ASU 2018-12, GMWB and GMAB are accounted for as market risk benefits.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $45 million and $(23) million, net of the reinsurance accrual, for the years ended December 31, 2022 and 2021, respectively, and $196 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the year ended December 31, 2020 (prior to the adoption of ASU 2018-12).

RiverSource Life Insurance Company

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2022
	Fair Value		Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$395		Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%–2.3%	1.4%
Asset backed securities	$545		Discounted cash flow	Annual default rate	2.4%	2.4%
				Loss severity	25.0%	25.0%
				Yield/spread to U.S. Treasuries(2)	320 bps–550 bps	329 bps
Fixed deferred indexed annuity ceded embedded derivatives	$48		Discounted cash flow	Surrender rate (4)	0.0%–66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$44		Discounted cash flow	Surrender rate (4)	0.0%–66.8%	1.4%
				Nonperformance risk (5)	95 bps	95 bps
IUL embedded derivatives	$739		Discounted cash flow	Nonperformance risk (5)	95 bps	95 bps
Structured variable annuity embedded derivatives	$(137	)(6)	Discounted cash flow	Surrender rate (4)	0.8%–40.0%	0.9%
				Nonperformance risk (5)	95 bps	95 bps

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$496	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%–2.4%	1.1%
Asset backed securities	$291	Discounted cash flow	Annual default rate	5.8%	5.8%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates (3)	175 bps–275 bps	182 bps
Fixed deferred indexed annuity ceded embedded derivatives	$59	Discounted cash flow	Surrender rate (4)	0.0%–66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$56	Discounted cash flow	Surrender rate (4)	0.0%–66.8%	1.4%
			Nonperformance risk (5)	65 bps	65 bps
IUL embedded derivatives	$905	Discounted cash flow	Nonperformance risk (5)	65 bps	65 bps
Structured variable annuity embedded derivatives	$406	Discounted cash flow	Surrender rate (4)	0.8%–40.0%	0.9%
			Nonperformance risk (5)	65 bps	65 bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(3)

The weighted average for the yield/spread to swap rates for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its yield/spread to swap divided by the aggregate balances of the tranches.

(4)	The weighted average surrender rate represents the average assumption weighted based on the account value of each contract.
(5)

The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives. During the third quarter of 2022, the Company changed to using a U.S. Treasury curve as its observable discount rate curve reflecting the evolution of LIBOR discontinuation as an observable reference rate used by market participants.

(6)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

RiverSource Life Insurance Company

Significant increases (decreases) in the surrender rate used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest

RiverSource Life Insurance Company

rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2022 and 2021. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders (prior to the adoption of ASU 2018-12), fixed deferred indexed annuity, structured variable annuity and IUL products.

Prior to the adoption of ASU 2018-12, the Company valued the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculated fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models included observable capital market assumptions and incorporated significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that included margins for risk, all of which the Company believed a market participant would expect. The fair value also reflected a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements were classified as Level 3. The embedded derivatives attributable to these provisions were recorded in Policyholder account balances, future policy benefits and claims. Refer to Note 12 for additional information on these provisions accounted for as market risk benefits under ASU 2018-12.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2022 and 2021. See Note 17 and Note 18 for further information on the credit risk of derivative instruments and related collateral.

RiverSource Life Insurance Company

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $58 million and $93 million as of December 31, 2022 and 2021, respectively, and is classified as Level 3 in the fair value hierarchy.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2022
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,768	$—	$—	$1,600	$1,600
Policy loans	847	—	847	—	847
Other investments	89	—	69	20	89
Receivables	7,372	—	—	6,174	6,174
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$14,450	$—	$—	$12,470	$12,470
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	315	—	315
Other liabilities	8	—	—	7	7
Separate account liabilities — investment contracts	298	—	298	—	298

	December 31, 2021
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,788	$—	$—	$1,872	$1,872
Policy loans	834	—	834	—	834
Other investments	61	—	40	21	61
Receivables	7,876	—	—	8,630	8,630
Financial Liabilities
Policyholder account balances, future policy benefits and claims	$12,289	$—	$—	$13,215	$13,215
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	498	—	498
Other liabilities	9	—	—	9	9
Separate account liabilities — investment contracts	403	—	403	—	403

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 13 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

15. RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2022, 2021 and 2020, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2027 and a total of $9 million thereafter.

RiverSource Life Insurance Company

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $320 million, $345 million and $358 million for the years ended December 31, 2022, 2021 and 2020, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $(56) million and $18 million as of December 31, 2022 and 2021, respectively, which is reflected in Other liabilities and Other assets, respectively.

Investments

The Company invested in AA and A rated asset backed securities issued by AAF as of December 31, 2021 and in AA, A and BBB rated asset backed securities issued by AAF 2 as of December 31, 2022, both affiliates of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2021, the fair value of these asset backed securities was $289 million. During the third quarter of 2022, the Company redeemed the outstanding AA and A rated securities issued by AAF at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2022, the fair value of these asset backed securities was $544 million. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed Maturities, at fair value. Interest income from these asset backed securities was $17 million, $12 million and $14 million for the years ended December 31, 2022, 2021 and 2020, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2022 and 2021. See Note 13 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 13 for information about a surplus note to an affiliate.

Dividends, Return of Capital or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Dividends paid to Ameriprise Financial	$600	$1,900	$800
Dividend received from RiverSource Life of NY	63	—	—
Dividends received from RTA	—	50	95
Return of capital received from RTA	80	—	—

On February 17, 2023, RiverSource Life Insurance Company’s Board of Directors declared a cash dividend of up to $200 million to Ameriprise Financial, payable on or after March 20, 2023, pending approval by the Minnesota Department of Commerce.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 16 for additional information.

16. REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned (deficit)/surplus was $(679) million and $175 million as of December 31, 2022 and 2021, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.1 billion and $3.4 billion as of December 31, 2022 and 2021, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Statutory net gain from operations	$1,615	$1,366	$1,393
Statutory net income	1,769	253	1,582

Government debt securities of $4 million and $5 million as of December 31, 2022 and 2021, respectively, were on deposit with various states as required by law.

17. OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,887	$—	$2,887	$(2,313)	$(565)	$(5)	$4
OTC cleared	23	—	23	(9)	—	—	14
Exchange-traded	97	—	97	(75)	—	—	22
Total	$3,007	$—	$3,007	$(2,397)	$(565)	$(5)	$40

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$5,330	$—	$5,330	$(3,571)	$(1,623)	$(114)	$22
OTC cleared	88	—	88	(41)	—	—	47
Exchange-traded	99	—	99	(91)	—	—	8
Total	$5,517	$—	$5,517	$(3,703)	$(1,623)	$(114)	$77

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$2,630	$—	$2,630	$(2,313)	$(38)	$(277)	$2
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	92	—	92	(75)	—	(17)	—
Total	$2,731	$—	$2,731	$(2,397)	$(38)	$(294)	$2

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral
Derivatives:
OTC	$4,048	$—	$4,048	$(3,571)	$(181)	$(293)	$3
OTC cleared	41	—	41	(41)	—	—	—
Exchange-traded	91	—	91	(91)	—	—	—
Total	$4,180	$—	$4,180	$(3,703)	$(181)	$(293)	$3

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 18 for additional disclosures related to the Company’s derivative instruments.

18. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 17 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2022			December 31, 2021
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$101,302	$267	$355	$79,459	$1,252	$468
Equity contracts	67,416	2,693	2,366	59,763	4,238	3,711
Credit contracts	1,802	13	—	1,717	9	—
Foreign exchange contracts	2,870	34	10	2,239	18	1
Total non-designated hedges	173,390	3,007	2,731	143,178	5,517	4,180
Embedded derivatives
IUL	N/A	—	739	N/A	—	905
Fixed deferred indexed annuities and deposit receivables	N/A	48	47	N/A	59	61
Structured variable annuity (3)	N/A	—	(137)	N/A	—	406
Total embedded derivatives	N/A	48	649	N/A	59	1,372
Total derivatives	$173,390	$3,055	$3,380	$143,178	$5,576	$5,552

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of IUL, fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2022 included $194 million of individual contracts in a liability position and $331 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2021 included $409 million of individual contracts in a liability position and $3 million of individual contracts in an asset position.

See Note 14 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2022 and 2021, investment securities with a fair value of $14 million and $123 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $5 million and $123 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2022 and 2021, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2022 and 2021, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2022
Interest rate contracts	$—	$(26)	$—	$(2,874)
Equity contracts	—	(164)	(126)	899
Credit contracts	—	—	—	279
Foreign exchange contracts	—	—	—	105
IUL embedded derivatives	—	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	4	—
Structured variable annuity embedded derivatives	—	633	—	—
Total gain (loss)	$—	$443	$95	$(1,591)

Year Ended December 31, 2021
Interest rate contracts	$—	$—	$—	$(886)
Equity contracts	1	34	91	(851)
Credit contracts	—	—	—	43
Foreign exchange contracts	—	—	—	5
IUL embedded derivatives	—	—	30	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	—	(8)	—
Structured variable annuity embedded derivatives	—	(393)	—	—
Total gain (loss)	$1	$(359)	$113	$(1,689)

RiverSource Life Insurance Company

(in millions)	Net Investment Income	Benefits, Claims, Losses and Settlement Expenses	Interest Credited to Fixed Accounts	Change in Fair Value of Market Risk Benefits
Year Ended December 31, 2020
Interest rate contracts	$—	$1,633	$—	$—
Equity contracts	—	(744)	55	—
Credit contracts	—	(106)	—	—
Foreign exchange contracts	—	(8)	—	—
GMWB and GMAB embedded derivatives (1)	—	(1,553)	—	—
IUL embedded derivatives	—	—	7	—
Fixed deferred indexed annuities embedded derivatives	—	—	(4)	—
Structured variable annuity embedded derivatives	—	(91)	—	—
Total gain (loss)	$—	$(869)	$58	$—

(1)	GMWB and GMAB were accounted for as embedded derivatives prior to the adoption of ASU 2018-12. Upon adoption of ASU 2018-12, GMWB and GMAB are accounted for as market risk benefits.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2022:

(in millions)	Premiums Payable	Premiums Receivable
2023	$50	$43
2024	132	23
2025	121	21
2026	251	88
2027	19	—
2028-2029	59	—
Total	$632	$175

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the years ended December 31, 2022, 2021 and 2020, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2022, 2021 and 2020, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 17 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2022 and 2021, the

RiverSource Life Insurance Company

aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $234 million and $383 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2022 and 2021 was $232 million and $383 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2022 and 2021 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $2 million and nil as of December 31, 2022 and 2021, respectively.

19. SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income (2)	88	(19)	69
Impact of benefit reserves and reinsurance recoverables	103	(18)	85
Net unrealized gains (losses) on securities	(2,593)	558	(2,035)
Effect of changes in discount rate assumptions on certain long-duration contracts	1,095	(234)	861
Effect of changes in instrument-specific credit risk on MRBs	517	(110)	407
Total other comprehensive income (loss)	$(981)	$214	$(767)

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income (2)	(556)	117	(439)
Impact of benefit reserves and reinsurance recoverables	8	(1)	7
Net unrealized gains (losses) on securities	(1,075)	227	(848)
Effect of changes in discount rate assumptions on certain long-duration contracts	361	(77)	284
Effect of changes in instrument-specific credit risk on MRBs	127	(27)	100
Total other comprehensive income (loss)	$(587)	$123	$(464)

	Year Ended December 31, 2020
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$811	$(170)	$641
Reclassification of net (gains) losses on securities included in net income (2)	5	(1)	4
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables(3)	(274)	57	(217)
Net unrealized gains (losses) on securities	542	(114)	428
Total other comprehensive income (loss)	$542	$(114)	$428

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).
(3)	See Note 22 for a summary of the revision to the Company’s previously reported Consolidated Financial Statements.

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates. Prior to the adoption of ASU 2018-12, adjustments to DAC, DSIC, and unearned revenue were also included.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Effect of Changes in Discount Rate Assumptions	Effect of Changes in Instrument- Specific Credit Risk on MRBs	Other	Total
Balance at January 1, 2020	$757	$—	$—	$(1)	$756
OCI before reclassifications	424	—	—	—	424
Amounts reclassified from AOCI	4	—	—	—	4
Total OCI	428	—	—	—	428
Balance at December 31, 2020	1,185	—	—	(1)	1,184
Cumulative effect of adoption of long-duration contracts guidance	707	(1,217)	(527)	—	(1,037)
OCI before reclassifications	(409)	284	100	—	(25)
Amounts reclassified from AOCI	(439)	—	—	—	(439)
Total OCI	(848)	284	100	—	(464)
Balance at December 31, 2021	1,044	(933)	(427)	(1)	(317)
OCI before reclassifications	(2,104)	861	407	—	(836)
Amounts reclassified from AOCI	69	—	—	—	69
Total OCI	(2,035)	861	407	—	(767)
Balance at December 31, 2022	$(991)	$(72)	$(20)	$(1)	$(1,084)

20. INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Current income tax
Federal	$57	$172	$233
State	(2)	6	—
Total current income tax	55	178	233
Deferred income tax
Federal	150	136	(277)
State	4	2	(1)
Total deferred income tax	154	138	(278)
Total income tax provision (benefit)	$209	$316	$(45)

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2022	2021	2020
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Low income housing tax credits	(2.9)	(3.3)	(20.1)
Dividend received deduction	(2.3)	(1.7)	(9.7)
Foreign tax credit, net of addback	(1.7)	(0.9)	(1.9)
Other, net	(0.3)	0.4	(0.8)
Income tax provision (benefit)	13.8%	15.5%	(11.5)%

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to the lower pretax income relative to tax preferred items.

The increase in the Company’s effective tax rate for the year ended December 31, 2021 compared to 2020 is primarily due to the higher pretax income relative to tax preferred items.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21%

RiverSource Life Insurance Company

as of both December 31, 2022 and 2021. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2022	2021
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$2,274	$2,386
Net unrealized losses on Available-for-Sale securities	244	—
Other	29	14
Gross deferred income tax assets	2,547	2,400
Less: valuation allowance	30	11
Total deferred income tax assets	2,517	2,389
Deferred income tax liabilities
Investment related	923	508
Deferred acquisition costs	409	438
Net unrealized gains on Available-for-Sale securities	—	308
Other	52	57
Gross deferred income tax liabilities	1,384	1,311
Net deferred income tax assets	$1,133	$1,078

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $28 million, net of federal benefit, which will expire beginning December 31, 2023. Based on analysis of the Company’s tax position as of December 31, 2022, management believes it is more likely than not that the Company will not realize certain state net operating losses of $28 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $30 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2022	2021	2020
Balance at January 1	$37	$38	$39
Additions based on tax positions related to the current year	—	—	1
Reductions based on tax positions related to the current year	(1)	(1)	(1)
Additions for tax positions of prior years	1	—	—
Reductions due to lapse of statute of limitations	—	—	(1)
Balance at December 31	$37	$37	$38

If recognized, approximately $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2022, 2021 and 2020, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $34 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized nil, a net increase of $1 million and nil in interest and penalties for the years ended December 31, 2022, 2021 and 2020, respectively. As of both December 31, 2022 and 2021, the Company had a payable of $3 million related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2020.

21. COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2022	2021
Commercial mortgage loans	$—	$48
Affordable housing and other real estate partnerships	8	9
Total funding commitments	$8	$57

RiverSource Life Insurance Company

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2022, these guarantees range from 1% to 5%.

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which include information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s insurance and annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These pending matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a potential loss or range of loss can be reasonably estimated for any matter. An adverse outcome in any matter could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of both December 31, 2022 and 2021, the estimated liability was $12 million. As of both December 31, 2022 and 2021, the related premium tax asset was $10 million. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

22. REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

The Company revised the Consolidated Financial Statements for the year ended December 31, 2020 to correct shadow unearned revenue liability balances associated with universal life insurance products for which the error began prior to the periods presented below. Shadow unearned revenue liability balances were reversed through AOCI as of January 1, 2021 upon the

RiverSource Life Insurance Company

adoption of ASU 2018-12. See Note 1 for additional information. A summary of the revision to our previously reported Consolidated Financial Statements is presented below:

Revised Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2020
(in millions)	As Reported	Impact of Revision	As Revised
Net unrealized gains (losses) on securities	$346	$82	$428
Total other comprehensive income (loss), net of tax	346	82	428
Total comprehensive income (loss)	784	82	866

Revised Consolidated Statements of Shareholder’s Equity

	As Reported			As Revised
(in millions)	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Impact of Revision	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity
Balances at January 1, 2020	$574	$3,336	$182	$756	$3,518
Other comprehensive income, net of tax	346	346	82	428	428
Balances at December 31, 2020	920	3,313	264	1,184	3,577

RiverSource Life Insurance Company 70100 Ameriprise Financial Center Minneapolis, MN 55474 1-800-862-7919	RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.

ANN9080_12_B02_(10/23)	© 2008-2023 RiverSource Life Insurance Company. All rights reserved.